                               [Logo of William Blair Funds] WILLIAM BLAIR FUNDS










                                                                   ANNUAL REPORT
                     -----------------------------------------------------------
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  8

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  9
                   Portfolio of Investments................ 12

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 13
                   Portfolio of Investments................ 16

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 17
                   Portfolio of Investments................ 20

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 21
                   Portfolio of Investments................ 24

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 27
                   Portfolio of Investments................ 30

                 Income Fund
                   An Overview from the Portfolio Managers. 31
                   Portfolio of Investments................ 34

                 Ready Reserves Fund
                   An Overview from the Portfolio Managers. 36
                   Portfolio of Investments................ 38

                 Financial Statements...................... 40

                 Notes to Financial Statements............. 46

                 Report of Independent Auditors............ 62

                 Board of Trustees......................... 63

                 Officers.................................. 64


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

December 31, 2002                                        William Blair Funds  1

[PHOTO]

Marco Hanig

Marco Hanig


--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

2002 seemed like an endless succession of bad news. A worsening Middle East situation, stalled economic recovery, accounting scandals, and the threat of war with Iraq all combined to make this the third year in a row of declining equity markets. With the Standard & Poor's 500 Index of large cap stocks declining 22.10% and the Russell 2000(R) Index small cap index down 20.48%, it was also the worst of the past three years.

While most investors are feeling shell-shocked by this three-year market slide, it is important to keep it in a proper longer-term perspective. In 1998 and 1999, the S&P climbed more than 20% annually--amid warnings that trees do not grow to the sky. Over the past five years--from the start of 1998 to year-end 2002--the S&P 500 index declined only 0.59% annually, leaving investors at just about the same level after a dramatic roller-coaster ride.

Over the last ten years, the S&P 500 index actually gained 9.34% annually. After adjusting for annual inflation of about 2%, the "real" return for equities was about 7% annually over this period--still a bit above the long term historical averages. This statistic reminds us that--despite what we may fear because of the experience of the last three years--investing in equities is generally rewarding to patient long-term investors.

The relative performance of different asset classes continued the trend of the past two years: value outperformed growth, and small cap outperformed large cap.

                        Total Returns by Fund Category
                      January 1 through December 31, 2002

                                  Value   Blend  Growth
                                 ------  ------  ------
                       Large Cap -18.89% -22.06% -27.73%
                       Mid Cap.. -12.89% -17.10% -27.52%
                       Small Cap -10.25% -16.10% -28.42%

The relative returns for the William Blair Funds ranged from pretty good to outstanding. The table on the following page shows that five of the funds beat their Morningstar peer group average, with two trailing their peer group just slightly. The two standouts were the Income Fund, with a return of 7.91% versus 5.24% for the Morningstar Short-term Bond category (a big differential for a bond fund), and the Small Cap Growth Fund, which declined only 17.25% versus a 28.42% decline for the Morningstar Small Cap Growth category.

Most impressive, though, are the longer-term track records of the funds. Four of the seven funds now have a Morningstar rating of 5 stars, which is awarded to the top 10% of funds in their respective category based on risk-adjusted performance for periods of three years or more. Congratulations to the Tax-Managed Growth Fund, the Small Cap Growth Fund, the International Growth Fund and the Income Fund for this remarkable achievement./1/

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
Morningstar category return represents the average annual composite performance of all mutual funds listed in a particular category (such as Large cap Growth) by Morningstar

/1/ Please refer to the performance and Morningstar Ratings(TM) disclosure for the Funds found on page 3.


2  Annual Report                                              December 31, 2002

--------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2002 -- CLASS N SHARES
--------------------------------------------------------------------------------

                                                                                        10 Yr
                                                                                      (or since  Inception      Morningstar
                                                   1 Yr         3 Yr       5 Yr       inception)   Date           Rating
                                                     ------      ------      -----    ---------- --------- ---------------------
Growth Fund                                       -25.85       -15.97      -1.97          7.37   3/20/46          * * * *
Morningstar Large Cap Growth                      -27.73       -21.65      -2.72          6.22                   Among 802
Russell 3000 Growth                               -28.03       -23.44      -4.11          6.30              large growth funds
Standard & Poor's 500                             -22.10       -14.55      -0.59          9.34

Tax-Managed Growth Fund                           -24.37       -12.33                   -11.75   12/27/99        * * * * *
Morningstar Large Cap Growth                      -27.73       -21.65                       --                   Among 802
Russell 3000 Growth                               -28.03       -23.44                   -23.15              large growth funds

Large Cap Growth Fund                             -28.57       -22.06                   -21.60   12/27/99          * * *
Morningstar Large Cap Growth                      -27.73       -21.65                       --                   Among 802
Russell 1000 Growth                               -27.88       -23.64                   -23.43              large growth funds

Small Cap Growth Fund                             -17.25        11.70                    12.33   12/27/99        * * * * *
Morningstar Small Cap Growth                      -28.42       -14.72                       --                   Among 433
Russell 2000 Growth                               -30.26       -21.11                   -19.68              small growth funds
Although initial public offerings (IPOs) had an insignificant effect on the Fund's performance in 2001 and 2002, the Small Cap Growth Fund's performance during
2000 was primarily attributable to investments in IPOs during a rising market. As the
Fund grows, the impact of IPOs is likely to diminish.

International Growth Fund                         -15.18       -12.37       8.04          9.69   10/1/92         * * * * *
Morningstar Foreign Stock                         -16.35       -17.82      -2.09          4.86                   Among 662
MSCI World Free Ex-US                             -14.67       -16.45      -2.66          4.17              foreign stock funds

Value Discovery Fund                              -10.70         7.61       5.88         10.00   12/23/96         * * * *
Morningstar Small Cap Value                       -10.25         7.32       2.86            --                   Among 191
Russell 2000                                      -20.48        -7.54      -1.36          2.59               small value funds
Russell 2000 Value                                -11.43         7.45       2.71          7.36

Income Fund                                         7.91         8.35       6.45          6.41   10/1/90         * * * * *
Morningstar Short-term Bond                         5.24         6.62       5.75          5.78                   Among 192
Lehman Intermediate Govt./Credit Bond Index         9.84         9.64       7.48          7.08             short-term bond funds

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Morningstar Ratings/TM /are as of 12/31/02 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ****/***/****, Tax-Managed Growth Fund *****/NA/NA, and Large Cap Growth Fund ***/NA/NA, out of 802/545/167 large growth funds; Small Cap Growth Fund *****/NA/NA out of 433 small growth funds; Value Discovery Fund ***/****/NA out of 191/127/NA small value funds; International Growth Fund ****/*****/***** out of 662/486/102 foreign stock funds; Income Fund *****/****/***** out of 192/158/65 short-term bond funds.

   For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. William Blair & Company, L.L.C., distributor. 1/03

                See accompanying Notes to Financial Statements.

December 31, 2002                                        William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in common stocks of large, medium and small size domestic growth companies.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Growth Fund posted a 25.85% decrease on a total return basis (Class N Shares) for the year ended December 31, 2002. By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, dropped 28.03%, while the Standard & Poor's 500 Index declined 22.10%.

What were the most significant factors impacting Fund performance?

It was a dismal year for the equity markets, and unfortunately, the third consecutive year the stock market declined.

Particularly noteworthy were five consecutive weeks of price declines during the second quarter, with the S&P 500 barely managing to break a six-week long losing stretch on the last day of the quarter.

Continued fallout from corporate accounting and governance scandals, concern that the U.S. economic recovery was on the brink of stalling--and its implications for the already weak corporate profit outlook--fears about global terrorism and the threat of war all contributed to an environment characterized by overwhelmingly negative market psychology.

There were also troubling fundamental considerations, including concerns that a rise in commodity prices was a harbinger of inflationary pressure to come. In addition, the cost of borrowing for many companies went up, as capital was scarce.

The mid-year market sell-off took many high quality issues down very hard, and many were down 20-to-25% in price. We believe this affected our Fund more severely than the average fund. The market rebound in the fourth quarter, however, had a low-priced stock, low quality feel to it, so we were happy our high quality portfolio kept up. We know low quality stock outperformance is not sustainable.

As we mentioned at mid-year, we expected stock price/earnings multiples to settle into a lower range based on the prospects for lower earnings growth rates. Earnings for 2003 should be up nicely this year from 2002, but earnings in 2002 were substantially worse than expected at the beginning of the year. In fact, the recovery in 2003 will likely be 15% short of the original estimates for 2002.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our small cap stock allocation helped. We began to increase our exposure to small cap stocks 18 months ago, while these issues were still in their doldrums. After several strong quarters, we were able to shift some profits into the beaten down larger cap stock segments in the third quarter. Our organizational strength across the market cap spectrum--members of our team have expertise in each area--helped the Fund considerably.

Were there any investment strategies or themes that did not measure up to your expectations?

In the weak market our Health Care holdings should have held their ground more, as these types of issues typically are good defensive types of stocks to own.

4  Annual Report                                              December 31, 2002

What were among the best performing investments for the Fund?

Whole Foods Market, a grocery retailer specializing in natural foods and nutritional products, UnitedHealth Group, a provider of managed health care services such as HMOs, and Intuit, a market leader in accounting, tax and personal finance software products, were three strong but different performers. Whole Foods continued to show very strong individual store sales growth, and to grow its base of new stores while improving operations. UnitedHealth is in the midst of a general improvement in industry conditions. Intuit is sharply improving its profit margins and other financial measures, while at the same time it expands its small business application software offerings. Interestingly, each company is in a different market cap category.

It is also worth noting that although we were underweight in Technology--a weak performing sector, we made good choices, and our holdings made a positive contribution to the Fund's return.

What were among the weakest performing investments for the Fund?

As we mentioned, there was a scarcity of capital funding and liquidity in the corporate debt markets earlier in the year. The market and management at Household International got very nervous about their ability to fund its loan receivables this year. In the midst of a severe widening of corporate bond spreads, the company nonetheless did get financings completed. Still, management felt compelled to accept a friendly merger offer from HongKong Shanghai Bank at just above a multi-year low stock price. We were extremely disappointed as we believe the leadership of this company "threw in the towel," panicking at the worst possible time--at the market bottom. The performance of this stock alone was responsible for an over 2.0% of the decline in our total return.

Baxter International had a significant slowdown and some price competition develop in a key product this past year, but we believe management has taken strong steps to regain its growth footing.

Concord EFS had to shore up its competitive position. It's earnings growth came in below plan as it bolstered marketing spending to defend against customer defections. Earnings growth is continuing, but at lower levels than we had expected at the beginning of the year.

Are there any specific sectors or industries the Fund will emphasize going into 2003? How might this differ from this past year?

We have begun to selectively buy Technology again, although not in great quantity. The best ideas this year will be those companies that "make their own weather." Said another way, companies that have the ability to show continuing or improved operational performance, successfully introduce new products or compete against severely impaired competitors. Last year's fourth quarter was a knee-jerk rebound, in which low quality and low price stocks led the market. The year ahead should be different.

What is your outlook for the Fund and the year ahead? How is the Fund is positioned for 2003?

We begin a new year hopeful for double-digit returns for the Standard & Poor's
500. We are mindful, though, of a negative scenario that reminds us of the mid 1970s. We will guard against that trend with sharp attention to warning signs and portfolio composition.

Many commentators usually toss out cliches at the start of a new year, such as "stock pickers market," "return to normalcy," or "regress to the mean." To us, these are words that fly in the face of experience. Approximately 75% of annual returns since 1929 are more than +10% or less than -10%. Early comments such as "transition year" to a better environment seem to be this year's journalistic cop out. Double digit. That's right. Our base case is on the plus side,

December 31, 2002                                        William Blair Funds  5
but the consequences of being wrong are very unpleasant. Therefore, we will give short space to the positives and dwell on the unpleasant. Anyway you measure it, corporate profits have turned, and are very likely to continue to gain momentum. It pays to cut against the crowd, and the crowd has built up a lot of cash in the last year, including both individuals and corporate financial officers. Valuations are about, or a little ahead of long term averages, but very good relative to current U.S. Treasury yields and inflation. U.S. markets perform well once war has begun--the threat of war is a huge uncertainty, which the market views as a negative. but war itself usually brings with it some resolution, as uncertainties dissipate.

If you consider a double-digit positive return a high-class problem, allow us to dwell further on guarding against a double-digit decline since we remain invested in equities.

So . . . what's the worry? Commodity prices are up 24% over the past year (Dow Jones Commodity Index at the 110-level versus 89), and not just oil ($31 a barrel versus $20) or gold ($340 an ounce vs. $278), but 81% of the components are up. Unemployment has risen over the past two years from less than 4% to 6%. Does the term 'stagflation' ring any bells? A key sign for us will be a pick up in employment this year. It absolutely has to happen. Last year the Federal Reserve helped engineer lower interest rates with a substantial infusion of reserves. The short-term benefit was a huge surge in mortgage refinancings, which sustained consumer spending. That trend was clearly fading during the Christmas retail season. Without a pick-up in employment, retail spending will stagnate. If wage gains fall below the CPI inflation rate, that whole sector is in trouble. International investors have recognized the surge in money supply by the Fed and greeted it with a drop in the trade weighted dollar index of 8% and counting. Equity markets do not perform well with declining currencies if industrial production does not pick up, so we will be watching this trend carefully.

We choose stocks based on a demonstrated record of corporate success by the companies' managements. Success often depends on having price flexibility, which has been a long standing research criteria for us. In addition, we began to re-position the Fund away from the consumer stocks last year and that may continue. Summing up, hope for the best (employment, industrial production, peace on earth) and prepare for the worst.

6  Annual Report                                              December 31, 2002

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                      2002     2001     2000   1999   1998
                                  ------   ------   ------   -----  -----
   Growth Fund (Class N)......... (25.85)% (13.53)%  (7.47)% 19.98% 27.15%
   Russell 3000(R) Growth Index.. (28.03)  (19.63)  (22.42)  33.82  35.02
   S&P 500 Index................. (22.10)  (11.88)   (9.11)  21.04  28.57

                            --------------------------------------

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends
                                    [CHART]

Average Annual Total Return
       Class N Shares
  (period ended 12/31/02)

1 Year          (25.85)%
5 Years          (1.97)%
10 Years          7.37%

                                 Russell
               Growth            3000(R)           S&P 500
                Fund           Growth Index         Index
1992           $10,000           $10,000           $10,000
1993            11,600            10,400            11,000
1994            12,300            10,600            11,200
1995            15,900            14,500            15,300
1996            18,700            17,600            18,900
1997            22,500            22,700            25,200
1998            28,600            30,700            32,400
1999            34,300            41,000            39,200
2000            31,700            31,800            35,600
2001            27,500            25,600            31,400
2002            20,400            18,400            24,400


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index is an index of the largest 300 stocks in the U.S. determined by market capitalization.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                        William Blair Funds  7

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)


           -------------------------------------------------- -------
           Shares                                               Value
           -------------------------------------------------- -------

           Common Stocks
           Industrials and Services--23.8%
            180,900 *Administaff, Inc........................ $ 1,085
            200,000 Automatic Data Processing, Inc...........   7,850
            500,000 *Concord EFS, Inc........................   7,870
            261,200 *Daisytek International Corporation......   2,071
            101,248 Danaher Corporation......................   6,652
            266,000 First Data Corporation...................   9,419
            180,870 *FirstService Corporation+...............   2,908
            153,125 *Iron Mountain, Inc......................   5,055
            125,000 *Kroll, Inc..............................   2,385
            435,800 *Labor Ready, Inc........................   2,798
            157,800 Paychex, Inc.............................   4,403
            144,935 *Pre-Paid Legal Services.................   3,797
            116,300 *Ryanair Holdings plc--ADR...............   4,554
                                                              -------
                                                               60,847
                                                              -------
           Health Care--22.9%
             73,600 *Alcon, Inc.+............................   2,904
            159,300 *Amgen, Inc..............................   7,701
            249,800 Baxter International, Inc................   6,994
            101,100 *Biosite Incorporated....................   3,439
            143,200 Eli Lilly & Company......................   9,093
            173,900 *Genentech, Inc..........................   5,767
            196,300 *Integra LifeSciences Holding Corporation   3,465
            180,800 Medtronic, Inc...........................   8,244
            136,850 Pfizer, Inc..............................   4,183
             64,000 UnitedHealth Group, Inc..................   5,344
            345,900 *VitalWorks Inc..........................   1,332
                                                              -------
                                                               58,466
                                                              -------
           Information Technology--22.5%
            288,200 *BEA Systems, Inc........................   3,306
            186,400 *Cisco Systems, Inc......................   2,442
            120,300 *Dell Computer Corporation...............   3,217
            120,000 *EMC Corporation.........................     737
            100,000 Harris Corporation.......................   2,630
            258,200 Intel Corporation........................   4,020
            162,500 *Intuit, Inc.............................   7,624
            169,700 Linear Technology Corporation............   4,365
            130,000 *Microsoft Corporation...................   6,721
            200,000 *OPNET Technologies, Inc.................   1,616
            141,600 *StarTek, Inc............................   3,908
            358,500 *SunGard Data Systems, Inc...............   8,446
            295,000 Texas Instruments Incorporated...........   4,428
            195,744 *Xilinx, Inc.............................   4,032
                                                              -------
                                                               57,492
                                                              -------

----------
*Non-income producing security
ADR = American Depository Receipt
+ = U.S. listed foreign security

         --------------------------------------------------- --------
         Shares                                                  Value
         --------------------------------------------------- --------

         Common Stocks--(continued)
         Consumer Discretionary--13.7%
            175,500 *AFC Enterprises, Inc................... $  3,687
            196,400 *Bed, Bath & Beyond, Inc................    6,782
            138,300 *CarMax, Inc............................    2,473
            135,300 *CDW Computer Centers, Inc..............    5,933
            143,700 *Clear Channel Communications, Inc......    5,359
             47,000 *Kohls Corporation......................    2,630
            103,660 Omnicom Group Inc.......................    6,696
            207,500 *Scientific Games Corporation, Class "A"    1,506
                                                             --------
                                                               35,066
                                                             --------
         Financial Services--9.3%
             78,562 American International Group............    4,545
            120,900 *Euronet Worldwide, Inc.................      908
            260,900 Household International.................    7,256
            244,200 *Idine Rewards Network..................    2,593
            222,600 MBNA Corporation........................    4,234
            110,500 State Street Corporation................    4,310
                                                             --------
                                                               23,846
                                                             --------
         Consumer Staples--6.1%
            139,800 PepsiCo, Inc............................    5,902
            168,400 Walgreen Co.............................    4,916
             88,983 *Whole Foods Market, Inc................    4,692
                                                             --------
                                                               15,510
                                                             --------
         Total Common Stock--98.3%
           (cost $247,685)................................    251,227
                                                             --------

         Short-Term Investments
          4,683,069 William Blair Ready Reserves Fund.......    4,683
                                                             --------
         Total Short-term Investments--1.8%
           (cost $4,683)..................................      4,683
                                                             --------
         Total Investments--100.1%
           (cost $252,368)................................    255,910
         Liabilities, plus cash and other assets--(0.1)%....     (285)
                                                             --------
         Net assets--100.0%................................. $255,625
                                                             ========


                See accompanying Notes to Financial Statements.

8  Annual Report                                              December 31, 2002

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gergory J. Pusinelli

[PHOTO]

SEITZ

Michelle R. Seitz
--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Fund posted a 24.37% decrease on a total return basis (Class N Shares) for the year ended December 31, 2002. By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, dropped 28.03%, while the Standard & Poor's 500 Index declined 22.10%.

Although the Fund's performance over the past year was discouraging, the Tax-Managed Growth Fund's longer-term performance places it among the top funds in its respective peer group. The Fund achieved an important milestone on December 27, 2002, as it marked the three-year anniversary of the Fund's inception. We are pleased to report that Morningstar has awarded the Fund a five-star (highest) overall and three-year rating for the period ended December 31, 2002./1/

What were the most significant factors impacting Fund performance?

2002 was a year that began with cautious optimism toward the economy and stock markets. As the year progressed, investors were buffeted by corporate malfeasance, disappointing corporate earnings, and an economic malaise that would not dissipate. Suffice to say that investors' nascent optimism quickly wilted in the face of these many maladies.

Uncertainty throughout the year gave rise to many short-lived investing themes. The ability to identify investment worthy ideas made stock and sector selection two of the most significant factors which would impact Fund performance.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Consistent, high quality earnings growth names worked the best for us in 2002. Companies with less economic sensitivity outperformed stocks whose earnings were more tightly correlated with economic growth. Our continuing theme of quality earnings growth resulted in an underweight in Technology and Telecommunications names and more heavily invested positions in Consumer Discretionary.

Were there any investment strategies or themes that did not measure up to your expectations?

We made more than one attempt to capitalize on an economic recovery theme, but that strategy generally had disappointing results.

We were also disappointed by the performance of our Health Care holdings. We had expected this sector to benefit from attractive earnings growth and its relatively defensive characteristics.

Our tendency to be patient with respect to out-of-favor stocks hurt us this year as selling intensified through October.

December 31, 2002                                        William Blair Funds  9

What were among the best performing investments for the Fund?

The best performing names in the Fund reflect the fact that stock picking was extremely important in 2002. Our top ten performing stocks come from six different sectors. Hewitt Associates was our number one performing stock in 2002, rising an impressive 66.7%. Hewitt Associates went public on June 27, 2002, which was an accomplishment in itself. Hewitt provides human resources outsourcing and consulting services. Hewitt's high degree of recurring revenue (greater than 70% of revenue) and the secular trend toward outsourcing were two important factors in our decision to purchase this name.

Ryanair Holdings was our second-best performing stock in 2002. As Europe's leading low-cost airline, Ryanair truly flew in the face of an industry-wide slump by posting a 38.4% gain for us. Ryanair boasts an extremely efficient business model that enables them to attract traffic through low fares and quality service. The augmentation of their existing airplane fleet through the purchase of Boeing 737-800s will allow them to carry more passengers more efficiently.

Biosite was our third-best performing name in 2002. Biosite posted a 35.4% return for the Fund. Biosite manufactures and markets diagnostic testing products for use in hospital labs, emergency rooms, and occupational health clinics. The company appealed to us because of the value added their products provide. The end markets served by Biosite are somewhat immune to swings in the economic cycle.

What were among the weakest performing investments for the Fund?

Our weakest performers were Telecommunications-related names such as Airgate PCS down 88% and Sprint PCS down 58%. Wireless telecommunications names suffered from highly leveraged balance sheets and intense price competition for their services.

Other poorly performing names include victims of the technology capital spending drought, Veritas Software, Powerwave Technologies, and Comverse Technology and Tyco International, which was engulfed in a corporate governance scandal.

Are there any specific sectors or industries the Fund will emphasize going into 2003? How might this differ from this past year?

We will continue to look for sectors and stocks that have attractive earnings growth. We have started small positions in several Semiconductor companies looking for a rebound in that sector. As mentioned, we were underweight Technology in 2002, but will look to selectively add as we see indications capital spending is making a comeback. We also plan to position the portfolio for more economic growth in the Industrial, Media and Service sectors.

What is your outlook for the Fund and the year ahead? How is the Fund positioned for 2003?

The consumer has been the pillar of strength in our shaky economy the past two years. We see corporate America shaking off its bunker mentality in 2003 and investing in new projects and equipment. This will take some of the burden off of the consumer and allow them to "take a breather" from the rapid spending growth seen in the past several years. Signs of a consumer spending slowdown were seen this past holiday season. We are therefore reducing our exposure to the Consumer Discretionary sector and redeploying into other sectors.

/1/ Please refer to the performance and Morningstar Ratings(TM) disclosure for the Funds found on page 3.

10  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                                      ------   ------   ------   ----------
                                          2002     2001     2000 1999(a)(b)
                                      ------   ------   ------   ----------
    Tax-Managed Growth Fund (Class N) (24.37)% (10.02)%   (.98)%       1.80%
    S&P 500 Index.................... (22.10)  (11.88)   (9.11)         .85
    Russell 3000(R) Growth Index..... (28.03)  (19.63)  (22.42)         .79

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.


                            Illustration of an assumed investment of $10,000

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/02)
1 Year          (24.37)%
3 Year          (12.33)%
Since Inception
(12/27/99)       (11.75)%

                 12/27/99   3/00    6/00    9/00   12/00     3/01    6/01    9/01   12/01     3/02    6/02    9/02   12/02
Tax-Managed
Growth Fund      $10,000  10,600  10,400  10,800  10,100    8,500   9,200   7,700   9,100    8,900   7,600   6,500   6,900

S&P 500 Index    $10,000  10,300  10,000   9,900   9,200    8,100   8,600   7,300   8,100    8,100   7,000   5,800   6,300

Russell 3000(R)
Growth Index     $10,000  10,800  10,500   9,900   7,800    6,200   6,800   5,400   6,300    6,100   5,000   4,200   4,500


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                       William Blair Funds  11

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)


       ---------------------------------------------------------  ------
       Shares                                                      Value
       ---------------------------------------------------------  ------

       Common Stocks
       Consumer Discretionary--20.6%
         2,345  *Bed, Bath & Beyond, Inc......................... $   81
         3,100  *CarMax, Inc.....................................     55
         1,275  *CDW Computer Centers, Inc.......................     56
         4,725  *Comcast Corporation, Class "A"..................    107
        11,750  *Entravision Communication, Class "A"............    117
         3,775  Family Dollar Stores, Inc........................    118
        12,662  *Liberty Media Group, Class "A"..................    113
         3,275  Lowe's Companies, Inc............................    123
         4,425  Regis Corporation................................    115
         3,200  Target Corporation...............................     96
         4,150  *Williams-Sonoma, Inc............................    113
                                                                  ------
                                                                   1,094
                                                                  ------
       Health Care--20.4%
         3,175  *Alcon, Inc.+....................................    125
         2,100  *Amgen, Inc......................................    101
         4,265  Baxter International, Inc........................    119
         2,450  *Biosite Incorporated............................     83
         2,200  Eli Lilly & Company..............................    140
         2,375  *Express Scripts, Inc............................    114
         4,000  Medtronic, Inc...................................    182
         3,775  *Millennium Pharmaceutical.......................     30
         3,575  *ResMed, Inc.....................................    109
         1,200  Stryker Corporation..............................     81
                                                                  ------
                                                                   1,084
                                                                  ------
       Industrials and Services--17.1%
         2,830  Automatic Data Processing, Inc...................    111
         5,300  *BISYS Group.....................................     84
         2,800  C.H. Robinson Worldwide, Inc.....................     87
         7,680  *Concord EFS, Inc................................    121
         2,260  Danaher Corporation..............................    148
         5,500  *Hewitt Associates, Inc., Class "A"..............    174
         3,075  *Ryanair Holdings plc--ADR.......................    120
         1,325  *Weight Watcher's International, Inc.............     61
                                                                  ------
                                                                     906
                                                                  ------
       Financial Services--16.4%
         4,525  ACE Limited+.....................................    133
         2,600  American International Group.....................    150
         1,950  BB&T Corporation.................................     72
         1,425  Household International..........................     40
         1,325  Moody's Corporation..............................     55
         6,075  MBNA Corporation.................................    116
         1,300  SLM Corporation..................................    135
         2,865  State Street Corporation.........................    112
         3,869  *Travelers Property and Casualty Corp., Class "A"     57
                                                                  ------
                                                                     870
                                                                  ------

----------
* Non-income producing security
ADR = American Depository Receipt
+  = U.S. listed foreign security

          ---------------------------------------------------- ------
          Shares or Contracts                                   Value
          ---------------------------------------------------- ------

          Common Stocks--(continued)
          Information Technology--13.4%
            6,150 *Comverse Technology, Inc................... $   62
            4,025 Intel Corporation...........................     63
            3,550 *Intuit, Inc................................    167
            4,050 *Jabil Circuit, Inc.........................     73
              850 Maxim Integrated Products...................     28
            2,025 *Microsoft Corporation......................    105
            5,625 *SunGard Data Systems, Inc..................    133
            2,600 Texas Instruments Incorporated..............     39
            2,000 *Xilinx, Inc................................     41
                                                               ------
                                                                  711
                                                               ------
          Consumer Staples--5.7%
            3,000 Kraft Foods, Inc., Class "A"................    117
            2,700 Walgreen Co.................................     79
            2,000 *Whole Foods Market, Inc....................    105
                                                               ------
                                                                  301
                                                               ------
          Total Common Stock--93.6%
            (Cost $5,295)...................................    4,966
                                                               ------

          Options on Common Stock
               50 Put Option on Bisys Group, Feb '03 at $15.00      4
          Total Options on Common Stock--0.1%
            (Cost $6).......................................        4
                                                               ------

          Short-Term Investments
          149,108 William Blair Ready Reserves Fund...........    149
                                                               ------
          Total Short-term Investments--2.8%
            (Cost $149).....................................      149
                                                               ------
          Total Investments--96.5%
            (Cost $5,450)...................................    5,119
          Cash and other assets, less liabilities--3.5%.......    184
                                                               ------
          Net assets--100.0%.................................. $5,303
                                                               ======

                                                      Shares
                                                     Subject
                                                     to Call Value
                                                     ------- -----
              Call Options Written
              Common Stock/Expiration Date/Exercise
               Price
                BISYS Group/February '03/17.5.......  5,000   $ 4
              Put Options Written
              Common Stock/Expiration Date/Exercise
               Price
                UnitedHealth Group/January '03/70.0.  1,500    --
                                                              ---
              Total (premiums received $6)..........          $ 4

                See accompanying Notes to Financial Statements.

12  Annual Report                                             December 31, 2002

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Large Cap Growth Fund posted a 28.57% decline on a total return basis (Class N Shares) for the year ended December 31, 2002. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, declined 27.88%, while the Standard & Poor's 500 Index declined 22.10%.

What were the most significant factors impacting Fund performance?

The past year was brutal for the Fund and the stock market as a whole. It was the third consecutive annual decline for the equity markets, the first time this has happened in 60 years. For the Standard & Poor's 500 Stock Index, it was the worst year since 1974. A plethora of corporate scandals, worries about the threat of global terrorism, prospects for war, and concern about the economy weighed heavily on the markets over the course of the year.

The anemic pace of the economic recovery heightened fears during the third quarter that the nation was slipping back into a "double dip" recession, and by October 9th stocks had reached five-year lows. The Federal Reserve Board's move in early November to cut short-term interest rates was seen as evidence that the policy makers in Washington would do everything in their power to prevent a double dip. As investors focused on 2003, stocks staged a rally in what could be best described as the start of a "dead cat bounce"--showing signs of life, but it didn't last very long.

Ironically, lower-quality stocks outperformed their higher-quality counterparts during the first four to five weeks of the fourth quarter rally. For example, the average percentage gain by stocks priced less than $5 was 100% during this period, while the average gain by stocks priced over $60 was 2%-3%. The prices of higher quality stocks did not begin to show signs of strength until December.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Consumer oriented stocks suffered the least, as consumer spending stayed strong. Indeed, a few stocks were actually up, including Bed Bath & Beyond and PepsiCo.

Beginning two years ago we began to increase the Fund's exposure to Consumer Staples and Consumer Discretionary stocks. As the consumer has been an underpinning to the economy during the most recent downtown, our exposure to these sectors has benefited the Fund.

Were there any investment strategies or themes that did not measure up to your expectations?

Telecommunications stocks went from bad to worse. We sold Tellabs and Sprint PCS during the year, two of the highest quality names in this industry. But we stayed invested in these companies a lot longer than we should have, as owning these stocks was akin to having a high deck chair on the Titanic--the view may have been great, but everyone was bound to sink. Unfortunately, we do not see a recovery in this industry any time soon.



December 31, 2002                                       William Blair Funds  13

What were among the best performing investments for the Fund?

Besides consumer names, SLM Corporation, which provides a wide range of financial services to educational institutions pertaining to student loans, UnitedHealth Group, a provider of managed healthcare services such as HMOs, and Intuit, a market leader in accounting, tax and personal finance software products (which was purchased over the summer), all had positive returns. Where our performance was better, individual stock selection made the difference, rather than specific sector themes.

What were among the weakest performing investments for the Fund?

Besides Telecommunications, Technology continued to be very difficult for us, including Veritas (which we sold during the year), Intel and Texas Instruments. The Media industry was also filled with landmines including AOL (another stock we sold) and Liberty Media.

Are there any specific sectors or industries the Fund will emphasize going into 2003? How might this differ from the past year?

We expect weakness to persist in the Telecommunication and Technology areas but we are positive about the outlook for our Media and Advertising holdings, including Cox Communications, Liberty Media and Omnicom Group. We believe advertising expenditures by consumer companies will remain firm and may gradually build as long as the consumer continues to spend and the economy slowly improves.

Media stocks had come under pressure as the market showed its skepticism of companies without positive cash flow, with prices of companies pushed 40% to 50% lower over the course of the year. Our Media holdings added a significant number of new customers during 2002, expensive for the companies during the first year, but positive longer term. Cox, for example, is expected to show positive cash flow in 2003.

We trimmed some of our Consumer holdings--such as Bed, Bath & Beyond--based on a high valuation and the premise that consumers may eventually take a rest from spending.

What is your outlook for the Fund and the year ahead? How is the Fund positioned for 2003?

Our experience over the past year was not unlike someone who is sitting in a dunking tank at a carnival. We fell into the water, were able to keep our heads above water, and have now survived. We are wet and perhaps bruised as well, but we are confident we are not going down into the tank again.

We expect companies with bad business models and bad balance sheets will be stymied as the economy strengthens. The economy should continue to recover, albeit somewhat more slowly than expectations. Consistent, predictable, high quality growth will be hard to find and should sell at a higher market premium.

But while we believe the economy is headed the right way, we do not see signs of robust economic activity. The consumer continues to spend, but is stretched from a debt perspective, capital spending by companies is relatively flat, and the nation's balance of trade deficit remains negative, keeping a damper on the economy as a whole. In some respects it is hard to see what part of the economy has steam behind it. But nine months from now corporations should be more liquid, with more money to make investments in capital expenditures.

The stock market seems to be facing a "wall of worry" that it can surmount, but we are only part of the way through the initial phase of an up leg. The market needs time to catch its breath and get out of the negative psychology it has been in for the last two-and-one-half to three years.

The Fund's focus on high quality began to pay off during November and December. Our emphasis will remain on individual companies--high quality business franchises that have gained market share in spite of the recent economic downturn. Recent examples of this are Dell Computer, EMC and Intuit. We continue to make decisions based upon individual companies, not on the economy. The bulk of what goes on with respect to our decision-making continues to be based on company-by-company analysis--and the search for companies on a solid track with valuations we believe we can capitalize on.


14  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         2002     2001     2000 1999(a)(b)
                                     ------   ------   ------   ----------
     Large Cap Growth Fund (Class N) (28.57)% (20.47)% (16.67)%       1.40%
     Russell 1000(R) Growth Index... (27.88)  (20.42)  (22.42)         .46
     S&P 500 Index.................. (22.10)  (11.88)   (9.11)         .85

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.

               Illustration of an assumed investment of $10,000

                                     [CHART]

Average Annual Total Return
       Class N Shares
  (period ended 12/31/02)

1 Year                 (28.57)%
3 Year                 (22.06)%
Since Inception
(12/27/99)             (21.60)%

                                   Large Cap        S&P 500      Russell 1000(R)
                                  Growth Fund        Index        Growth Index
12/27/99                            $10,000         $10,000         $10,000
3/00                                 10,400          10,300          10,800
6/00                                 10,100          10,000          10,500
9/00                                 10,200           9,900           9,900
12/00                                 8,500           9,200           7,800
3/01                                  6,700           8,100           6,200
6/01                                  7,100           8,600           6,700
9/01                                  5,800           7,300           5,400
12/01                                 6,700           8,100           6,200
3/02                                  6,600           8,100           6,000
6/02                                  5,400           7,000           4,900
9/02                                  4,400           5,800           4,200
12/02                                 4,800           6,300           4,500


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                       William Blair Funds  15

================================================================================
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)


              -------------------------------------------- ------
              Shares                                        Value
              -------------------------------------------- ------

              Common Stocks
              Information Technology--21.8%
               6,400 *BEA Systems, Inc.................... $   73
               4,600 *Cisco Systems, Inc..................     60
               3,775 *Dell Computer Corporation...........    101
               3,650 *EMC Corporation.....................     22
               5,875  Intel Corporation...................     91
               2,300 *Intuit, Inc.........................    108
               4,260  Linear Technology Corporation.......    110
               6,185 *Microsoft Corporation...............    320
               8,535 *SunGard Data Systems, Inc...........    201
               7,220  Texas Instruments Incorporated......    108
                                                           ------
                                                            1,194
                                                           ------
              Health Care--21.7%
               2,810 *Amgen, Inc..........................    136
               5,575  Baxter International, Inc...........    156
               2,455  Eli Lilly & Company.................    156
               2,750 *Genentech, Inc......................     91
               5,265  Medtronic, Inc......................    240
               7,650  Pfizer, Inc.........................    234
               2,070  UnitedHealth Group, Inc.............    173
                                                           ------
                                                            1,186
                                                           ------
              Consumer Discretionary--15.8%
               5,800 *Bed, Bath & Beyond, Inc.............    200
               4,135 *Clear Channel Communications, Inc...    154
               7,600 *Cox Communications, Inc., Class "A".    216
              14,176 *Liberty Media Corporation, Class "A"    127
               2,550  Omnicom Group Inc...................    165
                                                           ------
                                                              862
                                                           ------

----------
* Non income producing security

                --------------------------------------------  ------
                Shares                                         Value
                --------------------------------------------  ------

                Common Stocks (continued)
                Financial Services--15.6%
                  2,000     American International Group..... $  116
                  6,550     Household International..........    182
                  5,140     MBNA Corporation.................     98
                  2,800     SLM Corporation..................    291
                  4,245     State Street Corporation.........    166
                                                              ------
                                                                 853
                                                              ------
                Industrials and Services--12.6%
                  3,700     Automatic Data Processing, Inc...    145
                  5,100    *Concord EFS, Inc.................     80
                  2,481     Danaher Corporation..............    163
                  5,605     First Data Corporation...........    198
                  3,700     Paychex, Inc.....................    103
                                                              ------
                                                                 689
                                                              ------
                Consumer Staples--9.8%
                  3,650    Avon Products, Inc................    197
                  3,450    PepsiCo, Inc......................    146
                  6,550    Walgreen Co.......................    191
                                                              ------
                                                                 534
                                                              ------
                Total Common Stock--97.3%
                  (cost $6,002)..............................  5,318
                                                              ------

                Short-term Investments
                148,652    William Blair Ready Reserves Fund.    149
                                                              ------
                Total Short-term Investments--2.7%
                  (cost $149)................................    149
                                                              ------
                Total Investments--100.0%
                  (cost $6,151)..............................  5,467
                Cash and other assets, less liabilities--0.0%      2
                                                              ------
                Net assets--100.0%........................... $5,469
                                                              ======

                See accompanying Notes to Financial Statements.

16  Annual Report                                             December 31, 2002

[PHOTO]

BALKIN

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that are of high quality and are expected to have solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the last year?

The Small Cap Growth Fund posted a 17.25% decrease on a total return basis (Class N Shares) for the year ended December 31, 2002. By comparison, the Fund's primary benchmark, the Russell 2000(R) Growth Index, declined 30.26% during the period.

Although it was an extremely difficult year for small cap growth stocks, the Fund achieved an important milestone on December 27, 2002, as the date marked our three-year anniversary since inception. Of the 433 Small Cap Growth Funds tracked by Morningstar for the three year-period ending December 31, 2002, the William Blair Small Cap Growth Fund ranked #4 with an average annual total return of 11.70% versus the average annual return of the peer group, which was down 14.72%/1/.

We are also pleased to report that Morningstar has awarded the Fund a five-star (highest) overall and three-year rating based on its performance/1/.

The fourth quarter of 2002 also marked the 12th consecutive quarter that the Small Cap Growth Fund outperformed its benchmark index. In four of these quarters the benchmark has been up and in eight quarters the benchmark has been down.

What were the most significant factors impacting Fund performance?

The past year for the equity markets can best be described as one in which there was "no place to run and no place to hide" as all major indices were down in 2002. The Russell 2000 Growth Index was one of the worst performers with every sector in negative territory for the year.

Dampening investor enthusiasm over the course of the year were conflicting views regarding the timing of an economic recovery, concerns over corporate accounting issues, heightened fears about the threat of global terrorism and the escalating crisis in the Middle East.

What were among the weakest performing sectors for the Fund?

Although the Health Care sector was down for the year, the Fund generated strong relative performance versus the benchmark. Two of our biggest winners for the year, Biosite, a leading manufacturer of point-of-care diagnostic tests, and Amylin Pharmaceuticals, a biotechnology company, were health care companies. Also contributing to strong relative performance was our continued overweighting of Consumer Discretionary stocks, which was among the best performing sectors and our underweighting of Technology, which was one of the worst performing groups. This was partially offset by our underweight position in Financial Services, the strongest sector in the Russell 2000 Growth Index.

While some of our biggest winners were in the Health Care sector, three of our worst performers were also health care stocks, including Radiologix and Orthodontic Centers of America, which are both health care service companies and Quidel, a manufacturer of diagnostic tests.

December 31, 2002                                       William Blair Funds  17

Solid stock selection also contributed to our strong relative performance. In each of the four largest sectors in the Russell 2000 Growth Index (Consumer Discretionary, Health Care, Technology and Financial Services), our stocks outperformed those in the benchmark.

From a stock selection perspective, market capitalization size worked against us for the year. Our bottom up, hands on research style combined with a willingness to search for ideas that are not well known to the investment community lead us to own more "micro-cap" companies (less than $300 million in market cap) than many other small cap managers. Unfortunately, the smaller stocks in the Russell 2000 Growth Index (as measured by market cap) underperformed the larger stocks in the index in 2002.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

With interest rates near a 40-year low, corporate earnings starting to stabilize and the worst of the recession probably behind us, we believe that small cap stocks are well positioned to move higher. As capital spending and inventory replenishment finally begin to spur the economy, we look for growth to return at a slow but improving pace as the year unfolds. However, investor concerns regarding the timing of the economic recovery and heightened fears of a potential war with Iraq will likely keep the market "range bound" in the near term.

As always, we plan to stay the course of investing in quality growth companies with sustainable business franchises at attractive valuations. We value the confidence you have shown in us during these difficult times and appreciate your investment in the Fund.

/1/ Please refer to the performance and Morningstar Ratings(TM) disclosure for the Funds found on page 3.

18  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          2002   2001    2000 1999(a)(b)
                                      ------   -----  ------  ----------
      Small Cap Growth Fund (Class N) (17.25)% 25.99%  33.68%       1.90%
      Russell 2000(R) Index.......... (20.48)   2.49   (3.02)       4.26
      Russell 2000(R) Growth Index... (30.26)  (9.23) (22.43)       5.22

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]
 Average Annual Total Return
Class N Shares
(period ended 12/31/02)

1 Year           (17.25)%
3 year            11.70%
Since Inception
(12/27/99)        12.33%

                                                                  Russell
                                Small Cap        Russell          2000(R)
                                 Growth          2000(R)          Growth
                                  Fund            Index            Index
12/27/99                        $10,000          $10,000          $10,000
3/00                             15,300           11,200           11,500
6/00                             14,900           10,700           10,700
9/00                             16,700           10,900           10,200
12/00                            13,600           10,100            8,200
3/01                             12,800            9,500            6,900
6/01                             16,300           10,800            8,200
9/01                             13,200            8,600            5,900
12/01                            17,200           10,400            7,400
3/02                             17,100           10,800            7,300
6/02                             16,400            9,900            6,100
9/02                             12,900            7,800            4,800
12/02                            14,200            8,200            5,200

IPOs made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                       William Blair Funds  19

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)


           -------------------------------------------------- -------
           Shares                                               Value
           -------------------------------------------------- -------

           Common Stocks
           Consumer Discretionary--41.0%
            71,075 *Administaff, Inc......................... $   426
            83,500 *AFC Enterprises, Inc.....................   1,754
            66,400 *Alliance Gaming Corporation..............   1,131
            30,695 *Career Education Corporation.............   1,228
            54,350 *Champps Entertainment, Inc...............     517
            83,600 *Chicago Pizza & Brewery, Inc.............     577
            50,600 *Coinstar, Inc............................   1,146
            32,700 *CoStar Group, Inc........................     603
            81,550 *Cross Country, Inc.......................   1,138
           115,000 *Daisytek International Corporation.......     912
           381,600 *DigitalThink, Inc........................     667
            36,600 *Emmis Communications Corp., Class "A"....     762
           190,320 *eUniverse, Inc...........................   1,081
            70,800 *FirstService Corporation.................   1,138
            36,400 *Getty Images, Inc........................   1,112
            34,400 *Iron Mountain, Inc.......................   1,136
            78,600 *Kroll, Inc...............................   1,500
           169,100 *Labor Ready, Inc.........................   1,086
           246,880 *LookSmart Ltd............................     612
            21,240 *Michaels Stores, Inc.....................     665
           209,500 *Mikohn Gaming Corporation................     605
            92,100 *Monarch Casino & Resort, Inc.............   1,265
           183,900 *Navigant Consulting, Inc.................   1,085
            40,700 *Pre-Paid Legal Services..................   1,066
           163,190 *Princeton Review, Inc....................     808
            40,100 *RARE Hospitality International...........   1,108
           144,900 *Scientific Games Corp., Class "A"........   1,052
            39,500 *Shuffle Master, Inc......................     755
           270,120 *SkillSoft plc--ADR.......................     743
            52,600   Speedway Motorsports, Inc...............   1,356
            58,200 *StarTek, Inc.............................   1,606
           573,400 *ValueClick, Inc..........................   1,600
                                                              -------
                                                               32,240
                                                              -------
           Health Care--15.6%
            16,465 *American Healthways, Inc.................     288
           123,150 *Axcan Pharma, Inc.+......................   1,450
            25,800 *Biosite Incorporated.....................     878
           208,130 *CardioDynamics International Corporation.     639
            74,900 *Cell Genesys, Inc........................     835
            48,480 *Curative Health Services, Inc............     836
            18,600 *Henry Schein, Inc........................     837
            80,700 *Integra LifeSciences Holdings Corporation   1,424
            46,180 *Kensey Nash Corporation..................     844
            24,150 *Stericycle, Inc..........................     782
            41,900 *Telik, Inc...............................     489
            96,500 *VistaCare, Inc., Class "A"...............   1,545
           375,100 *VitalWorks, Inc..........................   1,444
                                                              -------
                                                               12,291
                                                              -------
           Financial Services--11.2%
            71,000 *American Financial Realty Trust..........     852
            72,255 *Corrections Corporation of America.......   1,239
           121,475 *Euronet Worldwide, Inc...................     912
            34,000   FBR Asset Investment Corporation........   1,153

----------
*Non-income producing securities
ADR= American Depository Receipt
+= U.S. listed foreign security

          ------------------------------------------------- -------
          Shares                                               Value
          ------------------------------------------------- -------

          Common Stocks--(continued)
             36,800   First Community Bancorp.............. $ 1,212
             25,800   Global Payments, Inc.................     826
            185,860 *iDine Rewards Network, Inc............   1,974
             29,500 *Investment Technology Group...........     660
                                                            -------
                                                              8,828
                                                            -------
          Technology--9.4%
             66,100 *Comverse Technology, Inc..............     662
             55,200 *Extreme Networks, Inc.................     181
             47,850   Harris Corporation...................   1,258
             92,300 *MatrixOne, Inc........................     397
            215,200 *New Focus, Inc........................     826
            153,600 *OPNET Technologies, Inc...............   1,241
             71,100 *OSI Systems, Inc......................   1,207
             75,200 *Semtech Corporation...................     823
             63,300 *Ulticom, Inc..........................     474
             19,900 *WebEx Communications, Inc.............     299
                                                            -------
                                                              7,368
                                                            -------
          Energy--6.0%
            196,790 *Grey Wolf, Inc........................     785
             45,567 *National-Oilwell, Inc.................     995
             68,000 *Pride International, Inc..............   1,013
             50,500 *Remington Oil & Gas Corporation.......     829
            106,200 *Ultra Petroleum Corporation...........   1,051
                                                            -------
                                                              4,673
                                                            -------
          Materials and Processing--4.2%
             66,400 *Airgas, Inc...........................   1,145
            302,200 *Comfort Systems USA, Inc..............   1,012
            203,800 *Virbac Corporation....................   1,143
                                                            -------
                                                              3,300
                                                            -------
          Consumer Staples--2.7%
             56,643 *Peet's Coffee & Tea, Inc..............     800
            124,600 *Wild Oats Markets, Inc................   1,286
                                                            -------
                                                              2,086
                                                            -------
          Producer Durables--2.4%
             89,300   Clayton Homes, Inc...................   1,088
            218,480 *Crown Castle International Corporation     819
                                                            -------
                                                              1,907
                                                            -------
          Utilities--1.0%
             77,320 *Intrado, Inc..........................     768
                                                            -------
          Total Common Stock--93.5%
            (Cost $71,245).................................  73,461
                                                            -------

          Short-Term Investments
          5,207,874  William Blair Ready Reserves Fund.....   5,208
                                                            -------
          Total Short-term Investments--6.6%
            (Cost $5,208)..................................   5,208
                                                            -------
          Total Investments--100.1%
            (Cost $76,453).................................  78,669
          Liabilities, plus cash and other assets--(0.1)%..     (88)
                                                            -------
          Net assets--100.0%............................... $78,581
                                                            =======

                See accompanying Notes to Financial Statements.

20  Annual Report                                             December 31, 2002

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests primarily in common stocks of foreign growth companies.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The International Growth Fund posted a 15.18% decrease on a total return basis (Class N Shares) for the year ended December 31, 2002, slightly behind the 14.67% decline in the Fund's benchmark, the MSCI All Country World (Free) excluding US Index.

Although the Fund's performance over the past year was a disappointment, the Fund's long-term performance continues to be excellent. The International Growth Fund (Class N Shares) earned a five-star (highest) overall rating from Morningstar, for the period ended December 31, 2002. Class N shares also received five-stars from Morningstar for the five- and 10-year periods ended December 31, 2002, and four stars for the three-year period ended
December 31./1/

What were the most significant factors impacting Fund performance?

Weak earnings growth, valuation compression, and diminished investor confidence extended the global bear market into a third year.

Although the first quarter ended with a market atmosphere of renewed optimism, based on a wave of stronger cyclical news late in the quarter, returns and market sentiment eroded steadily as the year progressed. In particular, the third quarter of 2002 was the worst quarter for global equity markets in fifteen years.

Fear of deflation, fear of war, fear of financial instability, lingering doubts about corporate integrity, and a growing sense of economic policy failure in Europe and Japan all combined to wreak havoc on investor confidence and thereby on valuations. Moreover, earnings growth trends clearly shifted into reverse as the global recovery was inhibited by corporate caution and anticipated margin improvements were slow to materialize.

For the most part, the partial recovery seen in October and November was concentrated in financial stocks (which felt some relief from the balance sheet and asset quality crisis atmosphere of the third quarter) and the Telecommunications, Media and Technology groups (which benefited from tentative signs of demand stabilization). The fourth quarter's best performance came from Europe, particularly in large cap stocks, as the European indices made up for some of their poor relative performance earlier in the year.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

On a relative basis, Asia, Japan, emerging markets and small cap stocks were the safe haven equity sectors, but returns were negative across the board. Relative performance was aided by a significantly below-market exposure in Europe and by strong stock selection in Asia and Japan, but impaired by stock-specific issues elsewhere.

December 31, 2002                                       William Blair Funds  21

What were among the weakest performing sectors for the Fund?

While market weakness tended to be sector-specific in the first and second quarters, with Health Care, Technology and Biotechnology poor performers, sector performance was weak across the board in the third and fourth quarter.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

After a full year of economic recovery that went unacknowledged by equity markets, it may be appropriate to expect a rebound in the months to come. There is pent-up demand for investment goods, robust consumption and trade growth continues to drive Asia, and central bankers worldwide appear to be enhancing their deflation-fighting skills. The principal equity risks, on the other hand, continue to lie at the micro level, as industry competition continues to intensify. Finally, the prospects for military confrontation in Iraq carry significant intangible potential for both positive and negative longer term outcomes, which means that any outlook expressed at this stage is provisional.

/1/ Please refer to the performance and Morningstar Ratings(TM) disclosure for the Funds found on page 3.

22  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        2002     2001     2000   1999   1998
                                    ------   ------   ------   -----  -----
International Growth Fund (Class N) (15.18)% (13.66)%  (8.10)% 96.25% 11.46%
Morgan Stanley Capital -
 International (MSCI) All
 Country World Free
 Ex-U.S. Index..................... (14.67)  (19.50)  (15.09)  30.91  14.46
Lipper International Index......... (13.84)  (19.34)  (14.72)  37.83  12.66

             ------------------------------------------------------------------


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]
Average Annual Total Return
Class N Shares
(period ended 12/31/02)

1 Year                  (15.18)%
5 Years                   8.04%
Since Inception
(10/1/92)                 9.69%

              International        MSCI             Lipper
                Growth            AC WLD             Int'l
                 Fund          Ex-US Index          Index
1992           $10,000           $10,000           $10,000
1993            13,400            13,500            13,900
1994            13,400            14,400            13,800
1995            14,300            15,800            15,200
1996            15,800            16,900            17,400
1997            17,100            17,200            18,700
1998            19,100            19,700            21,000
1999            37,500            25,800            29,000
2000            34,400            21,900            24,700
2001            29,700            17,600            19,900
2002            25,200            15,000            17,200


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                       William Blair Funds  23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

      ----------------------------------------------------------- -------
      Shares                                                        Value
      ----------------------------------------------------------- -------

      Common Stocks--Europe--27.8%
      Austria--1.1%
        132,800 Erste Bank Der Oester (Banking).................. $ 8,942
                                                                  -------
      Denmark--1.7%
        343,400 Group 4 Falck A/S (Safety and security services).   7,249
        217,200 Lundbeck A/S (Pharmaceuticals)...................   5,766
                                                                  -------
                                                                   13,015
                                                                  -------
      Finland--1.5%
        732,960 Nokia Corp. (Electronic technology)..............  11,486
                                                                  -------
      France--6.1 %
        248,400 April S.A. (Property and casualty insurance).....   3,705
        332,500 Elior (Consumer services)........................   1,954
        162,500 *Generale de Sante (Health services).............   1,868
         35,100 Klepierre (Finance)..............................   4,756
        177,100 L'Oreal S.A. (Consumer non-durables).............  13,486
         25,648 *Medidep S.A. (Health services)..................     413
        410,882 Pinguely-Haulotte (Producer manufacturing).......   1,630
         55,900 Rodriquez Group (Retail trade)...................   3,025
        851,300 ST Microelectronics (Electronic technology)......  16,691
                                                                  -------
                                                                   47,528
                                                                  -------
      Germany--2.6%
        166,100 Altana AG (Pharmaceuticals)......................   7,549
        137,000 Medion AG (Commercial services)..................   4,853
        109,500 Puma AG (Consumer non-durables)..................   7,474
                                                                  -------
                                                                   19,876
                                                                  -------
      Greece--1.1%
        553,200 Coca-Cola Hellenic Bottling S.A. (Beverages).....   7,676
         58,950 Folli Follie S.A. (Apparel and footwear retailer)   1,000
                                                                  -------
                                                                    8,676
                                                                  -------
      Ireland--2.0%
      1,162,200 Anglo Irish Bank plc (Finance)...................   8,270
        188,500 *Ryanair Holdings plc--ADR (Air transport).......   7,382
                                                                  -------
                                                                   15,652
                                                                  -------
      Italy--1.4%
        340,300 Industria Machine Automatiche SpA (Producer
                 manufacturing)..................................   4,268
        322,700 Merloni Elettrodemestici SpA (Electronics,
                 Appliances).....................................   3,398
        220,100 Permasteelisa SpA (Industrial services)..........   3,437
                                                                  -------
                                                                   11,103
                                                                  -------
      Netherlands--2.4%
        224,100 Euronext (Finance)...............................   4,871
        223,200 Unilever NV (Miscellaneous food products)........  13,717
                                                                  -------
                                                                   18,588
                                                                  -------
      Spain--3.8 %
        237,000 Banco Popular Espanol (Banking)..................   9,694
        188,500 Grupo Ferrovial S.A. (Industrial services).......   4,778
        627,600 Inditex (Apparel and footwear retailer)..........  14,828
                                                                  -------
                                                                   29,300
                                                                  -------
      Sweden--1.7%
        339,000 Gunnebo AB (Producer manufacturing)..............   4,837
        434,950 Hennes & Mauritz (Retail Trade)..................   8,409
                                                                  -------
                                                                   13,246
                                                                  -------

        ------------------------------------------------------- --------
        Shares                                                     Value
        ------------------------------------------------------- --------

        Common Stocks--Europe--27.8%--(continued)
        Switzerland--2.4%
          175,800 *Logitech International S.A. (Electronic
                   technology)................................. $  5,243
          251,400 *Micronas Semiconductor (Electronic
                   technology).................................    4,417
          186,700 *UBS AG (Banking)............................    9,072
                                                                --------
                                                                  18,732
                                                                --------

        Common Stocks--United Kingdom--20.7%
          774,900 3i Group plc (Venture capital)...............    6,922
          670,400 *Acambis (Biotechnology).....................    2,989
        3,060,500 BG Group plc (Industrial services)...........   13,201
        1,773,771 BHP Billiton plc (Aluminum mining)...........    9,470
          373,500 *Cambridge Antibody Technology (Health
                   technology).................................    3,087
        2,025,900 Capita Group plc (Commercial services).......    8,070
          893,100 Cattle's Holdings plc (Finance and Leasing)..    4,147
        1,264,494 *Egg plc (Regional banking)..................    2,931
          525,700 Enterprise Inns (Consumer services)..........    4,827
        1,535,400 HBOS plc (Finance)...........................   16,186
          853,600 Hit Entertainment (Movies and entertainment).    2,919
          596,500 MAN Group plc (Finance)......................    8,515
          105,200 Mitie Group plc (Commercial services)........      147
          848,200 Nestor Healthcare Group plc (Personnel
                   services)...................................    2,949
          654,500 Next plc (Apparel and footwear retailer).....    7,758
          848,100 Northern Rock plc (Finance)..................    9,009
          356,714 *Powderject Pharmaceuticals (Medical
                   specialties)................................    2,368
          759,300 Reckitt Benckiser plc (Household products)...   14,725
        1,544,500 Standard Chartered plc (Banking).............   17,549
        2,812,300 Tesco plc (Food retailer)....................    8,781
        5,603,400 Vodafone Group plc (Cellular telecom)........   10,213
          145,660 *Willis Group Holdings, Ltd.+ (Insurance
                   brokers)....................................    4,176
                                                                --------
                                                                 160,939
                                                                --------

        Common Stocks--Canada--6.8%
          192,600 *Biovail Corp.--ADR (Pharmaceuticals)........    5,086
           96,500 CHC Helicopter Corp. (Airlines)..............    1,737
        1,048,000 *Compton Petroleum Corp. (Oil and gas
                   production).................................    3,378
          181,000 GoldCorp Inc. (Precious metals)..............    2,299
          447,700 *Kingsway Financial Services (Finance).......    3,881
          128,200 *Macdonald Dettwiler & Associates (Commercial
                   services)...................................    1,826
          451,200 Manulife Financial Corp. (Life and health
                   insurance)..................................    9,825
          329,000 Petro-Canada (Energy minerals)...............   10,189
          309,300 *Shoppers Drug Mart Corp. (Retail trade).....    4,798
          516,000 Suncor Energy Inc. (Energy minerals).........    7,959
          172,100 *WestJet Airlines, Ltd. (Transportation).....    1,760
                                                                --------
                                                                  52,738
                                                                --------

        Common Stocks--Bahamas--0.9%
          232,300 Ace Limited+ (Property and casualty insurer).    6,816
                                                                --------

        Common Stocks--Japan--17.1%
          149,500 Askul Corporation (Retail trade).............    4,322
           91,000 Belluna Company, Ltd. (Catalogs and specialty
                   distribution)...............................    3,168

                See accompanying Notes to Financial Statements.

24  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------

       Common Stocks--Japan--17.1%--(continued)
           43,600 Cawachi Limited (Retail trade)............... $  2,937
           31,700 Don Quijote Company, Ltd. (Discount retailer)    2,910
          115,500 Hoya Corporation (Electronic technology).....    8,091
           58,700 Kappa Create Co., Ltd. (Consumer non-
                   durables)...................................    2,969
           67,600 Keyence Corporation (Electronic technology)..   11,767
          232,000 Komeri Co., Ltd. (Retail trade)..............    5,828
        1,696,100 Nissan Motor Company, Ltd. (Motor vehicles)..   13,239
          266,700 Nitto Denko Corporation (Electronic
                   technology).................................    7,599
        1,090,000 Nomura Securities Co. (Finance)..............   12,257
          109,100 Orix Corp. (Finance, rental and leasing).....    7,035
           79,800 Plenus Co., Ltd. (Consumer services).........    2,792
          940,200 Sharp Corp. (Electronics)....................    8,932
           93,100 SMC Corporation (Trucks, construction and
                   farm machinery).............................    8,743
        1,132,000 Sumitomo Trust & Banking Co. (Finance).......    4,590
        1,015,100 Suruga Bank Ltd. (Banking)...................    3,996
          239,300 Takeda Chemical Industries (Pharmaceuticals).   10,005
          132,400 Tsuruha Co., Ltd. (Retail trade).............    2,561
           75,300 USS Co., Ltd. (Commercial services)..........    3,428
          298,500 Yamada Denki (Consumer electronics retailer).    6,303
                                                                --------
                                                                 133,472
                                                                --------

       Common Stocks--Emerging Asia--9.4%
       China--0.4%
        2,285,000 China Vanke Company, Ltd. (Real estate
                   development)................................    1,606
        4,970,000 *Convenience Retail Asia (Retail trade)......    1,274
                                                                --------
                                                                   2,880
                                                                --------
       India--4.4%
          109,682 BFL Software, Ltd. (Information technology)..    1,640
          117,300 Dr. Reddy's Laboratories (Pharmaceuticals)...    2,199
          842,000 Hero Honda Motors, Ltd. (Consumer durables)..    4,771
        1,458,800 Hindustan Lever (Consumer non-durables)......    5,535
          574,200 Housing Development Finance Corp. (Financial
                   services)...................................    4,294
          131,300 Infosys Technologies, Ltd. (Consulting and
                   software services)..........................   13,078
          258,700 Wockhardt, Ltd. (Health technology)..........    2,420
                                                                --------
                                                                  33,937
                                                                --------
       Indonesia--0.4%
        1,527,000 PT Unilever Indonesia Tbk (Household and
                   personal care)..............................    3,102
                                                                --------
       Malaysia--0.5%
        2,645,000 IOI Corporation (Agricultural commodities)...    3,862
                                                                --------
       South Korea--2.2%
           66,400 Samsung Electronics Co. (Semiconductors).....   17,575
                                                                --------
       Taiwan--1.5%
       12,935,982 *EVA Airways (Airlines)......................    5,461
        5,106,000 *Taiwan Semiconductor (Semiconductors).......    6,268
                                                                --------
                                                                  11,729
                                                                --------


       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------

        Common Stocks--Asia--7.4%
        Australia--3.9%
          1,006,000 Billabong International (Footwear)......... $  3,919
            530,000 Macquarie Bank, Ltd. (Financial services)..    7,011
          3,397,004 Qantas Airways (Transportation)............    7,292
          1,144,000 Toll Holdings, Ltd. (Trucking).............    4,071
            521,000 Wesfarmers Limited (Manufacturing).........    7,768
                                                                --------
                                                                  30,061
                                                                --------
        Hong Kong--2.2%
          3,524,402 Esprit Holdings (Apparel and footwear
                     retailer).................................    5,943
          4,938,000 Li & Fung (Distribution services)..........    4,685
          7,060,600 Techtronic Industries (Consumer durables)..    6,700
                                                                --------
                                                                  17,328
                                                                --------
        New Zealand--0.5%
          1,028,114 Warehouse Group Limited (Discount retailer)    3,938
                                                                --------
        Singapore--0.8%
          5,531,031 Unisteel Technology, Ltd. (Electronic
                     components)...............................    1,769
            567,800 Venture Corporation, Ltd. (Electronic
                     components)...............................    4,549
                                                                --------
                                                                   6,318
                                                                --------

        Common Stocks--Latin America--4.1%
        Brazil--1.5%
            634,100 Confeccoes Guararapes S.A.--ON (Apparel
                     retailer).................................    1,216
        822,900,000 Telemar Norte Leste S.A. (Specialty
                     telecommunications).......................   10,446
                                                                --------
                                                                  11,662
                                                                --------
        Mexico--2.6%
         11,617,400 America Movil S.A. (Communications)........    8,336
         10,194,400 *Grupo Financiero BBVA Bancomer (Finance)..    7,735
          2,331,000 Walmart de Mexico (Retail trade)...........    4,510
                                                                --------
                                                                  20,581
                                                                --------

        Common Stocks--Emerging Europe, Mid-East,
         Africa--0.6%
        South Africa--0.6%
         12,909,221 *Network Healthcare Holdings (Health
                     services).................................    4,653
                                                                --------
        Total Common Stock--94.8%
         (cost $756,943).......................................  737,735
                                                                --------

        Preferred Stock
        Brazil--0.8%
        368,700,000 Geradau S.A. (Steel).......................    3,588
            556,260 Confeccoes Guararapes S.A.--PN (Apparel
                     retailer).................................    1,097
            472,000 Perdigao S.A. (Miscellaneous food products)    1,624
                                                                --------

        Total Preferred Stock--0.8%
         (cost $7,739)                                             6,309
                                                                --------

                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  25

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

         ---------------------------------------------------- --------
         Shares or Principal Amount                              Value
         ---------------------------------------------------- --------

         Short-Term Investments
         21,667,368 William Blair Ready Reserves Fund........ $ 21,667
          5,900,000 American Express Demand Note, VRN 1.285%,
                     due 1/2/03..............................    5,900
                                                              --------
         Total Short-term Investments--3.5%
          (cost $27,567).....................................   27,567
                                                              --------
         Total Investments--99.1%
          (cost $792,249)....................................  771,611
         Cash and other assets, less liabilities--0.9%.......    7,177
                                                              --------
         Net assets--100.0%.................................. $778,788
                                                              ========

----------
* Non-income producing security
ADR = American Depository Receipt
+ = U.S. listed foreign security

At December 31, 2002, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  25.2%
                       Consumer Discretionary....  19.3%
                       Industrials and Services..  12.4%
                       Information Technology....  13.5%
                       Consumer Staples..........  10.5%
                       Healthcare................   7.2%
                       Telecommunication Services   5.4%
                       Energy....................   2.9%
                       Utilities.................   1.8%
                       Materials.................   1.6%
                       Transportation............   0.2%
                                                  ------
                                                  100.0%
                                                  ======





At December 31, 2002, the Fund's Portfolio of Investments includes the following currency categories:

                         Euro..................  22.0%
                         British Pound Sterling  21.1%
                         Japanese Yen..........  17.9%
                         Canadian Dollar.......   6.4%
                         Indian Rupee..........   4.6%
                         Australian Dollar.....   4.0%
                         United States Dollar..   3.2%
                         Mexico Nuevo Peso.....   2.8%
                         Hong Kong Dollar......   2.7%
                         Swiss Franc...........   2.5%
                         South Korean Won......   2.4%
                         Brazilian Real........   2.4%
                         Swedish Krona.........   1.8%
                         Danish Krone..........   1.7%
                         Taiwan Dollar.........   1.6%
                         All other currencies..   2.9%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

26  Annual Report                                             December 31, 2002

[PHOTO]

MITCHEL

David Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests with a value discipline in the stocks of small companies, seeking to identify undervalued companies with sound business fundamentals--"broken stocks not broken companies."

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted a 10.70% decrease on a total return basis (Class N Shares) for the year ended December 31, 2002. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, declined 20.48%, while the Russell 2000(R) Value Index, declined 11.43%.

What were the most significant factors impacting Fund performance?

An extremely difficult equity market environment characterized the past year. After two years of avoiding the negative territory that other sectors of the equity markets had experienced, small cap value stocks finally succumbed to selling pressure.

There is an expression in the investment business that, "the hangover always lasts longer than the party," and for many sectors of the equity market, the last three years of declines had followed the "party" of the late 1990s. Small cap value stocks were never invited to this party, however, which was undoubtedly a major factor why these stocks were so resilient in the face of overwhelmingly bearish market sentiment. In spite of the disappointing performance by small cap value stocks in 2002, they still outperformed all other equity styles (for example, small/mid/large cap growth and mid/large value.)

After what had been an excellent first quarter, the Fund was able to maintain its gains through the end of the second quarter. The third quarter, however, was the worst for the broad market since the market crash of 1987. For equity investors, there was literally no place to hide.

Throughout the second half of the year, there were still plenty of headlines in the newspapers about corporate malfeasance. Investors seemed to have lost faith and trust in the management of companies and the equity markets altogether. There had been no meaningful pickup in the economy as had been anticipated. New concerns surfaced about the possibility of a U.S.-led war with Iraq. There is nothing the equity markets despise more than uncertainty, and uncertainty best described the overall market environment.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our approach has always been to try to minimize sector over or under weights versus the Russell 2000 benchmark, and to add value through individual stock selection. This year our stock selection was strongest in the Autos and Transportation and Consumer Discretionary issues.

Were there any investment strategies or themes that did not measure up to your expectations?

Our exposure in the Financial Services sector, and particularly Insurance, was a drag on portfolio performance. Energy was a detractor to Fund performance while the Producer Durables sector was also somewhat lackluster.

December 31, 2002                                       William Blair Funds  27

What were among the best performing investments for the Fund?

Landstar System, a trucking company we have owned for six years, increased 61% for the year and was the single largest contributor to portfolio performance. For stronger, well-run operators in the trucking industry--such as Landstar--fundamentals continue to improve. The trucking industry is facing higher costs in the form of dramatically higher insurance, security and fuel prices. Capacity, however, has left the system in the form of companies exiting the business. Landstar is an example of a well-managed company that has gained market share in an otherwise difficult market environment.

Overland Storage bucked the trend of weakness in the Information Technology sector and was the second biggest overall contributor to performance with a gain of 78% for the year. During the second half of 2001 a large cloud was overhanging this company because its largest customer--Compaq--had merged with Hewlett Packard. Hewlett Packard had a subsidiary in the same business as Overland Storage, and it was unclear if the business would move or stay with Overland. As 2002 progressed it became clear that Overland was still in good stead with the new combined company and would retain them as a customer.

Sharper Image, which finished the year with a 48% gain, was the third largest contributor to performance. Sharper Image has experienced very strong comparable store sales and is benefiting from its excellent merchandising and improved operating margins.

What were among the weakest performing investments for the Fund?

Annuity Life and Re, which we had owned for several years and had performed well, suffered an 85% decline for the year and was the Fund's single worst performing investment. This company was caught up in a series of unfortunate events, including having to restate its earnings, seeing its insurance ratings cut, and suddenly needing capital during a time when sources of funding for corporations were scarce.

What is your outlook for the Fund and the year ahead? How the Fund is positioned for 2003?

As we begin 2003 our outlook is hopeful.

Economic conditions are vastly improved from a year ago. The corporate earnings outlook is stronger. And while the economy is not as robust as we would like it to be, it has shown signs of life.

Although we do not expect President Bush's economic stimulus package to survive in its entirety, we do believe a major part of it will be enacted into law, which could provide the economy with a needed boost.

Were there any management changes in the Fund in 2002?

Glenn Kleczka, who had served as a part of the team managing the portfolio since the Fund's inception, left the team November 30, 2002. We thank him for his many years of fine contribution to the Fund. Dave Mitchell and Cappy Price continue to co-manage the Fund.

As we have stated before, our mantra remains as always: We buy broken stocks, not broken companies. We continue to search for and invest in stocks that have company-specific opportunities to improve their profitability, irrespective of economic activity and regardless of whether the market is heading higher or lower.

28  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   2002   2001   2000   1999   1998
                               ------   -----  -----  -----  -----
Value Discovery Fund (Class N) (10.70)% 17.39% 18.85%  6.10%   .66%
Russell 2000(R) Index......... (20.48)   2.49  (3.02) 21.26  (2.55)
Russell 2000(R) Value Index... (11.43)  14.03  22.83  (1.49) (6.45)

             ------------------------------------------------------------------


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/02)
1 Year               (10.70)%
5 Years                5.88%
Since Inception
(12/23/96)            10.00%

                                 Value            Russell           Russell
                               Discovery          2000(R)           2000(R)
                                 Fund              Index             Value
12/96                           $10,000           $10,000           $10,000
6/97                             11,100            11,000            11,500
12/97                            13,300            12,200            13,200
6/98                             14,600            12,800            13,800
12/98                            13,400            11,900            12,300
6/99                             14,100            13,000            13,000
12/99                            14,300            14,500            12,100
6/00                             15,900            14,900            12,900
12/00                            16,900            14,000            14,900
6/01                             19,700            15,000            16,800
12/01                            19,900            14,400            17,000
6/02                             22,300            13,700            18,200
12/02                            17,800            11,400            15,100


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                       William Blair Funds  29

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

           ------------------------------------------------- -------
           Shares                                              Value
           ------------------------------------------------- -------

           Common Stocks
           Financial Services--22.2%
             174,900 AmerUs Group, Class "A"................ $ 4,944
             144,900 Astoria Financial Corporation..........   3,934
             157,250 Bank of Hawaii Corporation.............   4,779
             304,800 Brandywine Realty Trust................   6,648
              51,700 City Bank (Lynnwood, WA)...............   1,280
             146,900 First Financial Holdings, Inc..........   3,637
             158,200 Hudson United Bancorp..................   4,920
             102,900 MONY Group, Inc........................   2,463
             342,470 Ryder System, Inc......................   7,685
              86,400 Seacoast Financial Services Corporation   1,729
              17,880 *Silicon Valley Bancshares.............     326
                                                             -------
                                                              42,345
                                                             -------
           Consumer Discretionary--18.2%
             188,700 Cadmus Communications Corporation......   2,096
              42,830 *Christopher & Banks Corporation.......     889
             412,370 *Elizabeth Arden, Inc..................   6,103
             101,800 Ethan Allen Interiors Inc..............   3,499
             202,500 *Gadzooks, Inc.........................     952
             278,000 Hollinger International, Inc...........   2,825
             108,200 *Michaels Stores, Inc..................   3,387
             460,600 *Navigant Consulting, Inc..............   2,718
             322,700 *Prime Hospitality Corporation.........   2,630
             143,100 *Sharper Image Corporation.............   2,494
              94,700 *United Stationers, Inc................   2,727
             456,300 *Whitehall Jewellers, Inc..............   4,335
                                                             -------
                                                              34,655
                                                             -------
           Materials and Processing--17.4%
             138,400 Ferro Corporation......................   3,381
           1,228,500 *GrafTech International Ltd............   7,322
             195,000 *Jones Lang LaSalle, Inc...............   2,999
             399,150 LSI Industries, Inc....................   5,528
             155,970 *NCI Building Systems, Inc.............   3,403
             211,400 Spartech Corporation...................   4,361
             382,550 Watsco, Inc............................   6,266
                                                             -------
                                                              33,260
                                                             -------
           HealthCare--9.1%
             256,800 Alpharma, Inc., Class "A"..............   3,058
             199,700 *First Health Group Corporation........   4,863
             370,600 *SICOR, Inc............................   5,874
             281,460 *Sola International, Inc...............   3,659
                                                             -------
                                                              17,454
                                                             -------

                Producer Durables--8.3%
                270,200 *Artesyn Technologies, Inc......  1,038
                136,100 Belden, Inc.....................  2,071
                137,700 *Denison International, plc--ADR  2,203
                358,130 *Flowserve Corporation..........  5,297
                 54,300 Pentair, Inc....................  1,876
                187,200 Robbins & Myers, Inc............  3,445
                                                         ------
                                                         15,930
                                                         ------

*Non-income producing security
ADR = American Depository Receipt

             ----------------------------------------------  --------
             Shares                                              Value
             ----------------------------------------------  --------

             Common Stocks--(continued)
             Autos and transportation--6.5%
                42,700    BorgWarner, Inc................... $  2,153
               108,890    *Landstar System, Inc.............    6,355
               104,715    *SCS Transportation, Inc..........    1,038
               109,630    *Yellow Corporation...............    2,762
                                                             --------
                                                               12,308
                                                             --------
             Technology--6.4%
               274,267    *Avnet, Inc.......................    2,970
               450,500    *Checkpoint Systems, Inc..........    4,658
               312,100    *Overland Storage, Inc............    4,551
                                                             --------
                                                               12,179
                                                             --------
             Consumer Staples--4.2%
               159,500    *Dean Foods Company...............    5,917
                67,500    *Robert Mondavi Corp., Class "A"..    2,093
                                                             --------
                                                                8,010
                                                             --------
             Utilities--3.1%
               257,300    Atmos Energy Corporation..........    6,000
                                                             --------
             Energy--2.9%
               626,900    *Newpark Resources, Inc...........    2,727
               348,600    *Veritas DGC, Inc.................    2,754
                                                             --------
                                                                5,481
                                                             --------
             Total Common Stock--98.3%
               (cost $187,079)..............................  187,622
                                                             --------

             Short-Term Investments
             5,628,714    William Blair Ready Reserves Fund.    5,629
                                                             --------
             Total Short-term Investments--3.0%
               (cost $5,629)................................    5,629
                                                             --------
             Total Investments--101.3%
               (cost $192,708)..............................  193,251
             Liabilities, plus cash and other assets--(1.3)%   (2,449)
                                                             --------
             Net assets--100.0%............................. $190,802
                                                             ========



                See accompanying Notes to Financial Statements.

30  Annual Report                                             December 31, 2002

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests in high-grade intermediate-term debt securities.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Income Fund posted excellent performance results for the 12 months ended December 31, 2002, gaining 7.91% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Lehman Intermediate Government/Corporate Bond Index, increased 9.84%, while the Fund's peer group, the Morningstar Short-term Bond Category, rose 5.24%.

We are pleased to report that the Income Fund earned a five-star (highest) overall rating from Morningstar, for the period ended December 31, 2002. Class N and Class I shares also received five-stars from Morningstar for the three-year period ended December 31, 2002, while Class N shares--which have been in existence long enough to be rated for five and ten years--received four and five stars for each time period, respectively./1/

What were the most significant factors impacting Fund performance?

The most significant factor impacting Fund performance over the course of the year was the dramatic decline in interest rates, which boosted the prices of fixed-income securities. (As interest rates decline, the demand for existing higher-yielding securities increases.) The yield on 10-year U.S. Treasury notes declined by approximately 125 basis points during the year, 5-year U.S. Treasury notes dropped by over 150 basis points and 2-year U.S. Treasury notes declined by 140 basis points.

By and large, there were two distinctly different components to 2002. For corporate bonds, what started as a promising year quickly evaporated. The Corporate bond market was mired in concern during the first half of the year over a wave of corporate accounting scandals, questions about the state of the nation's economy, and by investors' general aversion to risk. Concern over the tense geo-political climate also weighed over the markets in the latter part of the year. In such an environment, U.S. Treasury securities were preferred over Corporate issues.

Late in the year, however, market sentiment improved markedly, as investors took note of a number of issues being settled, not the least of which were new measures in place designed to improve Corporate governance--to make companies and their executives more accountable for their financial statements--and to strengthen the integrity and independence of Wall Street brokerage research.

Mortgage-backed securities were strong performers--with returns in excess of those for U.S. Treasury securities. In recent years, forecasting prepayments has become more accurate and as a result the market was more prepared for the prepayment wave. Prices and returns of mortgage-backed securities benefited. Some subsectors within asset-backed securities (such as securitized credit card, auto and some home equity debt) also performed well, as by their nature these securities are not greatly affected by mortgage refinancing activity. Investors were anxious to avoid the event risk in the Corporate bond market, and the mortgage-backed and asset-backed markets were the beneficiaries.

December 31, 2002                                       William Blair Funds  31

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

We were fortunate during the first quarter to have moved out of some of the Corporate bond issues including Tyco and Worldcom, that caused the greatest problems for many other bond funds.

As mentioned previously, we began an ongoing process of refocusing the Fund's corporate holdings on those high quality companies whose businesses we know and understand well. Throughout the year we have emphasized conservative, higher-quality and more defensive issues. Late in the year there were tremendous opportunities in the Corporate market, and we were able to also make very timely purchases of companies whose securities were badly beaten down earlier in the year.

We were also overweighted in mortgage-backed and asset-backed securities, a strategy we have had in place for a long time now.

What were among the weakest performing sectors for the Fund?

The Income Fund currently owns two bonds issued by Conseco Corporation, Greentree Home Equity and Greentree Financial Corporation. Although Conseco has filed for bankruptcy protection, the bonds that the Fund owns are asset-backed securities, rated A2 and AA, respectively, by independent rating organizations. We believe that bondholders such as ourselves are well-protected and that the principal will be returned.

Some of our Asset-backed issues were under pressure late in the year, reflecting weakness in that sector that resulted from concern about companies involved in the sub-prime lending business.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook is positive, albeit a bit cautious. It bears noting that 2002 marked the third consecutive year that bonds outperformed stocks, an event that has not occurred since 1939-1941. It would not be surprising, therefore, for the bond market to pause and "take a breather" in 2003.

We believe that we are pretty close to the low in interest rates for the year. As the outlook for a gradual improvement in the economy begins to take hold, interest rates should trend higher. A strengthening economy, nonetheless, should bode well for Corporate bond prices. Historically the November through April time period also tends to be a positive one for stocks and bonds.

We intend to underweight U.S. government agency securities in favor of Corporate issues. We have shortened maturities in order to avoid the declines in bond prices that may result from rising rates. By design, we have invested in securities for the Fund's portfolio that generate enough cash to enable us to reinvest funds in what we expect to be a firming rate environment, thereby providing the Fund with some protection as rates move higher.

Were there any management changes in the Fund in 2002?

Bentley Myer, co-managed the Fund through July 31, 2002, at which time Chistopher T. Vincent joined the team. Chris has nineteen years of experience in fixed-income portfolio management. We thank Bentley for his many years of fine contribution to the Fund.

/1/ Please refer to the performance and Morningstar Ratings(TM) disclosure for the Funds found on page 3.

32  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         2002  2001   2000 1999   1998
                                        ----  ----  -----  ----  ----
          Income Fund (Class N)........ 7.91% 7.18%  9.99%  .34% 7.07%
          Lehman Intermediate
           Government/Credit Bond Index 9.84  8.96  10.12   .39  8.44

             ------------------------------------------------------------------

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
       Class N Shares
  (period ended 12/31/02)

1 Year   7.91%
5 Years  6.45%
10 Years 6.41%

                Income       Lehman Intermediate
                 Fund         Gov/Credit Index
1992            $10,000          $10,000
1993             10,800           10,900
1994             10,700           10,700
1995             12,200           12,300
1996             12,600           12,800
1997             13,600           13,800
1998             14,600           15,000
1999             14,600           15,000
2000             16,100           16,600
2001             17,300           18,000
2002             18,600           19,800


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all investments in the Fund performed as well, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                       William Blair Funds  33

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all amounts in thousands)


      --------  ------------------------------------------------- -------
      Principal Amount                                              Value
      ----------------------------------------------------------  -------

      U.S. Government and U.S. Government Agency
       Guaranteed Obligations--45.5%
      U.S. Treasury--6.7%
      $  3,000  U.S. Treasury Note, 6.000%, due 8/15/09.......... $ 3,488
         8,075  U.S. Treasury Note, 6.500%, due 2/15/10..........   9,652
      --------                                                    -------
        11,075  Total U.S. Treasury Obligations..................  13,140
      --------                                                    -------

      U.S. Government Guaranteed Obligations--1.4%
      Veterans Administration--1.2%
                Vendee Mortgage Trust, 96-3 2J, 7.750%, due
         2,251   6/15/05.........................................   2,361
      --------                                                    -------
      Small Business Administration--0.2%
            --  Receipt for Multiple Originator Fees, #3, 0.819%,
                due 11/08/08 (Interest Only) WAC                      124
           236  Loan #100023, 9.375%, due 11/25/14...............     259
      --------                                                    -------
           236  Total Small Business Administration Obligations..     383
      --------                                                    -------

      U.S. Government Agency Guaranteed
       Obligations--37.4%
      Federal Home Loan Mortgage Corp. (FHLMC)--26.5%
         3,010  #G10067, 7.000%, due 1/1/08......................   3,200
           940  #G10147, 8.500%, due 2/1/08......................   1,012
         4,016  #1612, Tranche SE, 8.100%, due 11/15/08, VRN.....   4,347
           625  #1261, Tranche N, 8.000%, due 12/15/08...........     630
           133  MCF, Tranche A4, 8.700%, due 12/30/08............     136
         2,546  #G90019, 7.500%, due 12/17/09....................   2,730
         5,500  FHLMC, 7.000%, due 3/15/10.......................   6,597
         2,340  #E65418, 7.000%, due 8/1/10......................   2,488
         2,567  #G10457, 7.000%, due 2/1/11......................   2,727
         2,318  #E00436, 7.000%, due 6/1/11......................   2,463
         5,056  #E90630, 6.000%, due 7/1/12......................   5,330
         1,763  #G10708, 6.500%, due 8/1/12......................   1,861
           860  #G11218, 7.000%, due 10/1/12.....................     916
         3,668  #E72924, 7.000%, due 10/1/13.....................   3,897
         1,504  #E81908, 8.500%, due 12/1/15.....................   1,627
         1,422  #C67537, 9.500%, due 8/1/21......................   1,580
         4,302  #1578, Tranche H, 6.650%, due 7/15/22............   4,402
         4,151  #G21, Tranche J, 6.250%, due 8/25/22.............   4,322
         1,726  #1608, Tranche SE, 8.959%, due 6/15/23, VRN......
      --------                                                      1,769
                                                                  -------
        48,447  Total FHLMC Mortgage Obligations.................  52,034
      --------                                                    =======

           -------   ----------------------------------------- -------
           Principal Amount                                      Value
           -------------------------------------------------   -------

           Federal National Mortgage Association (FNMA)--10.9%
           $ 3,118   #545560, 8.000%, due 5/1/07.............. $ 3,319
               968   #577393, 10.000%, due 6/1/11.............   1,089
             2,176   #577395, 10.000%, due 8/1/11.............   2,451
             1,486   #593561, 9.500%, due 8/1/14..............   1,654
             4,440   #567027, 7.000%, due 9/1/14..............   4,727
             2,890   #598453, 7.000%, due 6/1/15..............   3,082
             4,000   #1996-14, Tranche B, 3.801%, due 4/25/23.   4,021
                     #1993-19, Tranche SH, 11.234%,
                10    due 4/25/23, VRN........................      14
               931   #2001-11, Tranche SC, 19.058%,
                      due 1/25/24, VRN........................     977
                23   #1994-72, Tranche SA, 9.750%,                  24
           -------    due 4/25/24, VRN........................ -------
            20,042   Total FNMA Mortgage Obligations..........  21,358
           -------                                             -------
            82,051   Total U.S. Government and U.S. Government  89,276
           -------    Agency Guaranteed Obligations........... -------

                See accompanying Notes to Financial Statements.

34  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all amounts in thousands)

                                                            NRSRO
       Principal                                           Rating
       Amount                                         (unaudited)   Value
       --------- ---------------------                  ----------- -----

       Collateralized Mortgage Obligations--24.5%
        $   515  Prudential Home Securities, 1992-13,
                  Tranche B-2, 7.500%, due 6/25/07...       A     $   528
          2,500  Security National Mortgage Loan
                  Trust, 2002-2A, Tranche M2,
                  6.460%, due 8/25/08................       A       2,537
          2,960  Security National Mortgage Loan
                  Trust, 2001-2A, Tranche B,
                  8.100%, due 10/25/20...............     BBB       3,083
          2,000  First Plus, 1998-3, Tranche A7,
                  6.950%, due 10/10/22...............     Aaa       2,072
          2,955  First Plus, 1997-4, Tranche M2,
                  7.330%, due 9/11/23................       A       3,073
          1,750  First Plus, 1997-4, Tranche A8,
                  7.310%, due 9/11/23................     AAA       1,837
          1,719  First Plus, 1998-2, Tranche M2,
                  7.510%, due 5/10/24................      A2       1,798
            485  First Plus, 1998-3, Tranche M2,
                  7.420%, due 5/10/24................      A2         508
          2,200  Security National Mortgage Loan
                  Trust, 2000-2, Tranche B, 9.510%,
                  due 9/25/24........................      A2       2,362
          2,655  Security National Mortgage Loan
                  Trust, 2000-1, Tranche B, 9.250%,
                  due 2/25/25........................      A2       2,773
          2,888  CIT Home Equity, 98-1 M2,
                  6.720%, due 9/15/27................      A-       3,015
          4,056  Structured Asset Securities
                  Corporation, 1997-4, Tranche B2,
                  6.986%, due 12/25/27...............     AA+       4,177
          4,425  Green Tree Home Equity, 1998-E,
                  Tranche HEM2, 7.270%, due
                  6/15/28............................      A2       4,610
          1,014  Security National Mortgage Loan
                  Trust, 2001-1, Tranche B, 8.070%,
                  due 11/25/28.......................       A       1,067
          3,915  Delta Funding Home Equity Loan
                  Trust, 2000-2, Tranche A6F,
                  7.970%, due 8/15/30................     AAA       4,209
          4,500  Green Tree Financial Corporation,
                  1999-5, Tranche A4, 7.330%, due
                  4/1/31.............................      AA       4,711
          5,886  Merit Securities Corp., Series 13,
        -------
                  Tranche M2, 7.880%, due
                  12/28/33...........................      A2       5,692

                                                                  -------
         46,423  Total Collateralized Mortgage
        -------
                  Obligations........................              48,052

                                                                  -------

       Corporate Obligations--26.4%
          2,000  Abbott Laboratories, 5.625%, due
                  7/1/06.............................      AA       2,186
          3,325  Block Financial Corporation,
                  8.500%, due 4/15/07................    BBB+       3,832

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch.

                                                           NRSRO
       Principal                                          Rating
       Amount                                        (unaudited)    Value
       --------- --------------------                  ----------- ------

       Corporate Obligations--(continued)
       $  2,000  Mellon Bank NA, 7.375%, due
                  5/15/07...........................      A+     $  2,310
          2,750  Applied Materials, Inc., 6.750%,
                  due 10/15/07......................      A-        3,078
          3,825  Cardinal Health, Inc., 6.250%, due
                  7/15/08...........................       A        4,299
          3,475  ConocoPhillips, 8.750%, due
                  5/25/10...........................      A-        4,349
          2,300  Household Finance Corporation,
                  8.000%, due 7/15/10...............      A-        2,598
          1,500  Boeing Capital Corporation,
                  7.375%, due 9/27/10...............      A+        1,674
          1,500  Citigroup, Inc., 7.250%, due
                  10/1/10...........................      A+        1,741
          1,500  Ford Motor Credit Corporation,
                  7.375%, due 2/1/11................     BBB        1,459
          3,200  Morgan Stanley, 6.750%, due
                  4/15/11...........................     AA-        3,556
          3,750  First Data Corporation, 5.625%,
                  due 11/1/11.......................      A+        3,968
          4,000  General Motors Acceptance
                  Corporation, 6.875%, due
                  9/15/11...........................     BBB        3,989
          2,850  National Rural Utility Cooperative,
                  7.250%, due 3/1/12................       A        3,269
          2,425  GE Capital Corporation, 6.000%,
                  due 6/15/12.......................     AAA        2,618
          2,000  SLM Corporation, 5.125%, due
                  8/27/12...........................       A        2,051
          2,000  Verizon Global Funding
                  Corporation, 7.375%, due 9/1/12...      A+        2,301
          2,300  Cox Communications Inc.,
       --------
                  7.125%, due 10/1/12...............     BBB        2,555

                                                                 --------
         46,700  Total Corporate Obligations........               51,833
       --------                                                  --------
        175,174  Total Long-Term Investments--96.4%
       --------
                  (Cost $181,936)...................              189,161

                                                                 --------

       Short-Term Investments--1.9%
          3,660  American Express Corporation,
       --------
                  VRN 1.285%, due 1/2/03............      A+        3,660

                                                                 --------
          3,660  Total Short-Term Investments
       --------
                  (Cost $3,660).....................                3,660

                                                                 --------
       $178,834  Total Investments--98.3%
       ========
                  (Cost $185,596)...................              192,821
                 Cash and other assets, less
                  liabilities--1.7%.................                3,315

                                                                 --------
                 Net Assets--100.0%.................             $196,136
                                                                 ========

                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  35

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

MYER

Bentley M. Myer

--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Federal Reserve Monetary policy dominated activity in the money markets over the course of 2002.

During the first half of the year, the money markets focused on trying to interpret the Federal Reserve Board's monetary stance in the face of an economic recovery whose strength remained uncertain.

In early November, however, the Federal Reserve moved aggressively to lower short-term interest rates by one-half a percentage point. In a unanimous vote, the Federal Reserve Board's policy-making Open Market Committee reduced its target for the federal funds rate--the rate charged on overnight loans made between banks--to 1.25% from 1.75%. Although it was the only rate reduction by the Fed during 2002, it brought interest rates to their lowest level in more than four decades. In lowering the rate, the Fed said it was doing so in hopes of maintaining the economy's revival in the face of mounting international tensions--essentially to put an "insurance premium" in place to keep the economic recovery from derailing.

Since that time, the Fed has adopted a more neutral monetary posture, a sign that it believes that the economy was not facing risks from either falling back into recession or growing too quickly and consequently re-igniting inflationary pressures. We believe that the Federal Reserve will not move to raise rates anytime soon--and that if a rate hike were to occur, it would not happen until late in 2003.

Our strategy will continue to use commercial paper in the short end of the market. We will add yield through fixed-rate obligations with slightly longer maturities, and also intend to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London InterBank Offered Rate, which is the rate the most creditworthy international banks dealing in Eurodollars--U.S. currency held in banks outside of the U.S.--charge each other for large loans.)

At December 31, 2002, the Fund's average maturity was 58 days.

The return for the year ended December 31, 2002 of the Fund's Class N Shares was 1.28%, versus the 1.19% return of the Fund's benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.32 billion at the end of the 2002, compared to $1.40 billion at the end of 2001.

Are there any anticipated management changes in the Fund in 2003?

It is anticipated that a change in portfolio management for the Fund will be made in the first quarter of 2003 when Bentley Myer will be replaced by Christopher T. Vincent. Chris has nineteen years of experience in fixed-income portfolio management. Bentley is thanked for his many years of fine service to the Fund.

36  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------------------------

Average Annual Total Returns--Class N Shares period ending December 31, 2002.

                       ------------------------------
                           1 Year  5 Years   10 Years
                       ---------  --------  ---------
Ready Reserves Fund...      1.28%     4.08%      4.19%
AAA Rated Money Market
 Funds................      1.10%     4.00%      4.16%

Past Performance does not guarantee future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.




December 31, 2002                                       William Blair Funds  37

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all amounts in thousands)

        ------------------------------------------------------ ---------
        Principal                                              Amortized
        Amount                                                      Cost
        ------------------------------------------------------ ---------

        U.S. Government Agency Guaranteed--1.0%
        $ 13,000 Agency for International Development,         $ 12,943
        --------  VRN--India, 1.645%, 1/15/03................. --------
        Fixed Rate Notes--28.9%
           2,019 American General Corporation,
                  6.250%, 3/15/03.............................    2,019
          33,511 American General Finance Corporation,
                  5.750%-7.630%, 1/15/03-11/1/03..............   33,161
           5,276 Anheuser Busch, 6.750%, 8/1/03...............    5,187
          21,173 Associates Corporation, 5.750%-6.875%,
                  2/28/03-11/1/03.............................   20,990
          17,046 B.P. plc, 5.550%, 4/15/03....................   16,768
          20,074 BellSouth Telecommunications,
                  6.250%, 5/15/03.............................   19,752
          34,599 Caterpillar Financial Services, 5.600%-
                  7.930%, 1/8/03-6/5/03.......................   34,044
          20,762 Citicorp, 7.125%-8.000%, 2/1/03-6/1/03.......   20,312
           4,793 Colgate-Palmolive, 5.270%-6.000%,
                  8/15/03-12/1/03.............................    4,752
          25,405 First Data Corporation, 6.625%, 4/1/03.......   24,920
          18,324 GE Capital Corporation, 5.375%-8.750%,
                  1/15/03-11/3/03.............................   17,999
          15,490 IBM Credit Corporation, 5.250%-5.950%,
                  6/2/03-12/1/03..............................   15,324
          44,702 National Rural Utility Cooperative Finance
                  Corporation, 5.300%-7.375%,
                  1/15/03-9/25/03.............................   43,961
           7,359 Pfizer, Inc., 5.750%, 1/15/03................    7,159
           3,084 Pharmacia Corporation, 8.950%, 2/10/03.......    3,023
          12,662 Procter & Gamble Corporation,
                  5.250%-8.000%, 9/15/03-11/15/03.............   12,563
          19,790 SBC Communications, Inc., 5.800%-7.250%,
                  1/13/03-2/1/04..............................   19,503
          12,654 Unilever Capital Corporation, 6.750%, 11/1/03   12,535
           2,587 USAA Capital Corporation, 7.410%, 6/30/03....    2,538
          19,859 Verizon Communications, 6.000%-9.100%,
                  6/1/03-1/15/04..............................   19,831
           3,257 Verizon Maryland, 6.000%, 5/1/03.............    3,234
          12,620 Verizon New York, 5.625%-5.875%,
                  9/1/03-11/1/03..............................   12,595
           4,037 Verizon Pennsylvania, 6.125%, 3/15/03........    4,037
          27,044 Wal-Mart Stores, Inc., 3.250%-6.500%,
        --------
                  4/15/03-9/29/03.............................   26,686

                                                               --------
         388,127                                                382,893
        --------                                               --------

        ------------------------------------------------------ ---------
        Principal                                              Amortized
        Amount                                                      Cost
        ------------------------------------------------------ ---------

        Variable Rate Notes--9.6%
        $  3,652 American Express Credit Corporation,
                  1.476%, 1/10/03............................. $  3,652
           8,470 American General Finance Corporation,
                  1.751%-1.990%, 1/13/03-3/11/03..............    8,466
          14,329 Associates Corporation, 1.860%, 2/10/03......   14,313
          25,727 Caterpillar Financial Services,
                  1.526%-1.942%, 1/3/03-3/4/03................   25,717
          12,509 General Electric Capital Corporation, 1.419%-
                  1.898%, 1/22/03-2/20/03.....................   12,508
           6,091 National Rural Utility Cooperative Finance
                  Corporation, 1.590%, 1/17/03................    6,093
          28,987 Paccar Financial Corporation,
                  1.460%-1.530%, 2/18/03-3/17/03..............   28,969
          28,041 USA Education Corporation, 1.690%-2.039%,       28,020
        --------  1/27/03-2/18/03............................. --------
         127,806                                                127,738
        --------                                               --------

        Demand Note--2.0%
          26,398 American Express Corporation, VRN,              26,398
        --------  1.285%, 1/2/03.............................. --------

        Asset Backed Commercial Paper--47.3%
          44,000 Blue Ridge Asset Funding, 1.350%-1.570%,
                  1/3/03-1/30/03..............................   43,983
          55,000 Corporate Asset Funding, 1.320%-1.350%,
                  1/7/03-1/22/03..............................   54,971
          31,145 CXC, LLC, 1.340%-1.780%, 1/9/03-2/6/03.......   31,107
          54,000 Delaware Funding, 1.350%-1.780%,
                  1/3/03-1/28/03..............................   53,979
          41,305 Enterprise Funding Corporation,
                  1.340%-1.400%, 1/3/03-2/19/03...............   41,264
          59,000 FCAR Owner Trust, 1.340%-1.350%,
                  1/22/03-2/4/03..............................   58,938
          49,400 Govco, Inc., 1.330%-1.530%, 1/21/03-2/3/03...   49,348
          62,000 Jupiter Securitization Corporation,
                  1.330%-1.400%, 1/6/03-1/31/03...............   61,960
          58,000 NCAT Asset Trust, 1.320%-1.350%,
                  1/6/03-1/23/03..............................   57,966


                See accompanying Notes to Financial Statements.

38  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all amounts in thousands)


           ----------------------------------------------- ---------
           Principal                                       Amortized
           Amount                                               Cost
           ----------------------------------------------- ---------

           Asset Backed Commercial Paper (continued)
           $ 62,653 Old Line Funding, 1.330%-1.350%,
                     1/2/03-2/11/03....................... $ 62,606
             56,597 Preferred Receivables Funding,
                     1.320%-1.350%, 1/10/03-2/7/03........   56,547
             53,443 Thunder Bay Funding, 1.350%-1.370%,      53,414
           --------  1/7/03-2/18/03....................... --------
            626,543                                         626,083
           --------                                        --------

           Commercial Paper--12.4%
           Energy--1.1%
             15,000 Chevron U.K. Investment plc,
           --------  1.310%, 1/13/03......................   14,993
                                                           --------
           Industrials--Capital Goods--3.6%
              7,000 General Electric Capital Corporation,
                     1.340%, 1/22/03......................    6,995
             25,000 General Electric Capital International
                     Funding, 1.330%-1.350%,
                     1/9/03-1/24/03.......................   24,987
             15,000 General Electric Company,                14,993
           --------  1.320%, 1/14/03...................... --------
             47,000                                          46,975
           --------                                        --------

----------
VRN = Variable Rate Note

      ------------------------------------------------------  ----------
      Principal                                                 Amortized
      Amount                                                         Cost
      ------------------------------------------------------  ----------

      Commercial Paper (continued)
      Insurance--1.7%
      $    22,000  Mass Mutual Funding,                       $   21,983
      -----------   1.350%, 1/21/03..........................
                                                              ----------
      Pharmaceuticals and Biotechnology--5.0%
           65,652  Wyeth, Inc., 1.780%-2.100%,
      -----------   1/2/03-2/4/03............................     65,614
                                                              ----------
      Utilities--1.0%
           14,328  National Rural Utility Cooperative Finance
      -----------   Corporation, 1.380%-1.420%,
                    1/16/03-2/5/03...........................     14,315
                                                              ----------
          163,980  Total Commercial Paper--12.4%.............    163,880
      -----------                                             ----------
      $ 1,345,854  Total Investments--101.2%
      ===========   (Cost $1,339,935)........................  1,339,935
                                                              ----------
                   Liabilities, plus cash and other              (15,934)
                    assets--(1.2)%........................... ----------
                   Net assets--100.0%........................ $1,324,001
                                                              ==========
                   Portfolio Weighted Average Maturity.......    58 Days


                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  39

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2002 (all dollar amounts in thousands)

                                                                                                      Tax-
                                                                                                   Managed   Large Cap
                                                                                                    Growth      Growth
                                                                                     Growth Fund      Fund        Fund
-                                                                                   -----------  --------  ----------
Assets
Investments in securities, at cost................................................. $   247,685  $  5,301  $    6,002
Investments in Affiliated Fund, at cost............................................       4,683       149         149
                                                                                    -----------  --------  ----------
Investments in securities, at value................................................ $   251,227  $  4,970  $    5,318
Investments in Affiliated Fund, at value...........................................       4,683       149         149
Cash...............................................................................          --        --           8
Cash segregated for options written................................................          --       193          --
Receivable for fund shares sold....................................................          78        --           5
Receivable for investment securities sold..........................................          --        --          --
Receivable from Advisor............................................................          --        10           2
Dividend and interest receivable...................................................         326         6           8
Prepaid insurance..................................................................           7        --          --
                                                                                    -----------  --------  ----------
       Total assets................................................................     256,321     5,328       5,490
Liabilities
Payable for investment securities purchased........................................          30        --          --
Payable for options written, at value (premium received $6)........................          --         4          --
Payable for fund shares redeemed...................................................         376         3          --
Management fee payable.............................................................         179         4           4
Distribution and shareholder services fee payable..................................           8        --          --
Other accrued expenses.............................................................         103        14          17
                                                                                    -----------  --------  ----------
       Total liabilities...........................................................         696        25          21
                                                                                    -----------  --------  ----------
        Net Assets................................................................. $   255,625  $  5,303  $    5,469
                                                                                    ===========  ========  ==========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest....................................... $        31  $      1  $        1
  Capital paid in excess of par value..............................................     284,497     7,493      11,244
  Undistributed net investment income (loss).......................................          --        --          --
  Accumulated realized gain (loss).................................................     (32,445)   (1,862)     (5,092)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.       3,542      (329)       (684)
                                                                                    -----------  --------  ----------
        Net Assets................................................................. $   255,625  $  5,303  $    5,469
                                                                                    ===========  ========  ==========
Class N Shares
  Net Assets....................................................................... $    35,313  $    144  $      229
  Shares Outstanding...............................................................   4,383,702    21,014      47,804
  Net Asset Value Per Share........................................................ $      8.06  $   6.86  $     4.80
Class I Shares
  Net Assets....................................................................... $   220,307  $  5,155  $    5,237
  Shares Outstanding...............................................................  27,129,316   745,053   1,085,678
  Net Asset Value Per Share........................................................ $      8.12  $   6.92  $     4.82

                                                                                      Small Cap
                                                                                         Growth
                                                                                           Fund
-                                                                                   ----------
Assets
Investments in securities, at cost................................................. $   71,245
Investments in Affiliated Fund, at cost............................................      5,208
                                                                                    ----------
Investments in securities, at value................................................ $   73,461
Investments in Affiliated Fund, at value...........................................      5,208
Cash...............................................................................         --
Cash segregated for options written................................................         --
Receivable for fund shares sold....................................................        431
Receivable for investment securities sold..........................................        136
Receivable from Advisor............................................................         --
Dividend and interest receivable...................................................         53
Prepaid insurance..................................................................          3
                                                                                    ----------
       Total assets................................................................     79,292
Liabilities
Payable for investment securities purchased........................................        406
Payable for options written, at value (premium received $6)........................         --
Payable for fund shares redeemed...................................................        196
Management fee payable.............................................................         66
Distribution and shareholder services fee payable..................................          5
Other accrued expenses.............................................................         38
                                                                                    ----------
       Total liabilities...........................................................        711
                                                                                    ----------
        Net Assets................................................................. $   78,581
                                                                                    ==========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest....................................... $        6
  Capital paid in excess of par value..............................................     85,396
  Undistributed net investment income (loss).......................................         --
  Accumulated realized gain (loss).................................................     (9,037)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.      2,216
                                                                                    ----------
        Net Assets................................................................. $   78,581
                                                                                    ==========
Class N Shares
  Net Assets....................................................................... $   24,335
  Shares Outstanding...............................................................  1,773,170
  Net Asset Value Per Share........................................................ $    13.72
Class I Shares
  Net Assets....................................................................... $   54,238
  Shares Outstanding...............................................................  3,924,127
  Net Asset Value Per Share........................................................ $    13.82

                See accompanying Notes to Financial Statements.

40  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2002 (all dollar amounts in thousands)


                                                                                           Tax-Managed    Large Cap    Small Cap
                                                                              Growth Fund  Growth Fund  Growth Fund  Growth Fund
-                                                                             -----------  -----------  -----------  -----------
Investment income
  Dividends..................................................................    $  1,437      $    39      $    35     $    179
  Less foreign tax withheld..................................................          --           --           --           --
  Interest...................................................................           2           --           --           --
                                                                                 --------      -------      -------     --------
    Total income.............................................................       1,439           39           35          179
Expenses
  Investment advisory fees...................................................       2,349           48           42          767
  Distribution fees..........................................................         111           --           --           48
  Shareholder services fees..................................................          --           --           --           --
  Custodian fees.............................................................          90           15           15           44
  Transfer agent fees........................................................         237            7            8           55
  Professional fees..........................................................          58           24           20           32
  Registration fees..........................................................          29           28           28           32
  Other expenses.............................................................         199            2            4           41
                                                                                 --------      -------      -------     --------
    Total expenses before waiver.............................................       3,073          124          117        1,019
    Less expenses waived and absorbed by the Advisor.........................          --          (55)         (58)         (45)
                                                                                 --------      -------      -------     --------
    Net expenses.............................................................       3,073           69           59          974
                                                                                 --------      -------      -------     --------
    Net investment income (loss).............................................      (1,634)         (30)         (24)        (795)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..................................     (22,469)        (906)      (1,403)      (6,617)
                                                                                 --------      -------      -------     --------
Change in net unrealized appreciation (depreciation) on investments and other
 assets and liabilities......................................................     (71,443)        (842)        (357)      (6,949)
                                                                                 --------      -------      -------     --------
Net increase (decrease) in net assets resulting from operations..............    $(95,546)     $(1,778)     $(1,784)    $(14,361)
                                                                                 ========      =======      =======     ========

                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  41

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2002 and 2001 (all amounts in thousands)




                                                                                                              Growth
                                                                                                                Fund
-                                                                                              --------------------
                                                                                                     2002       2001
-                                                                                              ---------  ---------
Operations
  Net investment income (loss)................................................................ $  (1,634) $  (1,606)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................   (22,469)    (5,589)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   (71,443)   (66,914)
                                                                                               ---------  ---------
  Net increase (decrease) in net assets resulting from operations.............................   (95,546)   (74,109)
Distributions to shareholders from
  Net investment income.......................................................................        --         --
  Net realized gain...........................................................................        --     (4,993)
                                                                                               ---------  ---------
                                                                                                      --     (4,993)
Capital stock transactions
  Net proceeds from sale of shares............................................................    27,832     39,185
  Shares issued in reinvestment of income dividends and capital gain distributions............        --      4,405
  Less cost of shares redeemed................................................................   (62,757)  (129,379)
                                                                                               ---------  ---------
  Net increase (decrease) in net assets resulting from capital share transactions.............   (34,925)   (85,789)
                                                                                               ---------  ---------
  Increase (decrease) in net assets...........................................................  (130,471)  (164,891)
Net assets
  Beginning of year...........................................................................   386,096    550,987
                                                                                               ---------  ---------
  End of year................................................................................. $ 255,625  $ 386,096
                                                                                               =========  =========
Undistributed net investment income (loss) at the end of the year............................. $      --  $      --
                                                                                               =========  =========

                                                                                                           Tax-
                                                                                                        Managed         Large Cap
                                                                                                         Growth            Growth
                                                                                                           Fund              Fund
-                                                                                              ---------------  ----------------
                                                                                                   2002    2001     2002     2001
-                                                                                              -------  ------  -------  -------
Operations
  Net investment income (loss)................................................................ $   (30) $  (19) $   (24) $   (42)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................    (906)   (862)  (1,403)  (3,191)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................    (842)    479     (357)   1,057
                                                                                               -------  ------  -------  -------
  Net increase (decrease) in net assets resulting from operations.............................  (1,778)   (402)  (1,784)  (2,176)
Distributions to shareholders from
  Net investment income.......................................................................      --      --       --       --
  Net realized gain...........................................................................      --      --       --       --
                                                                                               -------  ------  -------  -------
                                                                                                    --      --       --       --
Capital stock transactions
  Net proceeds from sale of shares............................................................     604   3,483    3,515    1,372
  Shares issued in reinvestment of income dividends and capital gain distributions............      --      --       --       --
  Less cost of shares redeemed................................................................    (734)   (871)  (2,253)  (4,200)
                                                                                               -------  ------  -------  -------
  Net increase (decrease) in net assets resulting from capital share transactions.............    (130)  2,612    1,262   (2,828)
                                                                                               -------  ------  -------  -------
  Increase (decrease) in net assets...........................................................  (1,908)  2,210     (522)  (5,004)
Net assets
  Beginning of year...........................................................................   7,211   5,001    5,991   10,995
                                                                                               -------  ------  -------  -------
  End of year................................................................................. $ 5,303  $7,211  $ 5,469  $ 5,991
                                                                                               =======  ======  =======  =======
Undistributed net investment income (loss) at the end of the year............................. $    --  $   --  $    --  $    --
                                                                                               =======  ======  =======  =======

                                                                                                         Small Cap
                                                                                                            Growth
                                                                                                              Fund
-                                                                                              ------------------
                                                                                                    2002      2001
-                                                                                              --------  --------
Operations
  Net investment income (loss)................................................................ $   (795) $   (381)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................   (6,617)   (1,804)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   (6,949)   10,117
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from operations.............................  (14,361)    7,932
Distributions to shareholders from
  Net investment income.......................................................................       --        --
  Net realized gain...........................................................................       --        --
                                                                                               --------  --------
                                                                                                     --        --
Capital stock transactions
  Net proceeds from sale of shares............................................................   58,966    38,305
  Shares issued in reinvestment of income dividends and capital gain distributions............       --        --
  Less cost of shares redeemed................................................................  (20,682)  (20,357)
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from capital share transactions.............   38,284    17,948
                                                                                               --------  --------
  Increase (decrease) in net assets...........................................................   23,923    25,880
Net assets
  Beginning of year...........................................................................   54,658    28,778
                                                                                               --------  --------
  End of year................................................................................. $ 78,581  $ 54,658
                                                                                               ========  ========
Undistributed net investment income (loss) at the end of the year............................. $     --  $     --
                                                                                               ========  ========

                See accompanying Notes to Financial Statements.


42  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2002 (all dollar amounts in thousands)

                                                                         International       Value                        Ready
                                                                                Growth   Discovery       Income        Reserves
                                                                                  Fund        Fund         Fund            Fund
-                                                                        ------------- ----------  -----------  --------------
Assets
Investments in securities, at cost......................................  $   770,582  $  187,079  $   185,596  $    1,339,935
Investments in Affiliated Fund, at cost.................................       21,667       5,629           --              --
                                                                          -----------  ----------  -----------  --------------
Investments in securities, at value.....................................  $   749,944  $  187,622  $   192,821  $    1,339,935
Investments in Affiliated Fund, at value................................       21,667       5,629           --
Cash....................................................................           16          27           --              --
Foreign currency, at value (cost $7,227)................................        7,250          --           --              --
Receivable for fund shares sold.........................................        2,799         220        1,849              --
Receivable for investment securities sold...............................          623          --           --              --
Dividend and interest receivable........................................          609         174        1,876           6,727
Prepaid insurance.......................................................           30           6            5              73
                                                                          -----------  ----------  -----------  --------------
       Total assets.....................................................      782,938     193,678      196,551       1,346,735
Liabilities
Payable for investment securities purchased.............................        2,010       2,221           --          21,874
Payable for fund shares redeemed........................................        1,221         354          265              --
Management fee payable..................................................          615         175           95             223
Distribution and shareholder services fee payable.......................           95           5            3             399
Payable to Advisor......................................................           --          57           --              --
Dividend payable........................................................           --          --           --              65
Other accrued expenses..................................................          209          64           52             173
                                                                          -----------  ----------  -----------  --------------
       Total liabilities................................................        4,150       2,876          415          22,734
                                                                          -----------  ----------  -----------  --------------
        Net Assets......................................................  $   778,788  $  190,802  $   196,136  $    1,324,001
                                                                          ===========  ==========  ===========  ==============
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................  $        59  $       12  $        19  $        1,325
  Capital paid in excess of par value...................................      913,244     192,396      196,466       1,323,710
  Undistributed net investment income (loss)............................         (448)         --        1,103              81
  Accumulated realized gain (loss)......................................     (113,480)     (2,149)      (8,677)         (1,115)
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................      (20,587)        543        7,225              --
                                                                          -----------  ----------  -----------  --------------
        Net Assets......................................................  $   778,788  $  190,802  $   196,136  $    1,324,001
                                                                          ===========  ==========  ===========  ==============
Class N Shares
  Net Assets............................................................  $   527,008  $   28,351  $    20,931  $    1,324,001
  Shares Outstanding....................................................   40,123,098   1,741,312    1,970,164   1,325,034,826
  Net Asset Value Per Share.............................................  $     13.13  $    16.28  $     10.62  $         1.00
Class I Shares
  Net Assets............................................................  $   251,772  $  162,442  $   175,200
  Shares Outstanding....................................................   18,979,777   9,957,287   16,490,545
  Net Asset Value Per Share.............................................  $     13.27  $    16.31  $     10.62

                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  43

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2002 (all dollar amounts in thousands)


                                                                                          International     Value
                                                                                                 Growth Discovery  Income
                                                                                                   Fund      Fund    Fund
-                                                                                         ------------- --------- -------
Investment income
  Dividends..............................................................................   $   7,583   $  2,711  $    --
  Less foreign tax withheld..............................................................        (742)        --       --
  Interest...............................................................................         120         --   11,092
                                                                                            ---------   --------  -------
    Total income.........................................................................       6,961      2,711   11,092
Expenses
  Investment advisory fees...............................................................       6,089      2,262      968
  Distribution fees......................................................................         779         58       27
  Shareholder services fees..............................................................          --         --       --
  Custodian fees.........................................................................         590         73       63
  Transfer agent fees....................................................................         386        115       57
  Professional fees......................................................................          67         46       30
  Registration fees......................................................................          83         34       33
  Other expenses.........................................................................         228         61       59
                                                                                            ---------   --------  -------
    Total expenses before waiver.........................................................       8,222      2,649    1,237
     Less expenses recovered by (waived and absorbed by) the Advisor.....................          --         57       --
                                                                                            ---------   --------  -------
    Net expenses.........................................................................       8,222      2,706    1,237
                                                                                            ---------   --------  -------
    Net investment income (loss).........................................................      (1,261)         5    9,855
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..............................................     (59,049)    (2,036)     699
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................      (4,119)        --       --
                                                                                            ---------   --------  -------
    Total net realized gain (loss).......................................................     (63,168)    (2,036)     699
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................     (42,144)   (27,263)   3,784
                                                                                            ---------   --------  -------
Net increase (decrease) in net assets resulting from operations..........................   $(106,573)  $(29,294) $14,338
                                                                                            =========   ========  =======

                                                                                             Ready
                                                                                          Reserves
                                                                                              Fund
-                                                                                         --------
Investment income
  Dividends.............................................................................. $    --
  Less foreign tax withheld..............................................................      --
  Interest...............................................................................  26,410
                                                                                          -------
    Total income.........................................................................  26,410
Expenses
  Investment advisory fees...............................................................   3,132
  Distribution fees......................................................................      --
  Shareholder services fees..............................................................   4,581
  Custodian fees.........................................................................     322
  Transfer agent fees....................................................................     468
  Professional fees......................................................................     141
  Registration fees......................................................................      46
  Other expenses.........................................................................     396
                                                                                          -------
    Total expenses before waiver.........................................................   9,086
     Less expenses recovered by (waived and absorbed by) the Advisor.....................      --
                                                                                          -------
    Net expenses.........................................................................   9,086
                                                                                          -------
    Net investment income (loss).........................................................  17,324
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..............................................    (930)
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................      --
                                                                                          -------
    Total net realized gain (loss).......................................................    (930)
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................      --
                                                                                          -------
Net increase (decrease) in net assets resulting from operations.......................... $16,394
                                                                                          =======

                See accompanying Notes to Financial Statements.

44  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2001 and 2002 (all amounts in thousands)


                                                                                               International               Value
                                                                                                      Growth           Discovery
                                                                                                        Fund                Fund
-                                                                                      --------------------  ------------------
                                                                                             2002       2001      2002      2001
-                                                                                      ---------  ---------  --------  --------
Operations
  Net investment income (loss)........................................................ $  (1,261) $     182  $      5  $    556
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities.............................................................   (63,168)   (42,022)   (2,036)    5,819
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities.............................   (42,144)   (12,050)  (27,263)   10,754
                                                                                       ---------  ---------  --------  --------
    Net increase (decrease) in net assets resulting from operations...................  (106,573)   (53,890)  (29,294)   17,129
Distributions to shareholders from
  Net investment income...............................................................        --         --        --      (559)
  Net realized gain...................................................................        --         --        --    (5,904)
                                                                                       ---------  ---------  --------  --------
                                                                                              --         --        --    (6,463)
Capital stock transactions
  Net proceeds from sale of shares....................................................   680,558    287,090   140,291    81,461
  Shares issued in reinvestment of income dividends and capital gain
   distributions......................................................................        --         --        --     6,285
  Less cost of shares redeemed........................................................  (249,252)  (113,033)  (69,487)  (23,213)
                                                                                       ---------  ---------  --------  --------
    Net increase (decrease) in net assets resulting from capital stock transactions...   431,306    174,057    70,804    64,533
                                                                                       ---------  ---------  --------  --------
    Increase (decrease) in net assets.................................................   324,733    120,167    41,510    75,199
Net assets
  Beginning of year...................................................................   454,055    333,888   149,292    74,093
                                                                                       ---------  ---------  --------  --------
  End of year......................................................................... $ 778,788  $ 454,055  $190,802  $149,292
                                                                                       =========  =========  ========  ========
Undistributed net investment income (loss) at the end of the year..................... $    (448) $     622  $     --  $     --
                                                                                       =========  =========  ========  ========

                                                                                                    Income
                                                                                                      Fund
-                                                                                      ------------------
                                                                                            2002      2001
-                                                                                      --------  --------
Operations
  Net investment income (loss)........................................................ $  9,855  $  9,662
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities.............................................................      699     1,059
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities.............................    3,784     1,575
                                                                                       --------  --------
    Net increase (decrease) in net assets resulting from operations...................   14,338    12,296
Distributions to shareholders from
  Net investment income...............................................................   (9,411)  (10,451)
  Net realized gain...................................................................       --        --
                                                                                       --------  --------
                                                                                         (9,411)  (10,451)
Capital stock transactions
  Net proceeds from sale of shares....................................................   47,101    35,686
  Shares issued in reinvestment of income dividends and capital gain
   distributions......................................................................    6,897     7,689
  Less cost of shares redeemed........................................................  (39,053)  (36,702)
                                                                                       --------  --------
    Net increase (decrease) in net assets resulting from capital stock transactions...   14,945     6,673
                                                                                       --------  --------
    Increase (decrease) in net assets.................................................   19,872     8,518
Net assets
  Beginning of year...................................................................  176,264   167,746
                                                                                       --------  --------
  End of year......................................................................... $196,136  $176,264
                                                                                       ========  ========
Undistributed net investment income (loss) at the end of the year..................... $  1,103  $     --
                                                                                       ========  ========

                                                                                                           Ready
                                                                                                        Reserves
                                                                                                            Fund
-                                                                                      ------------------------
                                                                                               2002         2001
-                                                                                      -----------  -----------
Operations
  Net investment income (loss)........................................................ $    17,324  $    50,389
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities.............................................................        (930)          --
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities.............................          --           --
                                                                                       -----------  -----------
    Net increase (decrease) in net assets resulting from operations...................      16,394       50,389
Distributions to shareholders from
  Net investment income...............................................................     (17,324)     (50,389)
  Net realized gain...................................................................          --           --
                                                                                       -----------  -----------
                                                                                           (17,324)     (50,389)
Capital stock transactions
  Net proceeds from sale of shares....................................................   4,669,025    5,044,318
  Shares issued in reinvestment of income dividends and capital gain
   distributions......................................................................      17,294       50,130
  Less cost of shares redeemed........................................................  (4,765,128)  (5,029,888)
                                                                                       -----------  -----------
    Net increase (decrease) in net assets resulting from capital stock transactions...     (78,809)      64,560
                                                                                       -----------  -----------
    Increase (decrease) in net assets.................................................     (79,739)      64,560
Net assets
  Beginning of year...................................................................   1,403,740    1,339,180
                                                                                       -----------  -----------
  End of year......................................................................... $ 1,324,001  $ 1,403,740
                                                                                       ===========  ===========
Undistributed net investment income (loss) at the end of the year..................... $        81  $        81
                                                                                       ===========  ===========

                See accompanying Notes to Financial Statements.


December 31, 2002                                       William Blair Funds  45

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios (the "Portfolios"), each with its own investment objectives and policies.

           Equity Portfolios  International Portfolios
           -----------------  ------------------------
           Growth             International Growth
           Tax-Managed Growth Institutional International Growth Fund
           Large Cap Growth   Fixed Income Portfolio
                              ----------------------
           Small Cap Growth   Income
           Value Discovery    Money Market Portfolio
                              ----------------------
                              Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long term capital appreciation.
International Long term capital appreciation.
Fixed Income. High level of current income consistent relative to stability of principal.
Money Market. Current income, stable share price and daily liquidity.

The Institutional International Growth Fund issues a separate report.

(b) Share Classes

Five different classes of shares currently exist. The table below describes the Class N shares and the Class I shares covered by this report:

Class                                                       Description
-----                                                       -----------
  N   Class N shares are sold to the general public, either directly through the Fund's distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee
      (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a shareholder services fee (0.35% for the Money Market Portfolio).
  I   Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of December 31, 2002, there were no securities requiring fair valuation by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

46  Annual Report                                             December 31, 2002

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on December 31, 2002. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the years ended December 31, 2002 and 2001, the Income Portfolio recognized a reduction in interest income and reduction in net realized loss of $948 and $357 (in thousands), respectively, related to losses on its collateralized mortgage and asset-backed securities' paydowns. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2002, the following reclassifications were recorded:

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------ -------------   ------------
   Growth..............          $1,634             $             $(1,634)
   Tax-Managed Growth..              30                               (30)
   Large Cap Growth....              24                               (24)
   Small Cap Growth....             795                              (795)
   International Growth             191              (4,450)        4,259
   Value Discovery.....              (5)                106          (101)
   Income..............             659                (597)          (62)
   Ready Reserves......              --                  --            --

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows (in thousands):

                            Distributions Paid In 2002 Distributions Paid In 2001
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Growth.............. $    --         $--        $    --       $4,993
       Tax-Managed Growth..      --          --             --           --
       Large Cap Growth....      --          --             --           --
       Small Cap Growth....      --          --             --           --
       International Growth      --          --             --           --
       Value Discovery.....      --          --          1,395        5,068
       Income..............   9,411          --         10,451           --
       Ready Reserves......  17,472          --         51,043           --

December 31, 2002                                       William Blair Funds  47

As of December 31, 2002 the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                           Net
                       Undistributed              Undistributed     Unrealized
                            Ordinary Capital Loss     Long-Term Appreciation /
  Portfolio                   Income Carryforward          Gain (Depreciation)
  ---------                   ------ ------------          ---- --------------
  Growth..............        $   --   $27,414              $--    $    857
  Tax-Managed Growth..            --     1,863               --        (331)
  Large Cap Growth....            --     4,789               --        (934)
  Small Cap Growth....            --     6,029               --         461
  International Growth            --    91,452               --     (23,399)
  Value Discovery.....            --     1,578               --         521
  Income..............         1,103     8,389               --       7,139
  Ready Reserves......            81     1,115               --          --

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation / (depreciation) and net unrealized appreciation / (depreciation) at December 31, 2002, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  255,053    $49,253      $48,396       $    857
   Tax-Managed Growth..      5,450        510          841           (331)
   Large Cap Growth....      6,401        335        1,269           (934)
   Small Cap Growth....     78,209      7,286        6,825            461
   International Growth    795,010     48,585       71,984        (23,399)
   Value Discovery.....    192,730     27,929       27,408            521
   Income..............    185,682      7,908          769          7,139
   Ready Reserves......  1,339,935         --           --             --

48  Annual Report                                             December 31, 2002

At December 31, 2002, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio            2003   2004   2005   2006   2007   2008    2009    2010   Total
---------            ---- ------ ------ ------ ------ ------ ------- ------- -------
Growth.............. $--  $   -- $   -- $   -- $   -- $   -- $ 4,332 $23,082 $27,414
Tax-Managed Growth..  --      --     --     --     --     94     732   1,037   1,863
Large Cap Growth....  --      --     --     --     --    493   2,714   1,582   4,789
Small Cap Growth....  --      --     --     --     --     --   2,137   3,892   6,029
International Growth  --      --     --     --     --     --  31,564  59,888  91,452
Value Discovery.....  --      --     --     --     --     --      --   1,578   1,578
Income..............  --   2,156     --     --  1,249  3,292      --   1,692   8,389
Ready Reserves......  --     108      1      1     51     24      --     930   1,115

The International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $521 (in thousands) in 2002, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2002 through December 31, 2002, the following Portfolios incurred net realized capital losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2003 for Federal income tax purposes (in thousands):

                          Portfolio             Amount
                          ---------             ------
                          Growth.............. $ 2,400
                          Tax-Managed Growth..      --
                          Large Cap Growth....      53
                          Small Cap Growth....   1,253
                          International Growth  19,788
                          Value Discovery.....     549
                          Income..............     202
                          Ready Reserves......      --

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                     International Portfolio
-----------------                               -     -----------------------     -
Growth......................................... 0.75% International Growth
Tax-Managed Growth............................. 0.80%   First $250 million.......  1.10%
Large Cap Growth............................... 0.80%   Remainder................  1.00%
Small Cap Growth............................... 1.10%
Value Discovery................................ 1.15%

Fixed Income Portfolio                                Money Market Portfolio
----------------------                                ----------------------
Income*                                               Ready Reserves
 First $250 million............................ 0.25%   First $250 million....... 0.275%
 Remainder..................................... 0.20%   Next $250 million........ 0.250%
----------
*Management fee also includes a charge of 5% of         Next $2 billion.......... 0.225%
  gross income.                                         In excess of $2.5 billion 0.200%


December 31, 2002                                       William Blair Funds  49

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2003, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                            Tax-Managed Growth 1.11%
                            Large Cap Growth.. 1.11%
                            Small Cap Growth.. 1.30%
                            Value Discovery... 1.33%

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2003, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. For the year ended December 31, 2002, the Value Discovery Fund reimbursed the Company $57 (in thousands) for previously waived fees and expenses.

For the year ended December 31, 2002, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                 Expenses
                                                             Recovered or
                                   Gross    Fee          Net   (Absorbed)
       Portfolio            Advisory Fee Waiver Advisory Fee   by Advisor
       ---------            ------------ ------ ------------   ----------
       Growth..............    $2,349     $--      $2,349        $ --
       Tax-Managed Growth..        48      55          --          (7)
       Large Cap Growth....        42      58          --         (16)
       Small Cap Growth....       767      45         722          --
       International Growth     6,089      --       6,089          --
       Value Discovery.....     2,262      --       2,262          57
       Income..............       968      --         968          --
       Ready Reserves......     3,132      --       3,132          --

(b) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Value Discovery Portfolio, which is 0.16%, and the Income Portfolio, which is 0.15%. Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees paid by the Portfolios to the Company, for the year ended December 31, 2002, were as follows (in thousands):

                                            Distribution
                       Portfolio                    Fees
                       ---------            ------------
                       Growth..............     $111
                       Tax-Managed Growth..       --
                       Large Cap Growth....       --
                       Small Cap Growth....       48
                       International Growth      779
                       Value Discovery.....       58
                       Income..............       27

The Ready Reserves Portfolio has a Shareholder Services Agreement with the Company to provide shareholder services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of its average daily net assets.

                             Ready Reserves $4,581


50  Annual Report                                             December 31, 2002

(c) Trustees Fees

The Portfolios paid fees of $182 (in thousands) to non-affiliated trustees of the Fund for the year ended December 31, 2002. Affiliated trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees and shareholder service fees earned on the other Portfolios investment in the Ready Reserves Fund. Prior to September 2002, these fees were waived at the Ready Reserves Fund. Fees waived at the Ready Reserves Fund totaled approximately $277 (in thousands). Subsequent to September 2002, these fees were waived at each underlying Portfolio. The fees waived at each Portfolio from September through December 2002 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the year ended December 31, 2002 (in thousands):

                                                                    Percent
                                      Sales   Fees Dividend          of Net
    Portfolio            Purchases Proceeds Waived   Income   Value  Assets
    ---------            --------- -------- ------ -------- ------- -------
    Growth.............. $ 97,280  $ 98,660  $11     $ 99   $ 4,683   1.8%
    Tax-Managed Growth..    2,064     2,705    1        9       149   2.8
    Large Cap Growth....    3,807     3,734   --        3       149   2.7
    Small Cap Growth....   72,378    74,215   10       78     5,208   6.6
    International Growth  405,108   428,102   50      423    21,667   2.8
    Value Discovery.....   90,088    95,299   14      150     5,629   3.0

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2002 were as follows (in thousands):

                    Portfolio            Purchases    Sales
                    ---------            --------- --------
                    Growth.............. $ 90,441  $136,909
                    Tax-Managed Growth..    2,742     2,436
                    Large Cap Growth....    3,829     2,670
                    Small Cap Growth....  124,998    86,397
                    International Growth  844,924   403,172
                    Value Discovery.....  114,208    36,441
                    Income..............  133,163   118,288

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at December 31, 2002.

(5) Options

For the year ended December 31, 2002, the following is a summary of the Tax Managed Growth's Portfolio written options activity (dollar amounts in thousands):

                                                                      Number
                                                                          of  Premium
Portfolio                                  Description of Contract Contracts Received
---------                                  ----------------------- --------- --------
Tax-Managed Growth............
 Outstanding December 31, 2001                                        --
 Options written.............. UnitedHealth Group Put Jan '03 70.0    50        $3
                                     BISYS Group Call Feb '03 17.5    15         3
 Options closed...............                                        --
                                                                      --        --
 Outstanding December 31, 2002                                        65        $6
                                                                      ==        ==


December 31, 2002                                       William Blair Funds  51

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

                                                                         Sales (Dollars)
-                    ------------------------------------------------------------------
                          Year Ended December 31, 2002      Year Ended December 31, 2001
-                    --------------------------------  --------------------------------
Portfolio              Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $ 20,622  $    7,210  $   27,832  $ 22,346  $   16,826  $   39,172
Tax-Managed Growth..      604          --         604     3,398          85       3,483
Large Cap Growth....    3,363         152       3,515       847         513       1,360
Small Cap Growth....   32,631      26,335      58,966    15,765      22,434      38,199
International Growth  163,753     516,805     680,558   120,322     161,847     282,169
Value Discovery.....  112,997      27,294     140,291    69,189      12,212      81,401
Income..............   35,561      11,540      47,101    24,069       6,991      31,060
Ready Reserves......       --   4,669,025   4,669,025        --   5,044,318   5,044,318

                                                      Reinvested Distributions (Dollars)
                     ------------------------------------------------------------------
                          Year Ended December 31, 2002      Year Ended December 31, 2001
                     --------------------------------  --------------------------------
Portfolio              Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $     --  $       --  $       --  $  3,584  $      821  $    4,405
Tax-Managed Growth..       --          --          --        --          --          --
Large Cap Growth....       --          --          --        --          --          --
Small Cap Growth....       --          --          --        --          --          --
International Growth       --          --          --        --          --          --
Value Discovery.....       --          --          --     5,582         703       6,285
Income..............    6,260         637       6,897     7,106         573       7,679
Ready Reserves......       --      17,294      17,294        --      50,130      50,130

                                                                   Redemptions (Dollars)
                     ------------------------------------------------------------------
                          Year Ended December 31, 2002      Year Ended December 31, 2001
                     --------------------------------  --------------------------------
Portfolio              Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $ 49,104  $   13,653  $   62,757  $ 78,400  $   49,864  $  128,264
Tax-Managed Growth..      729           5         734       806          41         847
Large Cap Growth....    2,207          46       2,253     3,745         398       4,143
Small Cap Growth....   10,441      10,241      20,682     5,120      13,609      18,729
International Growth  127,392     121,860     249,252    36,519      70,431     106,950
Value Discovery.....   58,546      10,941      69,487    16,892       6,098      22,990
Income..............   32,914       6,139      39,053    27,551       3,884      31,435
Ready Reserves......       --   4,765,128   4,765,128        --   5,029,888   5,029,888

                      Net Change in Net Assets relating to Fund Share Activity (Dollars)
                     ------------------------------------------------------------------
                          Year Ended December 31, 2002      Year Ended December 31, 2001
                     --------------------------------  --------------------------------
Portfolio              Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $(28,482) $   (6,443) $  (34,925) $(52,470) $  (32,217) $  (84,687)
Tax-Managed Growth..     (125)         (5)       (130)    2,592          44       2,636
Large Cap Growth....    1,156         106       1,262    (2,898)        115      (2,783)
Small Cap Growth....   22,190      16,094      38,284    10,645       8,825      19,470
International Growth   36,361     394,945     431,306    83,803      91,416     175,219
Value Discovery.....   54,451      16,353      70,804    57,879       6,817      64,696
Income..............    8,907       6,038      14,945     3,624       3,680       7,304
Ready Reserves......       --     (78,809)    (78,809)       --      64,560      64,560

52  Annual Report                                             December 31, 2002


                                                                  Sales (Shares)
                     ----------------------------------------------------------
                      Year Ended December 31, 2002  Year Ended December 31, 2001
                     ----------------------------  ----------------------------
Portfolio            Class I    Class N      Total Class I    Class N      Total
---------            ------- ---------  ---------  ------- ---------  ---------
Growth..............  2,176        757      2,933   1,967      1,480      3,447
Tax-Managed Growth..     73         --         73     384         10        394
Large Cap Growth....    642         26        668     112         73        185
Small Cap Growth....  2,126      1,768      3,894   1,095      1,479      2,574
International Growth 11,004     36,574     47,578   7,480     10,053     17,533
Value Discovery.....  5,817      1,411      7,228   3,905        699      4,604
Income..............  3,400      1,105      4,505   2,311        672      2,983
Ready Reserves......     --  4,669,025  4,669,025      --  5,044,318  5,044,318

                                               Reinvested Distributions (Shares)
                     ----------------------------------------------------------
                      Year Ended December 31, 2002  Year Ended December 31, 2001
                     ----------------------------  ----------------------------
Portfolio            Class I    Class N      Total Class I    Class N      Total
---------            ------- ---------  ---------  ------- ---------  ---------
Growth..............     --         --         --     329         75        404
Tax-Managed Growth..     --         --         --      --         --         --
Large Cap Growth....     --         --         --      --         --         --
Small Cap Growth....     --         --         --      --         --         --
International Growth     --         --         --      --         --         --
Value Discovery.....     --         --         --     305         38        343
Income..............    602         61        663     685         55        740
Ready Reserves......     --     17,294     17,294      --     50,130     50,130

                                                            Redemptions (Shares)
                     ----------------------------------------------------------
                      Year Ended December 31, 2002  Year Ended December 31, 2001
                     ----------------------------  ----------------------------
Portfolio            Class I    Class N      Total Class I    Class N      Total
---------            ------- ---------  ---------  ------- ---------  ---------
Growth..............  5,313      1,445      6,758   7,113      4,474     11,587
Tax-Managed Growth..     96          1         97      90          5         95
Large Cap Growth....    415          7        422     529         59        588
Small Cap Growth....    737        745      1,482     378        986      1,364
International Growth  8,920      8,754     17,674   2,361      4,470      6,831
Value Discovery.....  3,108        625      3,733     964        353      1,317
Income..............  3,155        584      3,739   2,643        373      3,016
Ready Reserves......     --  4,765,128  4,765,128      --  5,029,888  5,029,888

                                                Net Change in Shares Outstanding
                                        relating to Fund Share Activity (Shares)
                     ----------------------------------------------------------
                      Year Ended December 31, 2002  Year Ended December 31, 2001
                     ----------------------------  ----------------------------
Portfolio            Class I    Class N      Total Class I    Class N      Total
---------            ------- ---------  ---------  ------- ---------  ---------
Growth.............. (3,137)      (688)    (3,825) (4,817)    (2,919)    (7,736)
Tax-Managed Growth..    (23)        (1)       (24)    294          5        299
Large Cap Growth....    227         19        246    (417)        14       (403)
Small Cap Growth....  1,389      1,023      2,412     717        493      1,210
International Growth  2,084     27,820     29,904   5,119      5,583     10,702
Value Discovery.....  2,709        786      3,495   3,246        384      3,630
Income..............    847        582      1,429     353        354        707
Ready Reserves......     --    (78,809)   (78,809)     --     64,560     64,560

December 31, 2002                                       William Blair Funds  53

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund



                                                                                            Class N
-                                                         ----------------------------------------
                                                                           Years Ended December 31,
-                                                         ----------------------------------------
                                                              2002     2001    2000    1999    1998
-                                                             ----     ----    ----    ----    ----
Net asset value, beginning of period..................... $ 10.87  $ 12.73  $20.10  $17.97  $15.35
Income (loss) from investment operations:
  Net investment income (loss)...........................   (0.07)   (0.06)  (0.06)  (0.01)     --
  Net realized and unrealized gain (loss) on investments.   (2.74)   (1.66)  (1.52)   3.58    4.12
                                                          -------  -------  ------  ------  ------
Total from investment operations.........................   (2.81)   (1.72)  (1.58)   3.57    4.12
Less distributions from:
  Net investment income..................................      --       --      --      --      --
  Net realized gain......................................      --     0.14    5.79    1.44    1.50
                                                          -------  -------  ------  ------  ------
Total distributions......................................      --     0.14    5.79    1.44    1.50
                                                          -------  -------  ------  ------  ------
Net asset value, end of period........................... $  8.06  $ 10.87  $12.73  $20.10  $17.97
                                                          =======  =======  ======  ======  ======
Total return (%).........................................  (25.85)  (13.53)  (7.47)  19.98   27.15
Ratios to average daily net assets (%):
  Expenses...............................................    1.19     1.18    1.13    0.86    0.84
  Net investment income (loss)...........................   (0.73)   (0.57)  (0.34)  (0.11)  (0.02)

                                                                                     Class I
-                                                         ---------------------------------
                                                                    Years Ended December 31,
-                                                         ---------------------------------
                                                              2002     2001    2000 1999 (a)
-                                                             ----     ----    ---- --------
Net asset value, beginning of period..................... $ 10.93  $ 12.77  $20.10   $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................   (0.05)   (0.04)  (0.01)   (0.01)
  Net realized and unrealized gain (loss) on investments.   (2.76)   (1.66)  (1.53)    3.57
                                                          -------  -------  ------   ------
Total from investment operations.........................   (2.81)   (1.70)  (1.54)    3.56
Less distributions from:
  Net investment income..................................      --       --      --       --
  Net realized gain......................................      --     0.14    5.79     1.44
                                                          -------  -------  ------   ------
Total distributions......................................      --     0.14    5.79     1.44
                                                          -------  -------  ------   ------
Net asset value, end of period........................... $  8.12  $ 10.93  $12.77   $20.10
                                                          =======  =======  ======   ======
Total return (%).........................................  (25.71)  (13.33)  (7.27)   19.91
Ratios to average daily net assets (%):
  Expenses...............................................    0.94     0.93    0.88     0.86
  Net investment income (loss)...........................   (0.48)   (0.32)  (0.06)   (0.11)

                                              --------------------------------------------
                                                                  Years Ended December 31,
-                                             --------------------------------------------
                                                  2002     2001     2000     1999     1998
-                                                 ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $255,625 $386,096 $550,987 $818,443 $742,056
  Portfolio turnover rate (%)................       29       74       88       52       37

----------
(a)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

54  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                              Class N
-                                                                  ----------------------------------
                                                                             Years Ended December 31,
-                                                                  ----------------------------------
                                                                       2002     2001     2000 1999(b)
-                                                                      ----     ----     ---- -------
Net asset value, beginning of period.............................. $  9.07  $ 10.08  $ 10.18  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.06)    (0.05)   (0.02)     --
  Net realized and unrealized gain (loss) on investments..........  (2.15)    (0.96)   (0.08)   0.18
                                                                   -------  -------  -------  ------
Total from investment operations..................................   (2.21)   (1.01)   (0.10)   0.18
Less distributions from:
  Net investment income...........................................      --       --       --      --
  Net realized gain...............................................      --       --       --      --
                                                                   -------  -------  -------  ------
Total distributions...............................................      --       --       --      --
                                                                   -------  -------  -------  ------
Net asset value, end of period.................................... $  6.86  $  9.07  $ 10.08  $10.18
                                                                   =======  =======  =======  ======
Total return (%)..................................................  (24.37)  (10.02)   (0.98)   1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................    2.22     3.64    11.34    1.36
  Net investment income (loss), net of waivers and reimbursements.   (0.72)   (0.57)   (0.15)   0.75
  Net investment income (loss), before waivers and reimbursements.   (1.58)   (2.85)  (10.13)   0.75

                                                                                            Class I
-                                                                  --------------------------------
                                                                           Years Ended December 31,
-                                                                  --------------------------------
                                                                       2002    2001    2000 1999(a)
-                                                                      ----    ----    ---- -------
Net asset value, beginning of period.............................. $  9.12  $10.11  $10.18  $10.00
Income (loss) from investment operations:
Net investment income (loss)......................................   (0.04)  (0.03)     --      --
Net realized and unrealized gain (loss) on investments............   (2.16)  (0.96)  (0.07)   0.18
                                                                   -------  ------  ------  ------
Total from investment operations..................................   (2.20)  (0.99)  (0.07)   0.18
Less distributions from:
  Net investment income...........................................      --      --      --      --
  Net realized gain...............................................      --      --      --      --
                                                                   -------  ------  ------  ------
Total distributions...............................................      --      --      --      --
                                                                   -------  ------  ------  ------
Net asset value, end of period.................................... $  6.92  $ 9.12  $10.11  $10.18
                                                                   =======  ======  ======  ======
Total return (%)..................................................  (24.12)  (9.79)  (0.69)   1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.11    1.11    1.11    1.11
  Expenses, before waivers and reimbursements.....................    1.97    3.39   11.09    1.11
  Net investment income (loss), net of waivers and reimbursements.   (0.47)  (0.32)   0.05    0.99
  Net investment income (loss), before waivers and reimbursements.   (1.33)  (2.60)  (9.93)   0.99

                                                 ---------------------------
                                                    Years Ended December 31,
   -                                             ---------------------------
                                                   2002   2001   2000   1999
   -                                               ----   ----   ----   ----
   Supplemental data for all classes:
     Net assets at end of period (in thousands). $5,303 $7,211 $5,001 $1,018
     Portfolio turnover rate (%)................     44     37     32     --

----------
(a)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2002                                       William Blair Funds  55

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund


                                                                                              Class N
                                                                   ---------------------------------
                                                                             Years Ended December 31,
                                                                   ---------------------------------
                                                                       2002     2001     2000 1999(b)
                                                                   -------  -------  -------  -------
Net asset value, beginning of period.............................. $  6.72  $  8.45  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.04)   (0.05)   (0.05)     --
  Net realized and unrealized gain (loss) on investments..........   (1.88)   (1.68)   (1.64)   0.14
                                                                   -------  -------  -------  ------
Total from investment operations..................................   (1.92)   (1.73)   (1.69)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --      --
  Net realized gain...............................................      --       --       --      --
                                                                   -------  -------  -------  ------
Total distributions...............................................      --       --       --      --
                                                                   -------  -------  -------  ------
Net asset value, end of period.................................... $  4.80  $  6.72  $  8.45  $10.14
                                                                   =======  =======  =======  ======
Total return (%)..................................................  (28.57)  (20.47)  (16.67)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................    2.45     3.01     2.84    1.36
  Net investment income (loss), net of waivers and reimbursements.   (0.71)   (0.79)   (0.58)  (0.66)
  Net investment income (loss), before waivers and reimbursements.   (1.80)   (2.44)   (2.06)  (0.66)

                                                                                              Class I
                                                                   ---------------------------------
                                                                             Years Ended December 31,
                                                                   ---------------------------------
                                                                       2002     2001     2000 1999(a)
                                                                   -------  -------  -------  -------
Net asset value, beginning of period.............................. $  6.74  $  8.47  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.03)   (0.04)   (0.04)     --
  Net realized and unrealized gain (loss) on investments..........   (1.89)   (1.69)   (1.63)   0.14
                                                                   -------  -------  -------  ------
Total from investment operations..................................   (1.92)   (1.73)   (1.67)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --      --
  Net realized gain...............................................      --       --       --      --
                                                                   -------  -------  -------  ------
Total distributions...............................................      --       --       --      --
                                                                   -------  -------  -------  ------
Net asset value, end of period.................................... $  4.82  $  6.74  $  8.47  $10.14
                                                                   =======  =======  =======  ======
Total return (%)..................................................  (28.49)  (20.43)  (16.47)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.11     1.11     1.11    1.11
  Expenses, before waivers and reimbursements.....................    2.20     2.76     2.59    1.11
  Net investment income (loss), net of waivers and reimbursements.   (0.46)   (0.54)   (0.35)  (0.40)
  Net investment income (loss), before waivers and reimbursements.   (1.55)   (2.19)   (1.83)  (0.40)
                                                                   ---------------------------------
                                                                             Years Ended December 31,
                                                                   ---------------------------------
                                                                       2002     2001     2000    1999
                                                                   -------  -------  -------  -------
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $5,469   $5,991  $10,995  $1,153
  Portfolio turnover rate (%).....................................      52       87       95      --

----------
(a)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.


56  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund


                                                                                               Class N
-                                                                  ----------------------------------
                                                                              Years Ended December 31,
-                                                                  ----------------------------------
                                                                       2002     2001     2000 1999 (b)
-                                                                      ----     ----     ---- --------
Net asset value, beginning of period.............................. $ 16.58  $ 13.16  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.19)   (0.17)   (0.11)      --
  Net realized and unrealized gain (loss) on investments..........   (2.67)    3.59     3.51     0.19
                                                                   -------  -------  -------   ------
Total from investment operations..................................   (2.86)    3.42     3.40     0.19
Less distributions from:
  Net investment income...........................................      --       --       --       --
  Net realized gain...............................................      --       --     0.43       --
                                                                   -------  -------  -------   ------
Total distributions...............................................      --       --     0.43       --
                                                                   -------  -------  -------   ------
Net asset value, end of period.................................... $ 13.72  $ 16.58  $ 13.16   $10.19
                                                                   =======  =======  =======   ======
Total return (%)..................................................  (17.25)   25.99    33.68     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.56     1.59     1.60     1.60
  Expenses, before waivers and reimbursements.....................    1.62     1.95     2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.   (1.31)   (1.15)   (0.75)   (1.60)
  Net investment income (loss), before waivers and reimbursements.   (1.37)   (1.51)   (1.32)   (1.60)

                                                                                               Class I
                                                                   ----------------------------------
                                                                              Years Ended December 31,
                                                                   ----------------------------------
                                                                       2002     2001     2000 1999 (a)
                                                                       ----     ----     ---- --------
Net asset value, beginning of period.............................. $ 16.65  $ 13.18  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.16)   (0.13)   (0.11)      --
  Net realized and unrealized gain (loss) on investments..........   (2.67)    3.60     3.53     0.19
                                                                   -------  -------  -------   ------
Total from investment operations..................................   (2.83)    3.47     3.42     0.19
Less distributions from:
  Net investment income...........................................      --       --       --       --
  Net realized gain...............................................      --       --     0.43       --
                                                                   -------  -------  -------   ------
Total distributions...............................................      --       --     0.43       --
                                                                   -------  -------  -------   ------
Net asset value, end of period.................................... $ 13.82  $ 16.65  $ 13.18   $10.19
                                                                   =======  =======  =======   ======
Total return (%)..................................................  (17.00)   26.33    33.87     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.31     1.34     1.35     1.35
  Expenses, before waivers and reimbursements.....................    1.37     1.70     1.92     1.35
  Net investment income (loss), net of waivers and reimbursements.  (1.06)    (0.90)   (0.72)   (1.35)
  Net investment income (loss), before waivers and reimbursements.  (1.12)    (1.26)   (1.29)   (1.35)

                                                                   ----------------------------------
                                                                              Years Ended December 31,
                                                                   ----------------------------------
                                                                       2002     2001     2000     1999
-                                                                      ----     ----     ----     ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)...................... $78,581  $54,658  $28,778   $6,346
  Portfolio turnover rate (%).....................................     133      147      433       --

----------
(a)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2002                                       William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund


                                                                                           Class N
-                                                         ----------------------------------------
                                                                          Years Ended December 31,
-                                                         ----------------------------------------
                                                              2002     2001    2000    1999   1998
-                                                             ----     ----    ----    ----   ----
Net asset value, beginning of period..................... $ 15.48  $ 17.93  $24.03  $14.62  $13.14
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   (0.05)   (0.02)  (0.01)  (0.04)   0.08
  Net realized and unrealized gain (loss) on investments.   (2.30)   (2.43)  (2.04)  13.94    1.43
                                                          -------  -------  ------  ------  ------
Total from investment operations.........................   (2.35)   (2.45)  (2.05)  13.90    1.51
Less distributions from:
  Net investment income..................................      --       --    0.08      --    0.03
  Net realized gain......................................      --       --    3.97    4.49      --
                                                          -------  -------  ------  ------  ------
Total distributions......................................      --       --    4.05    4.49    0.03
                                                          -------  -------  ------  ------  ------
Net asset value, end of period........................... $ 13.13  $ 15.48  $17.93  $24.03  $14.62
                                                          =======  =======  ======  ======  ======
Total return (%).........................................  (15.18)  (13.66)  (8.10)  96.25   11.46
Ratios to average daily net assets (%):
  Expenses...............................................    1.51     1.60    1.59    1.35    1.36
  Net investment income (loss)...........................   (0.36)   (0.11)  (0.44)  (0.43)   0.09

                                                                                     Class I
-                                                         ---------------------------------
                                                                    Years Ended December 31,
-                                                         ---------------------------------
                                                              2002     2001    2000 1999 (b)
-                                                             ----     ----    ---- --------
Net asset value, beginning of period..................... $ 15.60  $ 18.02  $24.03   $20.25
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   (0.01)    0.02    0.03    (0.04)
  Net realized and unrealized gain (loss) on investments.   (2.32)   (2.44)  (2.03)    8.31
                                                          -------  -------  ------   ------
Total from investment operations.........................   (2.33)   (2.42)  (2.00)    8.27
Less distributions from:
  Net investment income..................................      --       --    0.04       --
  Net realized gain......................................      --       --    3.97     4.49
                                                          -------  -------  ------   ------
Total distributions......................................      --       --    4.01     4.49
                                                          -------  -------  ------   ------
Net asset value, end of period........................... $ 13.27  $ 15.60  $18.02   $24.03
                                                          =======  =======  ======   ======
Total return (%).........................................  (14.94)  (13.43)  (7.87)   41.71
Ratios to average daily net assets (%):
  Expenses...............................................    1.26     1.35    1.34     1.35
  Net investment income (loss)...........................   (0.11)    0.14   (0.16)   (0.43)

-                                             --------------------------------------------
                                                                  Years Ended December 31,
-                                             --------------------------------------------
                                                  2002     2001     2000     1999     1998
-                                                 ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $778,788 $454,055 $333,888 $302,089 $139,746
  Portfolio turnover rate (%)................       73      112      116      122       98

----------
(a)Includes $0.00, $0.00, $0.06, $0.00, and $0.024 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2002, 2001, 2000, 1999 and 1998, respectively.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

58  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund


                                                                                                 Class N
-                                                                  ------------------------------------
                                                                                Years Ended December 31,
-                                                                  ------------------------------------
                                                                       2002   2001   2000   1999    1998
-                                                                      ----   ----   ----   ----    ----
Net asset value, beginning of period.............................. $ 18.23  $16.20 $13.66 $12.96 $12.97
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.03)   0.08   0.05   0.10   0.09
  Net realized and unrealized gain (loss) on investments..........   (1.92)   2.74   2.52   0.69  (0.01)
                                                                   -------  ------ ------ ------ ------
Total from investment operations..................................   (1.95)   2.82   2.57   0.79   0.08
Less distributions from:
  Net investment income...........................................      --    0.03   0.03   0.09   0.09
  Net realized gain...............................................      --    0.76     --     --     --
                                                                   -------  ------ ------ ------ ------
Total distributions...............................................      --    0.79   0.03   0.09   0.09
                                                                   -------  ------ ------ ------ ------
Net asset value, end of period.................................... $ 16.28  $18.23 $16.20 $13.66 $12.96
                                                                   =======  ====== ====== ====== ======
Total return (%)..................................................  (10.70)  17.39  18.85   6.10   0.66
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.53    1.61   1.64   1.35   1.52
  Expenses, before waivers and reimbursements.....................    1.53    1.66   1.88   1.38   1.52
  Net investment income (loss), net of waivers and reimbursements.   (0.16)   0.28   0.40   0.78   0.76
  Net investment income (loss), before waivers and reimbursements.   (0.16)   0.23   0.16   0.75   0.76

                                                                                           Class I
-                                                                  -------------------------------
                                                                          Years Ended December 31,
-                                                                  -------------------------------
                                                                       2002   2001   2000 1999 (a)
-                                                                      ----   ----   ---- --------
Net asset value, beginning of period.............................. $ 18.19  $16.16 $13.64  $12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................    0.01    0.17   0.09    0.10
  Net realized and unrealized gain (loss) on investments..........   (1.89)   2.70   2.52    1.28
                                                                   -------  ------ ------  ------
Total from investment operations..................................   (1.88)   2.87   2.61    1.38
Less distributions from:
  Net investment income...........................................      --    0.08   0.09    0.10
  Net realized gain...............................................      --    0.76     --      --
                                                                   -------  ------ ------  ------
Total distributions...............................................      --    0.84   0.09    0.10
                                                                   -------  ------ ------  ------
Net asset value, end of period.................................... $ 16.31  $18.19 $16.16  $13.64
                                                                   =======  ====== ======  ======
Total return (%)..................................................  (10.34)  17.72  19.16   11.18
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.34    1.36   1.39    1.35
  Expenses, before waivers and reimbursements.....................    1.34    1.41   1.63    1.38
  Net investment income (loss), net of waivers and reimbursements.    0.03    0.53   0.61    0.78
  Net investment income (loss), before waivers and reimbursements.    0.03    0.48   0.37    0.75

                                              -----------------------------------------
                                                               Years Ended December 31,
-                                             -----------------------------------------
                                                  2002     2001    2000    1999    1998
-                                                 ----     ----    ----    ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $190,802 $149,292 $74,093 $48,423 $44,675
  Portfolio turnover rate (%)................       20       48      68      65      78

----------
(a)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2002                                       William Blair Funds  59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                      Class N
-                                                         -----------------------------------
                                                                     Years Ended December 31,
-                                                         -----------------------------------
                                                            2002   2001   2000    1999   1998
-                                                           ----   ----   ----    ----   ----
Net asset value, beginning of period..................... $10.34 $10.22 $ 9.92 $10.49  $10.41
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.55   0.55   0.62   0.62    0.64
  Net realized and unrealized gain (loss) on investments.   0.25   0.17   0.33  (0.59)   0.08
                                                          ------ ------ ------ ------  ------
Total from investment operations.........................   0.80   0.72   0.95   0.03    0.72
Less distributions from:
  Net investment income..................................   0.52   0.60   0.65   0.60    0.64
  Net realized gain......................................     --     --     --     --      --
                                                          ------ ------ ------ ------  ------
Total distributions......................................   0.52   0.60   0.65   0.60    0.64
                                                          ------ ------ ------ ------  ------
Net asset value, end of period........................... $10.62 $10.34 $10.22 $ 9.92  $10.49
                                                          ====== ====== ====== ======  ======
Total return (%).........................................   7.91   7.18   9.99   0.34    7.07
Ratios to average daily net assets (%):
  Expenses...............................................   0.81   0.94   0.92   0.70    0.71
  Net investment income (loss)...........................   5.23   5.38   6.23   6.03    6.81

                                                                                Class I
                                                          ----------------------------
                                                               Years Ended December 31,
                                                          ----------------------------
                                                            2002   2001   2000 1999 (b)
                                                            ----   ----   ---- --------
Net asset value, beginning of period..................... $10.35 $10.24 $ 9.91  $10.05
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.57   0.58   0.64    0.62
  Net realized and unrealized gain (loss) on investments.   0.24   0.15   0.34   (0.15)
                                                          ------ ------ ------  ------
Total from investment operations.........................   0.81   0.73   0.98    0.47
Less distributions from:
  Net investment income..................................   0.54   0.62   0.65    0.61
  Net realized gain......................................     --     --     --      --
                                                          ------ ------ ------  ------
Total distributions......................................   0.54   0.62   0.65    0.61
                                                          ------ ------ ------  ------
Net asset value, end of period........................... $10.62 $10.35 $10.24  $ 9.91
                                                          ====== ====== ======  ======
Total return (%).........................................   8.04   7.32  10.28    0.30
Ratios to average daily net assets (%):
  Expenses...............................................   0.66   0.79   0.77    0.70
  Net investment income (loss)...........................   5.38   5.53   6.39    6.03

                                              --------------------------------------------
                                                                  Years Ended December 31,
                                              --------------------------------------------
                                                  2002     2001     2000     1999     1998
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $196,136 $176,264 $167,746 $173,375 $188,051
  Portfolio turnover rate (%)................       66       82       54       66       96

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class N for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.90% to 5.38% and 6.02% to 5.53% for Class I shares for 2002 and 2001, respectively. Per share amounts and the ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

60  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------



Ready Reserves Fund

                                                                                             Class N
-                                             ---------- ---------- ---------- ---------- ----------
                                                                            Years Ended December 31,
-                                             ------------------------------------------------------
                                                    2002       2001       2000       1999       1998
-                                                   ----       ----       ----       ----       ----
Net asset value, beginning of period......... $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
Income (loss) from investment operations:
  Net investment income (loss)...............       0.01       0.04       0.06       0.05       0.05
                                              ---------- ---------- ---------- ---------- ----------
Total from investment operations.............       0.01       0.04       0.06       0.05       0.05
Less distributions from:
  Net investment income......................       0.01       0.04       0.06       0.05       0.05
                                              ---------- ---------- ---------- ---------- ----------
Total distributions..........................       0.01       0.04       0.06       0.05       0.05
                                              ---------- ---------- ---------- ---------- ----------
Net asset value, end of period............... $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
                                              ========== ========== ========== ========== ==========
Total return (%).............................       1.28       3.66       5.91       4.63       4.98
Ratios to average daily net assets (%):
  Expenses...................................       0.67       0.67       0.70       0.72       0.69
  Net investment income (loss)...............       1.28       3.63       5.78       4.52       4.87
Supplemental data:
  Net assets at end of period (in thousands). $1,324,001 $1,403,740 $1,339,180 $1,052,803 $1,189,051

December 31, 2002                                       William Blair Funds  61

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

                                          ERNST & YOUNG LLP

Chicago, Illinois
January 31, 2003

62  Annual Report                                             December 31, 2002

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Conrad Fischer, 68*    Chairman    Since 1987  Principal, William Blair     9      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

J. Grant Beadle, 70    Trustee     Since 1997  Retired Chairman and         9      Retired Associate Director,
                                               Chief Executive Officer,            Northwestern University Institute for
                                               Union Special                       The Learning Sciences, Batts Group,
                                               Corporation, industrial             Oliver Products Company and
                                               sewing machine                      Woodward Governor Company
                                               manufacturer

Theodore A. Bosler, 68 Trustee     Since 1997  Retired Principal and        9      Thresholds, a psychiatric recovery
                                               Vice President, Lincoln             center, and Institute of Chartered
                                               Capital Management                  Financial Analysts

Ann P. McDermott, 63   Trustee     Since 1996  N/A                          9      Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 68    Trustee     Since 1990  Retired Chairman and         9      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Michelle R. Seitz, 37  Trustee     Since 2002  Principal, William Blair     9      N/A
                       and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President

Robert E. Wood II, 64  Trustee     Since 1999  Retired Executive            9      Chairman, Add-Vision, Inc.; and
                                               Vice President, Morgan              Chairman, Micro-Combustion, LLC
                                               Stanley Dean Witter

December 31, 2002                                       William Blair Funds  63

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen          Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee      Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- ----------------------------

Marco Hanig, 44          President   Since 1999  Principal, William Blair    N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Senior Vice
                                                 President, First Chicago
                                                 NBD

Michael P. Balkin, 43    Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                         Vice                    & Company, L.L.C.
                         President

Rocky Barber, 51         Senior      Since 1988  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 36       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 45  Senior      Since 1993  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 50      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 48     Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Bentley M. Myer, 56      Senior      Since 1992  Principal, William Blair    N/A     Delnor Community Hospital
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 44 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 50 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 47    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

64  Annual Report                                             December 31, 2002

                                                                          Number of
                                                                         Portfolios
                                        Term of                             in Fund
                        Position(s)  Office and                Principal    Complex
                          Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                   Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------            ----------- ----------- ------------------------ ---------- -----------------------

Michael A. Jancosek, 43 Vice        Since 2000  Associate, William Blair    N/A     N/A
                        President               & Company, L.L.C.;
                                                former Vice President,
                                                First Chicago NBD

James S. Kaplan, 42        Vice      Since 1995 Associate, William Blair N/A N/A
                           President            & Company, L.L.C.

Terence M. Sullivan, 58    Vice      Since 1997 Associate, William Blair N/A N/A
                           President            & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 46 Vice      Since 2002 Associate, William Blair N/A Uhlich Children's Home
                           President            & Company, L.L.C.;
                                                former Managing
                                                Director/Senior
                                                Portfolio Manager,
                                                Zurich Scudder
                                                Investments

Colette M. Garavalia, 41   Secretary Since 2000 Associate, William Blair N/A N/A
                                                & Company, L.L.C.;
                                                former Assistant Vice
                                                President, Scudder
                                                Kemper Investments

----------
*Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2002                                       William Blair Funds  65

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

66  Date of First Use February, 2003

[Logo of William Blair Funds]   WILLIAM BLAIR FUNDS



GROWTH FUNDS

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

International Growth Fund



OTHER FUNDS

Value Discovery Fund

Income Fund

Ready Reserves Fund





222 West Adams Street * Chicago, Illinois 60606 * 800.742.7272

www.williamblairfunds.com

William Blair & Company, L.L.C., Distributors

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  3
                   Portfolio of Investments................  6

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  7
                   Portfolio of Investments................ 10

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 11
                   Portfolio of Investments................ 14

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 15
                   Portfolio of Investments................ 18

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 19
                   Portfolio of Investments................ 22

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 25
                   Portfolio of Investments................ 28

                 Income Fund
                   An Overview from the Portfolio Managers. 29
                   Portfolio of Investments................ 32

                 Financial Statements...................... 34

                 Notes to Financial Statements............. 40

                 Board of Trustees......................... 53

                 Officers.................................. 54


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

December 31, 2002                                            William Blair Funds

[PHOTO]

Marco Hanig

Marco Hanig


--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

2002 seemed like an endless succession of bad news. A worsening Middle East situation, stalled economic recovery, accounting scandals, and the threat of war with Iraq all combined to make this the third year in a row of declining equity markets. With the Standard & Poor's 500 Index of large cap stocks declining 22.10% and the Russell 2000(R) Index small cap index down 20.48%, it was also the worst of the past three years.

While most investors are feeling shell-shocked by this three-year market slide, it is important to keep it in a proper longer-term perspective. In 1998 and 1999, the S&P climbed more than 20% annually--amid warnings that trees do not grow to the sky. Over the past five years--from the start of 1998 to year-end 2002--the S&P 500 index declined only 0.59% annually, leaving investors at just about the same level after a dramatic roller-coaster ride.

Over the last ten years, the S&P 500 index actually gained 9.34% annually. After adjusting for annual inflation of about 2%, the "real" return for equities was about 7% annually over this period--still a bit above the long term historical averages. This statistic reminds us that--despite what we may fear because of the experience of the last three years--investing in equities is generally rewarding to patient long-term investors.

The relative performance of different asset classes continued the trend of the past two years: value outperformed growth, and small cap outperformed large cap.

                        Total Returns by Fund Category
                      January 1 through December 31, 2002

                                  Value   Blend  Growth
                                 ------  ------  ------
                       Large Cap -18.89% -22.06% -27.73%
                       Mid Cap.. -12.89% -17.10% -27.52%
                       Small Cap -10.25% -16.10% -28.42%

The relative returns for the William Blair Funds ranged from pretty good to outstanding. The table on the following page shows that five of the funds beat their Morningstar peer group average, with two trailing their peer group just slightly. The two standouts were the Income Fund, with a return of 7.91% versus 5.24% for the Morningstar Short-term Bond category (a big differential for a bond fund), and the Small Cap Growth Fund, which declined only 17.25% versus a 28.42% decline for the Morningstar Small Cap Growth category.

Most impressive, though, are the longer-term track records of the funds. Four of the seven funds now have a Morningstar rating of 5 stars, which is awarded to the top 10% of funds in their respective category based on risk-adjusted performance for periods of three years or more. Congratulations to the Tax-Managed Growth Fund, the Small Cap Growth Fund, the International Growth Fund and the Income Fund for this remarkable achievement./1/

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
Morningstar category return represents the average annual composite performance of all mutual funds listed in a particular category (such as Large cap Growth) by Morningstar

/1/ Please refer to the performance and Morningstar Ratings(TM) disclosure for the Funds found on page 3.

2  Annual Report                                              December 31, 2002

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Growth Fund posted a 25.94% decrease on a total return basis (Class A Shares) for the year ended December 31, 2002. By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, dropped 28.03%, while the Standard & Poor's 500 Index declined 22.10%.

What were the most significant factors impacting Fund performance?

It was a dismal year for the equity markets, and unfortunately, the third consecutive year the stock market declined.

Particularly noteworthy were five consecutive weeks of price declines during the second quarter, with the S&P 500 barely managing to break a six-week long losing stretch on the last day of the quarter.

Continued fallout from corporate accounting and governance scandals, concern that the U.S. economic recovery was on the brink of stalling--and its implications for the already weak corporate profit outlook--and fears about global terrorism and the threat of war all contributed to an environment characterized by overwhelmingly negative market psychology.

There were also troubling fundamental considerations, including concerns that a rise in commodity prices was a harbinger of inflationary pressure to come. In addition, the cost of borrowing for many companies went up, as capital was scarce. .

The mid-year market sell-off took many high quality issues down very hard, and many were down 20-to-25% in price. We believe this affected our Fund more severely than the average fund. The market rebound in the fourth quarter, however, had a low-priced stock, low quality feel to it, so we were happy our high quality portfolio kept up. We know low quality stock outperformance is not sustainable.

As we mentioned at mid-year, we expected stock price/earnings multiples to settle into a lower range based on the prospects for lower earnings growth rates. Earnings for 2003 should be up nicely this year from 2002, but earnings in 2002 were substantially worse than expected at the beginning of the year. In fact, the recovery in 2003 will likely be 15% short of the original estimates for 2002.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our small cap stock allocation helped. We began to increase our exposure to small cap stocks 18 months ago, while these issues were still in their doldrums. After several strong quarters, we were able to shift some profits into the beaten down larger cap stock segments in the third quarter. Our organizational strength across the market cap spectrum--members of our team have expertise in each area--helped the Fund considerably.

Were there any investment strategies or themes that did not measure up to your expectations?

In the weak market our health care holdings should have held their ground more, as these types of issues typically are good defensive types of stocks to own.

What were among the best performing investments for the Fund?

Whole Foods Market, a grocery retailer specializing in natural foods and nutritional products, UnitedHealth Group, a provider of managed health care services such as HMOs, and Intuit, a market leader in accounting, tax and personal finance software products, were three strong but different performers. Whole Foods continued to show very strong individual store sales growth, and to grow its base of new stores while improving operations. UnitedHealth is in the midst of a general improvement in industry conditions. Intuit is sharply improving its profit margins and other financial measures, while at the same time it expands its small business application software offerings. Interestingly, each company is in a different market cap category.

It is also worth noting that although we were underweight in Technology--a weak performing sector, we made good choices, and our holdings made a positive contribution to the Fund's return.

What were among the weakest performing investments for the Fund?

As we mentioned, there was a scarcity of capital funding and liquidity in the corporate debt markets earlier in the year. The market and management at Household International got very nervous about their ability to fund its loan receivables this year. In the midst of a severe widening of corporate bond spreads, the company nonetheless did get financings completed. Still, management felt compelled to accept a friendly merger offer from HongKong Shanghai Bank at just above multi-year low stock price. We were extremely disappointed as we believe the leadership of this company "threw in the towel," panicking at the worst possible time--at the market bottom. The performance of this stock alone was responsible for an over 2% decline in our total return.

December 31, 2002                                         William Blair Funds  3

Baxter International had a significant slowdown and some price competition develop in a key product this past year, but we believe management has taken strong steps to regain its growth footing.

Concord EFS had to shore up its competitive position. Its earnings growth came in below plan as it bolstered marketing spending to defend against customer defections. Earnings growth is continuing, but at lower levels than we had expected at the beginning of the year.

Are there any specific sectors or industries the Fund will emphasize going into 2003? How might this differ from this past year?

We have begun to selectively buy Technology again, although not in great quantity. The best ideas this year will be those companies that "make their own weather." Said another way, companies that have the ability to show continuing or improved operational performance, successfully introduce new products or compete against severely impaired competitors. Last year's fourth quarter was a knee-jerk rebound, in which low quality and low price stocks led the market. The year ahead should be different.

What is your outlook for the Fund and the year ahead? How is the Fund positioned for 2003?

We begin a new year hopeful for double-digit returns for the Standard & Poor's
500. We are mindful, though, of a negative scenario that reminds us of the mid 1970s. We will guard against that with sharp attention to warning signs and portfolio composition.

Many commentators usually toss off cliches at the start of a new year, such as "stock pickers market," "return to normalcy," or "regress to the mean." To us, these are words that fly in the face of experience. Approximately 75% of annual returns since 1929 are more than +10% or less than -10%. Early comments such as "transition year" to a better environment seem to be this year's journalistic cop out. Double digit. That's right. Our base case is on the plus side, but the consequences of being wrong are very unpleasant. Therefore, we will give short space to the positives and dwell on the unpleasant. Anyway you measure it, corporate profits have turned, and are very likely to continue to gain momentum. It pays to cut against the crowd, and the crowd has built up a lot of cash in the last year, including both individuals and corporate financial officers. Valuations are about, or a little ahead of long term averages, but very good relative to current U.S. Treasury yields and inflation. And, our U.S. markets perform well once war has begun--the threat of war is a huge uncertainty, which the market views as a negative, but war itself usually brings with it some resolution, as uncertainties dissipate.

If you consider a double-digit positive return a high-class problem, allow us to dwell further on guarding against a double-digit decline since we remain invested in equities.

So...what's the worry? Commodity prices are up 24% over the past year (Dow Jones Commodity Index at the 110-level versus 89), and not just oil ($31 a barrel versus $20) or gold ($340 an ounce vs. $278), but 81% of the components are up. Unemployment has risen over the past two years from less than 4% to 6%. Does the term `stagflation' ring any bells? A key sign for us will be a pick up in employment this year. It absolutely has to happen. Last year the Federal Reserve helped engineer lower interest rates with a substantial infusion of reserves. The short-term benefit was a huge surge in mortgage re-financings, which sustained consumer spending. That trend was clearly fading during the Christmas retail season. Without a pick-up in employment, retail spending will stagnate. If wage gains fall below the CPI inflation rate, that whole sector is in trouble. International investors have recognized the surge in money supply by the Fed and greeted it with a drop in the trade weighted dollar index of 8% and counting. Equity markets do not perform well with declining currencies if industrial production does not pick up, so we will be watching this trend carefully.

We choose stocks based on a demonstrated record of corporate success by the managements of selected companies. Success often depends on having price flexibility, which has been long standing research criteria for us. In addition, we began to re-position away from the consumer last year and that may continue. Summing up, hope for the best (employment, industrial production, peace on earth), and prepare for the worst.

4 Annual Report                                                December 31, 2002

Growth Fund

Performance Highlights*

                              2002       2001     2000     1999    1998
Growth Fund (Class A)       (25.94)%   (13.46)%  (7.47)%  19.68%  26.82%
S & P 500                   (22.10)    (11.88)   (9.11)   21.04   28.57
Russell 3000 Growth Index   (28.03)    (19.63)  (22.42)   33.82   35.02

  Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends*


 Average Annual Total Return
       Class A Shares
   (period ended 12/31/02)

    1 Year    (25.94)%
    5 Years    (2.08)%
   10 Years     7.15%

                                    [GRAPH]

                12/92     12/93      12/94     12/95     12/96     12/97     12/98    12/99     12/00    12/01    12/02
Growth Fund     10,000    11,500    12,200     15,700    18,500    22,200    28,100   33,600    31,100   26,900   19,900

S&P 500 Index   10,000    11,000    11,200     15,300    18,900    25,200    32,400   39,200    35,600   31,400   24,400

Russell 3000(R)
Growth Index    10,000    10,400    10,600     14,500    17,600    22,700    30,700   41,000    31,800   25,600   18,400

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 19, 1999. Class A shares are not available for sale.

*Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index is replacing the S&P 500 Index as the Growth Fund's performance benchmark. The Russell 3000 (R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization. The Russell 3000 (R) Growth Index is therefore expected to be a better benchmark comparison of the Fund's performance.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


December 31, 2002                                       William Blair Funds   5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

           -------------------------------------------------- -------
           Shares                                               Value
           -------------------------------------------------- -------
           Common Stocks
           Industrials and Services--23.8%
            180,900 *Administaff, Inc........................ $ 1,085
            200,000 Automatic Data Processing, Inc...........   7,850
            500,000 *Concord EFS, Inc........................   7,870
            261,200 *Daisytek International Corporation......   2,071
            101,248 Danaher Corporation......................   6,652
            266,000 First Data Corporation...................   9,419
            180,870 *FirstService Corporation+...............   2,908
            153,125 *Iron Mountain, Inc......................   5,055
            125,000 *Kroll, Inc..............................   2,385
            435,800 *Labor Ready, Inc........................   2,798
            157,800 Paychex, Inc.............................   4,403
            144,935 *Pre-Paid Legal Services.................   3,797
            116,300 *Ryanair Holdings plc--ADR...............   4,554
                                                              -------
                                                               60,847
                                                              -------
           Health Care--22.9%
             73,600 *Alcon, Inc.+............................   2,904
            159,300 *Amgen, Inc..............................   7,701
            249,800 Baxter International, Inc................   6,994
            101,100 *Biosite Incorporated....................   3,439
            143,200 Eli Lilly & Company......................   9,093
            173,900 *Genentech, Inc..........................   5,767
            196,300 *Integra LifeSciences Holding Corporation   3,465
            180,800 Medtronic, Inc...........................   8,244
            136,850 Pfizer, Inc..............................   4,183
             64,000 UnitedHealth Group, Inc..................   5,344
            345,900 *VitalWorks Inc..........................   1,332
                                                              -------
                                                               58,466
                                                              -------
           Information Technology--22.5%
            288,200 *BEA Systems, Inc........................   3,306
            186,400 *Cisco Systems, Inc......................   2,442
            120,300 *Dell Computer Corporation...............   3,217
            120,000 *EMC Corporation.........................     737
            100,000 Harris Corporation.......................   2,630
            258,200 Intel Corporation........................   4,020
            162,500 *Intuit, Inc.............................   7,624
            169,700 Linear Technology Corporation............   4,365
            130,000 *Microsoft Corporation...................   6,721
            200,000 *OPNET Technologies, Inc.................   1,616
            141,600 *StarTek, Inc............................   3,908
            358,500 *SunGard Data Systems, Inc...............   8,446
            295,000 Texas Instruments Incorporated...........   4,428
            195,744 *Xilinx, Inc.............................   4,032
                                                              -------
                                                               57,492
                                                              -------

----------
*Non-income producing security
ADR = American Depository Receipt
+ = U.S. listed foreign security

         --------------------------------------------------- --------
         Shares                                                  Value
         --------------------------------------------------- --------
         Common Stocks--(continued)
         Consumer Discretionary--13.7%
            175,500 *AFC Enterprises, Inc................... $  3,687
            196,400 *Bed, Bath & Beyond, Inc................    6,782
            138,300 *CarMax, Inc............................    2,473
            135,300 *CDW Computer Centers, Inc..............    5,933
            143,700 *Clear Channel Communications, Inc......    5,359
             47,000 *Kohls Corporation......................    2,630
            103,660 Omnicom Group Inc.......................    6,696
            207,500 *Scientific Games Corporation, Class "A"    1,506
                                                             --------
                                                               35,066
                                                             --------
         Financial Services--9.3%
             78,562 American International Group............    4,545
            120,900 *Euronet Worldwide, Inc.................      908
            260,900 Household International.................    7,256
            244,200 *Idine Rewards Network..................    2,593
            222,600 MBNA Corporation........................    4,234
            110,500 State Street Corporation................    4,310
                                                             --------
                                                               23,846
                                                             --------
         Consumer Staples--6.1%
            139,800 PepsiCo, Inc............................    5,902
            168,400 Walgreen Co.............................    4,916
             88,983 *Whole Foods Market, Inc................    4,692
                                                             --------
                                                               15,510
                                                             --------
         Total Common Stock--98.3%
           (cost $247,685)................................    251,227
                                                             --------

         Short-Term Investments
          4,683,069 William Blair Ready Reserves Fund.......    4,683
                                                             --------
         Total Short-term Investments--1.8%
           (cost $4,683)..................................      4,683
                                                             --------
         Total Investments--100.1%
           (cost $252,368)................................    255,910
         Liabilities, plus cash and other assets--(0.1)%....     (285)
                                                             --------
         Net assets--100.0%................................. $255,625
                                                             ========

                See accompanying Notes to Financial Statements.

6  Annual Report                                              December 31, 2002

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

[PHOTO]

SEITZ

Michelle R. Seitz

--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Fund posted a 24.39% decrease on a total return basis (Class A Shares) for the year ended December 31, 2002. By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, dropped 28.03%, while the Standard & Poor's 500 Index declined 22.10%.

Although the Fund's performance over the past year was discouraging, the Tax-Managed Growth Fund's longer-term performance places it among the top funds in its respective peer group. The Fund achieved an important milestone on December 27, 2002, as it marked the three-year anniversary of the Fund.

What were the most significant factors impacting Fund performance?

2002 was a year that began with cautious optimism toward the economy and stock markets. As the year progressed, investors were buffeted by corporate malfeasance, disappointing corporate earnings, and an economic malaise that would not dissipate. Suffice to say that investors' nascent optimism quickly wilted in the face of these many maladies.

Uncertainty throughout the year gave rise to many short-lived investing themes. The ability to identify investment worthy ideas made stock and sector selection two of the most significant factors which would impact fund performance.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Consistent, high quality earnings growth names worked the best for us in 2002. Companies with less economic sensitivity outperformed stocks whose earnings were more tightly correlated with economic growth. Our continuing theme of quality earnings growth resulted in an underweight in Technology and Telecommunications names and more heavily invested positions in Consumer Discretionary.

Were there any investment strategies or themes that did not measure up to your expectations?

We made more than one attempt to capitalize on an economic recovery theme, but that strategy generally had disappointing results.

We were also disappointed by the performance of our Health Care holdings. We had expected this sector to benefit from attractive earnings growth and its relatively defensive characteristics.

Our tendency to be patient with respect to out-of-favor stocks hurt us this year as selling intensified through October.

What were among the best performing investments for the Fund?

The best performing names in the Fund reflect the fact that stock picking was extremely important in 2002. Our top ten performing stocks come from six different sectors. Hewitt Associates was our number one performing stock in 2002, rising an impressive 66.7%. Hewitt went public on June 27, 2002, which was an accomplishment in itself. Hewitt Associates provides human resources outsourcing and consulting services. Hewitt's high degree of recurring revenue (greater than 70% of revenue) and the secular trend toward outsourcing were two important factors in our decision to purchase this name.

Ryanair Holdings was our second-best performing name in 2002. As Europe's leading low-cost airline, Ryanair truly flew in the face of an industry-wide slump by posting a 38.4% gain for us. Ryanair boasts an extremely efficient business model that enables them to attract traffic through low fares and quality service. The augmentation of their existing airplane fleet through the purchase of Boeing 737-800s will allow them to carry more passengers more efficiently.

Biosite was our third-best performing name in 2002. Biosite posted a 35.4% return for the Fund. Biosite manufactures and markets diagnostic testing products for use in hospital labs, emergency rooms, and occupational health clinics. The company appealed to us because of the value added their products provide. The end markets served by Biosite are somewhat immune to swings in the economic cycle.

What were among the weakest performing investments for the Fund?

Our weakest performers were Telecommunications-related names such as Airgate PCS down 88% and Sprint PCS down 58%. Wireless telecommunications names suffered from highly leveraged balance sheets and intense price competition for their services.

December 31, 2002                                         William Blair Funds  7

Other poorly performing names include victims of the technology capital spending drought, Veritas Software, Powerwave Technologies, and Comverse Technology and Tyco International, which was engulfed in a corporate governance scandal.

Are there any specific sectors or industries the Fund will emphasize going into 2003? How might this differ from this past year?

We will continue to look for sectors and stocks that have attractive earnings growth. We have started small positions in several Semiconductor companies looking for a rebound in that sector. As mentioned, we were underweight Technology in 2002, but will look to selectively add as we see indications capital spending is making a comeback. We also plan to position the portfolio for more economic growth in the Industrial, Media and Service sectors.

What is your outlook for the Fund and the year ahead? How is the Fund positioned for 2003?

The consumer has been the pillar of strength in our shaky economy the past two years. We see corporate America shaking off their bunker mentality in 2003 and investing in new projects and equipment. This will take some of the burden off of the consumer and allow them to "take a breather" from the rapid spending growth seen in the past several years. Signs of a consumer spending slowdown were seen this past holiday season. We are therefore reducing our exposure to the Consumer Discretionary sector and redeploying into other sectors.

8 Annual Report                                                December 31, 2002

Tax-Managed Growth Fund

Performance Highlights

                                      2002       2001     2000     1999(a)(b)
Tax-Managed Growth Fund (Class A)   (24.39)%   (10.12)%   (.98)%     1.80%
S&P 500 Index                       (22.10)    (11.88)   (9.11)       .85
Russell 3000 Growth Index           (28.03)    (19.63)  (22.42)       .79

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000


    Average Annual Total Return
          Class A Shares
      (period ended 12/31/02)

      1 Year              (24.39)%
      Since Inception
      (12/27/99)          (11.79)%

                12/99    3/00     6/00     9/00     12/00    3/01    6/01    9/01   12/01    3/02    6/02    9/02   12/02
Tax-Managed    10,000   10,600   10,400   10,800   10,100   8,500   9,200   7,700   9,100   8,900   7,600   6,500   6,800
Growth Fund

S&P 500 Index  10,000   10,300   10,000    9,900    9,200   8,100   8,600   7,300   8,100   8,100   7,000   5,800   6,300

Russell 3000
Index          10,000   10,800   10,500    9,900    7,800   6,200   6,800   5,400   6,300   6,100   5,000   4,200   4,500

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


December 31, 2002                                         William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)


       ---------------------------------------------------------  ------
       Shares                                                      Value
       ---------------------------------------------------------  ------
       Common Stocks
       Consumer Discretionary--20.6%
         2,345  *Bed, Bath & Beyond, Inc......................... $   81
         3,100  *CarMax, Inc.....................................     55
         1,275  *CDW Computer Centers, Inc.......................     56
         4,725  *Comcast Corporation, Class "A"..................    107
        11,750  *Entravision Communication, Class "A"............    117
         3,775  Family Dollar Stores, Inc........................    118
        12,662  *Liberty Media Group, Class "A"..................    113
         3,275  Lowe's Companies, Inc............................    123
         4,425  Regis Corporation................................    115
         3,200  Target Corporation...............................     96
         4,150  *Williams-Sonoma, Inc............................    113
                                                                  ------
                                                                   1,094
                                                                  ------
       Health Care--20.4%
         3,175  *Alcon, Inc.+....................................    125
         2,100  *Amgen, Inc......................................    101
         4,265  Baxter International, Inc........................    119
         2,450  *Biosite Incorporated............................     83
         2,200  Eli Lilly & Company..............................    140
         2,375  *Express Scripts, Inc............................    114
         4,000  Medtronic, Inc...................................    182
         3,775  *Millennium Pharmaceutical.......................     30
         3,575  *ResMed, Inc.....................................    109
         1,200  Stryker Corporation..............................     81
                                                                  ------
                                                                   1,084
                                                                  ------
       Industrials and Services--17.1%
         2,830  Automatic Data Processing, Inc...................    111
         5,300  *BISYS Group.....................................     84
         2,800  C.H. Robinson Worldwide, Inc.....................     87
         7,680  *Concord EFS, Inc................................    121
         2,260  Danaher Corporation..............................    148
         5,500  *Hewitt Associates, Inc., Class "A"..............    174
         3,075  *Ryanair Holdings plc--ADR.......................    120
         1,325  *Weight Watcher's International, Inc.............     61
                                                                  ------
                                                                     906
                                                                  ------
       Financial Services--16.4%
         4,525  ACE Limited+.....................................    133
         2,600  American International Group.....................    150
         1,950  BB&T Corporation.................................     72
         1,425  Household International..........................     40
         1,325  Moody's Corporation..............................     55
         6,075  MBNA Corporation.................................    116
         1,300  SLM Corporation..................................    135
         2,865  State Street Corporation.........................    112
         3,869  *Travelers Property and Casualty Corp., Class "A"     57
                                                                  ------
                                                                     870
                                                                  ------

----------
* Non-income producing security
ADR = American Depository Receipt
+  = U.S. listed foreign security

          ---------------------------------------------------- ------
          Shares or Contracts                                   Value
          ---------------------------------------------------- ------
          Common Stocks--(continued)
          Information Technology--13.4%
            6,150 *Comverse Technology, Inc................... $   62
            4,025 Intel Corporation...........................     63
            3,550 *Intuit, Inc................................    167
            4,050 *Jabil Circuit, Inc.........................     73
              850 Maxim Integrated Products...................     28
            2,025 *Microsoft Corporation......................    105
            5,625 *SunGard Data Systems, Inc..................    133
            2,600 Texas Instruments Incorporated..............     39
            2,000 *Xilinx, Inc................................     41
                                                               ------
                                                                  711
                                                               ------
          Consumer Staples--5.7%
            3,000 Kraft Foods, Inc., Class "A"................    117
            2,700 Walgreen Co.................................     79
            2,000 *Whole Foods Market, Inc....................    105
                                                               ------
                                                                  301
                                                               ------
          Total Common Stock--93.6%
            (Cost $5,295)...................................    4,966
                                                               ------

          Options on Common Stock
               50 Put Option on Bisys Group, Feb '03 at $15.00      4
          Total Options on Common Stock--0.1%
            (Cost $6).......................................        4
                                                               ------

          Short-Term Investments
          149,108 William Blair Ready Reserves Fund...........    149
                                                               ------
          Total Short-term Investments--2.8%
            (Cost $149).....................................      149
                                                               ------
          Total Investments--96.5%
            (Cost $5,450)...................................    5,119
          Cash and other assets, less liabilities--3.5%.......    184
                                                               ------
          Net assets--100.0%.................................. $5,303
                                                               ======

                                                      Shares
                                                     Subject
                                                     to Call Value
                                                     ------- -----
              Call Options Written
              Common Stock/Expiration Date/Exercise
               Price
                BISYS Group/February '03/17.5.......  5,000   $ 4
              Put Options Written
              Common Stock/Expiration Date/Exercise
               Price
                UnitedHealth Group/January '03/70.0.  1,500    --
                                                              ---
              Total (premiums received $6)..........          $ 4

                See accompanying Notes to Financial Statements.

10  Annual Report                                             December 31, 2002

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Large Cap Growth Fund posted a 28.55% decline on a total return basis (Class A Shares) for the year ended December 31, 2002. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, declined 27.88%, while the Standard & Poor's 500 Index declined 22.10%.

What were the most significant factors impacting Fund performance?

The past year was brutal for the Fund and the stock market as a whole. It was the third consecutive annual decline for the equity markets, the first time this has happened in 60 years. For the Standard & Poor's 500 Stock Index, it was the worst year since 1974. A plethora of corporate scandals, worries about the threat of global terrorism, prospects for war, and concern about the economy weighed heavily on the markets over the course of the year.

The anemic pace of the economic recovery heightened fears during the third quarter that the nation was slipping back into a "double dip" recession, and by October 9/th/ stocks had reached five-year lows. The Federal Reserve Board's move in early November to cut short-term interest rates was seen as evidence that the policy makers in Washington would do everything in their power to prevent a double dip. As investors focused on 2003, stocks staged a rally but what could be best described as the start of a "dead cat bounce"--showing signs of life, but it didn't last very long.

Ironically, lower-quality stocks outperformed their higher-quality counterparts during the first four to five weeks of the fourth quarter rally. For example, the average percentage gain by stocks priced less than $5 was 100% during this period, while the average gain by stocks priced over $60 was 2% - 3%. The prices of higher quality stocks did not begin to show signs of strength until December.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Consumer oriented stocks suffered the least, as consumer spending stayed strong. Indeed, a few stocks were actually up, including Bed Bath & Beyond and PepsiCo.

Beginning two years ago we began to increase the Fund's exposure to Consumer Staples and Consumer Discretionary stocks. As the consumer has been an underpinning to the economy during the most recent downtown, our exposure to these sectors has benefited the Fund.

Were there any investment strategies or themes that did not measure up to your expectations?

Telecommunications stocks went from bad to worse. We sold Tellabs and Sprint PCS during the year, two of the highest quality names in this industry. But we stayed invested in these companies a lot longer than we should have, as owning these stocks was akin to having a high deck chair on the Titanic--the view may have been great, but everyone was bound to sink. Unfortunately, we do not see a recovery in this industry any time soon.

What were among the best performing investments for the Fund?

Besides consumer names, SLM Corporation, which provides a wide range of financial services to educational institutions pertaining to student loans, UnitedHealth Group, a provider of managed healthcare services such as HMOs, and Intuit, a market leader in accounting, tax and personal finance software products (which was purchased over the summer) all had positive returns. Where our performance was better, individual stock selection made the difference, rather than specific sector themes.

What were among the weakest performing investments for the Fund?

Besides Telecommunications, Technology continued to be very difficult for us, including Veritas (which we sold during the year), Intel and Texas Instruments. The Media industry was also filled with landmines including AOL (another stock we sold) and Liberty Media.

Are there any specific sectors or industries the Fund will emphasize going into 2003? How might this differ from the past year?

We expect weakness to persist in the Telecommunication and Technology areas but we are positive about the outlook for our Media and Advertising holdings including, Cox Communication, Liberty Media and Omnicom Group. We believe advertising expenditures by consumer companies will remain firm and may gradually build as long as the consumer continues to spend and the economy slowly improves.

Media stocks had come under pressure as the market showed its skepticism of companies without positive cash flow, with prices of companies pushed 40% to 50% lower over the course of the year. Our Media holdings added a significant number of new customers during 2002, expensive for the companies during the first year, but positive longer term. Cox, for example is expected to show positive cash flow in 2003.

We trimmed some of our Consumer holdings--such as Bed, Bath & Beyond--based on high valuation and the premise that consumers may eventually take a rest from spending.

What is your outlook for the Fund and the year ahead? How is the Fund positioned for 2003?

Our experience over the past year was not unlike someone who is sitting in a dunking tank at a carnival. We fell into the water, were able to keep our heads above water, and have now survived. We are wet and perhaps bruised as well, but we are confident we are not going down into the tank again.

December 31, 2002                                         William Blair Funds 11

We expect companies with bad business models and bad balance sheets will be stymied as the economy strengthens. The economy should continue to recover, albeit somewhat more slowly than expectations. Consistent, predictable, high quality growth will be hard to find and should sell at a higher market premium.

But while we believe the economy is headed the right way, we do not see signs of robust economic activity. The consumer continues to spend, but is stretched from a debt perspective, capital spending by companies is relatively flat, and the nation's balance of trade deficit remains negative, keeping a damper on the economy as a whole. In some respects it is hard to see what part of the economy has steam behind it. But nine months from now corporations should be more liquid, with more money to make investments in capital expenditures.

The stock market seems to be facing a "wall of worry" that it can still surmount, but we are only part of the way through the initial phase of an up leg. The market needs time to catch its breath and get out of the negative psychology it has been in for the last two-and-one-half to three years.

The Fund's focus on high quality began to pay off during November and December. Our emphasis will remain on individual companies--high quality business franchises that have gained market share in spite of the recent economic downturn. Recent examples of this are Dell Computer, EMC and Intuit. We continue to make decisions based upon on individual companies, not on the economy. The bulk of what goes on with respect to our decision-making continues to be based on company-by-company analysis--and the search for companies on a solid track with valuations we believe we can capitalize on.

12 Annual Report                                               December 31, 2002

Large Cap Growth Fund

Performance Highlights

                                      2002        2001       2000     1999(a)(b)
Large Cap Growth Fund (Class A)     (28.55)%    (20.83)%   (16.67)%    1.40%
Russell 1000 Growth Index           (27.88)     (20.42)    (22.42)      .46
S&P 500 Index                       (22.10)     (11.88)     (9.11)      .85


(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000

          Average Annual Total Return
                Class A Shares
            (period ended 12/31/02)

           1 Year             (28.55)%
           Since Inception
          (12/27/99)          (21.71)%

                                    [GRAPH]

                      12/99     3/00    6/00    9/00    12/00   3/01   6/01    9/01    12/01   3/02   6/02    9/02    12/02
Large Cap
Growth Fund           10,000   10,400  10,100  10,200   8,400  6,700   7,100   5,800   6,700   6,600  5,400   4,400   4,800

Russell 1000
Growth Index          10,000   10,800  10,500   9,900   7,800  6,200   6,700   5,400   6,200   6,000  4,900   4,200   4,500

S&P 500 Index         10,000   10,300  10,000   9,900   9,200  8,100   8,600   7,300   8,100   8,100  7,000   5,800   6,300

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                        William Blair Funds 13

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

              -------------------------------------------- ------
              Shares                                        Value
              -------------------------------------------- ------
              Common Stocks
              Information Technology--21.8%
               6,400 *BEA Systems, Inc.................... $   73
               4,600 *Cisco Systems, Inc..................     60
               3,775 *Dell Computer Corporation...........    101
               3,650 *EMC Corporation.....................     22
               5,875  Intel Corporation...................     91
               2,300 *Intuit, Inc.........................    108
               4,260  Linear Technology Corporation.......    110
               6,185 *Microsoft Corporation...............    320
               8,535 *SunGard Data Systems, Inc...........    201
               7,220  Texas Instruments Incorporated......    108
                                                           ------
                                                            1,194
                                                           ------
              Health Care--21.7%
               2,810 *Amgen, Inc..........................    136
               5,575  Baxter International, Inc...........    156
               2,455  Eli Lilly & Company.................    156
               2,750 *Genentech, Inc......................     91
               5,265  Medtronic, Inc......................    240
               7,650  Pfizer, Inc.........................    234
               2,070  UnitedHealth Group, Inc.............    173
                                                           ------
                                                            1,186
                                                           ------
              Consumer Discretionary--15.8%
               5,800 *Bed, Bath & Beyond, Inc.............    200
               4,135 *Clear Channel Communications, Inc...    154
               7,600 *Cox Communications, Inc., Class "A".    216
              14,176 *Liberty Media Corporation, Class "A"    127
               2,550  Omnicom Group Inc...................    165
                                                           ------
                                                              862
                                                           ------

----------
* Non income producing security

                --------------------------------------------  ------
                Shares                                         Value
                --------------------------------------------  ------
                Common Stocks (continued)
                Financial Services--15.6%
                  2,000     American International Group..... $  116
                  6,550     Household International..........    182
                  5,140     MBNA Corporation.................     98
                  2,800     SLM Corporation..................    291
                  4,245     State Street Corporation.........    166
                                                              ------
                                                                 853
                                                              ------
                Industrials and Services--12.6%
                  3,700     Automatic Data Processing, Inc...    145
                  5,100    *Concord EFS, Inc.................     80
                  2,481     Danaher Corporation..............    163
                  5,605     First Data Corporation...........    198
                  3,700     Paychex, Inc.....................    103
                                                              ------
                                                                 689
                                                              ------
                Consumer Staples--9.8%
                  3,650    Avon Products, Inc................    197
                  3,450    PepsiCo, Inc......................    146
                  6,550    Walgreen Co.......................    191
                                                              ------
                                                                 534
                                                              ------
                Total Common Stock--97.3%
                  (cost $6,002)..............................  5,318
                                                              ------

                Short-term Investments
                148,652    William Blair Ready Reserves Fund.    149
                                                              ------
                Total Short-term Investments--2.7%
                  (cost $149)................................    149
                                                              ------
                Total Investments--100.0%
                  (cost $6,151)..............................  5,467
                Cash and other assets, less liabilities--0.0%      2
                                                              ------
                Net assets--100.0%........................... $5,469
                                                              ======

                See accompanying Notes to Financial Statements.

14  Annual Report                                             December 31, 2002

[PHOTO]

BALKIN

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in common stocks of small domestic companies that are of high quality and are expected to have solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the last year?

The Small Cap Growth Fund posted a 17.20% decrease on a total return basis (Class A Shares) for the year ended December 31, 2002. By comparison, the Fund's primary benchmark, the Russell 2000(R) Growth Index, declined 30.26% during the period.

Although it was an extremely difficult year for small cap growth stocks, the Fund achieved an important milestone on December 27, 2002, as the date marked our three-year anniversary since inception.

The fourth quarter of 2002 also marked the 12/th/ consecutive quarter that the Small Cap Growth Fund outperformed its benchmark index. In four of these quarters the benchmark has been up and in eight quarters the benchmark has been down.

What were the most significant factors impacting Fund performance?

The past year for the equity markets can best described as one in which there was "no place to run and no place to hide" as all major indices were down in 2002. The Russell 2000 Growth Index was one of the worst performers with every sector in negative territory for the year.

Dampening investor enthusiasm over the course of the year were conflicting views regarding the timing of an economic recovery, concerns over corporate accounting issues, heightened fears about the threat of global terrorism and the escalating crisis in the Middle East.

What were among the weakest performing sectors for the Fund?

Although the Health Care sector was down for the year, the Fund generated strong relative performance versus the benchmark. Two of our biggest winners for the year, Biosite, a leading manufacturer of point-of-care diagnostic tests, and Amylin Pharmaceuticals, a biotechnology company, were health care companies. Also contributing to strong relative performance was our continued overweighting of Consumer Discretionary stocks, which was among the best performing sectors and our underweighting of Technology, which was one of the worst performing groups. This was partially offset by our underweight position in Financial Services, the strongest sector in the Russell 2000 Growth Index.

June 30, 2002                                            William Blair Funds 15

While some of our biggest winners were in the Health Care sector, three of our worst performers were also health care stocks, including Radiologix and Orthodontic Centers of America, which are both health care service companies and Quidel, a manufacturer of diagnostic tests.

Solid stock selection also contributed to our strong relative performance. In each of the four largest sectors in the Russell 2000 Growth Index (Consumer Discretionary, Health Care, Technology and Financial Services), our stocks outperformed those in the benchmark.

From a stock selection perspective, market capitalization size worked against us for the year. Our bottom up, hands on research style combined with a willingness to search for ideas that are not well known to the investment community lead us to own more "micro-cap" companies (less than $300 million in market cap) than many other small cap managers. Unfortunately, the smaller stocks in the Russell 2000 Growth Index (as measured by market cap) underperformed the larger stocks in the index in 2002.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

With interest rates near a 40-year low, corporate earnings starting to stabilize and the worst of the recession probably behind us, we believe that small cap stocks are well positioned to move higher. As capital spending and inventory replenishment finally begin to spur the economy, we look for growth to return at a slow but improving pace as the year unfolds. However, investor concerns regarding the timing of the economic recovery and heightened fears of a potential war with Iraq will likely keep the market "range bound" in the near term.

As always, we plan to stay the course of investing in quality growth companies with sustainable business franchises at attractive valuations. We value the confidence you have shown in us during these difficult times and appreciate your investment in the Fund.

16 Annual Report                                               December 31, 2002

Small Cap Growth Fund

Performance Highlights

                                      2002        2001      2000    1999(a)(b)
Large Cap Growth Fund (Class A)     (17.20)%     25.91%    33.68%      1.90%
Russell 2000 Index                  (20.48)       2.49     (3.02)      4.26
Russell 2000 Growth Index           (30.26)      (9.23)   (22.43)      5.22

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

 Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions

        Average Annual Total Return
              Class A Shares
           (period ended 12/31/02)

        1 Year            (17.20)%
        Since Inception
        (12/27/99)         12.33%

                      12/99    3/00    6/00     9/00    12/00    3/01     6/01     9/01     12/01   3/02    6/02     9/02     12/02
Small Cap
Growth Fund          10,000   15,300  14,900   16,600   13,600   12,800   16,300   13,200   17,200  17,100  16,400   13,000   14,200

Russell 2000 Index   10,000   11,200  10,700   10,900   10,100    9,500   10,800    8,600   10,400  10,800   9,900    7,800    8,200

Russell 2000
Growth Index         10,000   11,500  10,700   10,200    8,200    6,900    8,200    5,900    7,400   7,300   6,100    4,800    5,200

Initial Public offerings (IPOs) made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted the performance and the Fund's current performance may be more or less than that shown. Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

                                                          William Blair Funds 17

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)


           -------------------------------------------------- -------
           Shares                                               Value
           -------------------------------------------------- -------
           Common Stocks
           Consumer Discretionary--41.0%
            71,075 *Administaff, Inc......................... $   426
            83,500 *AFC Enterprises, Inc.....................   1,754
            66,400 *Alliance Gaming Corporation..............   1,131
            30,695 *Career Education Corporation.............   1,228
            54,350 *Champps Entertainment, Inc...............     517
            83,600 *Chicago Pizza & Brewery, Inc.............     577
            50,600 *Coinstar, Inc............................   1,146
            32,700 *CoStar Group, Inc........................     603
            81,550 *Cross Country, Inc.......................   1,138
           115,000 *Daisytek International Corporation.......     912
           381,600 *DigitalThink, Inc........................     667
            36,600 *Emmis Communications Corp., Class "A"....     762
           190,320 *eUniverse, Inc...........................   1,081
            70,800 *FirstService Corporation.................   1,138
            36,400 *Getty Images, Inc........................   1,112
            34,400 *Iron Mountain, Inc.......................   1,136
            78,600 *Kroll, Inc...............................   1,500
           169,100 *Labor Ready, Inc.........................   1,086
           246,880 *LookSmart Ltd............................     612
            21,240 *Michaels Stores, Inc.....................     665
           209,500 *Mikohn Gaming Corporation................     605
            92,100 *Monarch Casino & Resort, Inc.............   1,265
           183,900 *Navigant Consulting, Inc.................   1,085
            40,700 *Pre-Paid Legal Services..................   1,066
           163,190 *Princeton Review, Inc....................     808
            40,100 *RARE Hospitality International...........   1,108
           144,900 *Scientific Games Corp., Class "A"........   1,052
            39,500 *Shuffle Master, Inc......................     755
           270,120 *SkillSoft plc--ADR.......................     743
            52,600   Speedway Motorsports, Inc...............   1,356
            58,200 *StarTek, Inc.............................   1,606
           573,400 *ValueClick, Inc..........................   1,600
                                                              -------
                                                               32,240
                                                              -------
           Health Care--15.6%
            16,465 *American Healthways, Inc.................     288
           123,150 *Axcan Pharma, Inc.+......................   1,450
            25,800 *Biosite Incorporated.....................     878
           208,130 *CardioDynamics International Corporation.     639
            74,900 *Cell Genesys, Inc........................     835
            48,480 *Curative Health Services, Inc............     836
            18,600 *Henry Schein, Inc........................     837
            80,700 *Integra LifeSciences Holdings Corporation   1,424
            46,180 *Kensey Nash Corporation..................     844
            24,150 *Stericycle, Inc..........................     782
            41,900 *Telik, Inc...............................     489
            96,500 *VistaCare, Inc., Class "A"...............   1,545
           375,100 *VitalWorks, Inc..........................   1,444
                                                              -------
                                                               12,291
                                                              -------
           Financial Services--11.2%
            71,000 *American Financial Realty Trust..........     852
            72,255 *Corrections Corporation of America.......   1,239
           121,475 *Euronet Worldwide, Inc...................     912
            34,000   FBR Asset Investment Corporation........   1,153

----------
*Non-income producing securities
ADR= American Depository Receipt
+= U.S. listed foreign security

          ------------------------------------------------- -------
          Shares                                              Value
          ------------------------------------------------- -------
          Common Stocks--(continued)
             36,800   First Community Bancorp.............. $ 1,212
             25,800   Global Payments, Inc.................     826
            185,860 *iDine Rewards Network, Inc............   1,974
             29,500 *Investment Technology Group...........     660
                                                            -------
                                                              8,828
                                                            -------
          Technology--9.4%
             66,100 *Comverse Technology, Inc..............     662
             55,200 *Extreme Networks, Inc.................     181
             47,850   Harris Corporation...................   1,258
             92,300 *MatrixOne, Inc........................     397
            215,200 *New Focus, Inc........................     826
            153,600 *OPNET Technologies, Inc...............   1,241
             71,100 *OSI Systems, Inc......................   1,207
             75,200 *Semtech Corporation...................     823
             63,300 *Ulticom, Inc..........................     474
             19,900 *WebEx Communications, Inc.............     299
                                                            -------
                                                              7,368
                                                            -------
          Energy--6.0%
            196,790 *Grey Wolf, Inc........................     785
             45,567 *National-Oilwell, Inc.................     995
             68,000 *Pride International, Inc..............   1,013
             50,500 *Remington Oil & Gas Corporation.......     829
            106,200 *Ultra Petroleum Corporation...........   1,051
                                                            -------
                                                              4,673
                                                            -------
          Materials and Processing--4.2%
             66,400 *Airgas, Inc...........................   1,145
            302,200 *Comfort Systems USA, Inc..............   1,012
            203,800 *Virbac Corporation....................   1,143
                                                            -------
                                                              3,300
                                                            -------
          Consumer Staples--2.7%
             56,643 *Peet's Coffee & Tea, Inc..............     800
            124,600 *Wild Oats Markets, Inc................   1,286
                                                            -------
                                                              2,086
                                                            -------
          Producer Durables--2.4%
             89,300   Clayton Homes, Inc...................   1,088
            218,480 *Crown Castle International Corporation     819
                                                            -------
                                                              1,907
                                                            -------
          Utilities--1.0%
             77,320 *Intrado, Inc..........................     768
                                                            -------
          Total Common Stock--93.5%
            (Cost $71,245).................................  73,461
                                                            -------

          Short-Term Investments
          5,207,874  William Blair Ready Reserves Fund.....   5,208
                                                            -------
          Total Short-term Investments--6.6%
            (Cost $5,208)..................................   5,208
                                                            -------
          Total Investments--100.1%
            (Cost $76,453).................................  78,669
          Liabilities, plus cash and other assets--(0.1)%..     (88)
                                                            -------
          Net assets--100.0%............................... $78,581
                                                            =======

                See accompanying Notes to Financial Statements.

18  Annual Report                                             December 31, 2002

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests primarily in common stocks of foreign growth companies.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The International Growth Fund posted a 15.14% decrease on a total return basis (Class A Shares) for the year ended December 31, 2002, slightly behind the 14.67% decline in the Fund's benchmark, the MSCI All Country World (Free) excluding U.S. Index. Although the Fund's performance over the past year was a disappointment, the Fund's long-term performance continues to be excellent.

What were the most significant factors impacting Fund performance?

Weak earnings growth, valuation compression, and diminished investor confidence extended the global bear market into a third year.

Although the first quarter ended with a market atmosphere of renewed optimism, based on a wave of stronger cyclical news late in the quarter, returns and market sentiment eroded steadily as the year progressed. In particular, the third quarter of 2002 was the worst quarter for global equity markets in fifteen years.

Fear of deflation, fear of war, fear of financial instability, lingering doubts about corporate integrity, and a growing sense of economic policy failure in Europe and Japan all combined to wreak havoc on investor confidence and thereby on valuations. Moreover, earnings growth trends clearly shifted into reverse as the global recovery was inhibited by corporate caution and anticipated margin improvements were slow to materialize.

For the most part, the partial recovery seen in October and November was concentrated in financial stocks (which felt some relief from the balance sheet and asset quality crisis atmosphere of the third quarter) and the Telecommunications Services and Media and Information Technology groups (which benefited from tentative signs of demand stabilization). The fourth quarter's best performance came from Europe, particularly in large cap stocks, as the European indices made up for some of their poor relative performance earlier in the year.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

On a relative basis, Asia, Japan, emerging markets and small cap stocks were the safe haven equity sectors, but returns were negative across the board. Relative performance was aided by a

December 31, 2002                                         William Blair Funds 19
significantly below-market exposure in Europe and by strong stock selection in Asia and Japan, but impaired by stock-specific issues elsewhere.

What were among the weakest performing sectors for the Fund?

While market weakness tended to be sector-specific in the first and second quarters, with Health Care, Information Technology and Biotechnology poor performers, sector performance was weak across the board in the third and fourth quarter.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

After a full year of economic recovery that went unacknowledged by equity markets, it may be appropriate to expect a rebound in the months to come. There is pent-up demand for investment goods, robust consumption and trade growth continues to drive Asia, and central bankers worldwide appear to be enhancing their deflation-fighting skills. The principal equity risks, on the other hand, continue to lie at the micro level, as industry competition continues to intensify. Finally, the prospects for military confrontation in Iraq carry significant intangible potential for both positive and negative longer term outcomes, which means that any outlook expressed at this stage is provisional

20 Annual Report                                               December 31, 2002

International Growth Fund

Performance Highlights*

                                        2002       2001       2000     1999    1998
International Growth Fund (Class A)    (15.14)%   (13.63)%   (8.11)%  95.73%  11.18%

Morgan Stanley Capital
International (MSCI) All Country
World Free Ex-U.S. Index               (14.67)    (19.50)   (15.09)   30.91   14.46

Lipper International Index             (13.84)    (19.34)   (14.72)   37.83   12.66

  Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends*

            Average Annual Total Return
                  Class A Shares
              (period ended 12/31/02

            1 Year              (15.14)%
            5 Years               7.95%
            Since Inception
            (10/1/92)             9.50%


                                    [GRAPH]

                       12/92   12/93    12/94    12/95    12/96   12/97   12/98    12/99  12/00   12/01  12/02
International
Growth Fund           10,000  13,300   13,300   14,200    15,600  16,900  18,800  36,800  33,800  29,200 24,800

MSCI AC WLD
Ex -US Index          10,000  13,500   14,400   15,800    16,900  17,200  19,700  25,800  21,900  17,600 15,000

Lipper Int'l Index    10,000  13,900   13,800   15,200    17,400  18,700  21,000  29,000  24,700  19,900 17,200

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A shares were not in existence prior to October 21, 1999. Class A shares are not available for sale.

*Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                         William Blair Funds 21

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

      ----------------------------------------------------------- -------
      Shares                                                        Value
      ----------------------------------------------------------- -------
      Common Stocks--Europe--27.8%
      Austria--1.1%
        132,800 Erste Bank Der Oester (Banking).................. $ 8,942
                                                                  -------
      Denmark--1.7%
        343,400 Group 4 Falck A/S (Safety and security services).   7,249
        217,200 Lundbeck A/S (Pharmaceuticals)...................   5,766
                                                                  -------
                                                                   13,015
                                                                  -------
      Finland--1.5%
        732,960 Nokia Corp. (Electronic technology)..............  11,486
                                                                  -------
      France--6.1 %
        248,400 April S.A. (Property and casualty insurance).....   3,705
        332,500 Elior (Consumer services)........................   1,954
        162,500 *Generale de Sante (Health services).............   1,868
         35,100 Klepierre (Finance)..............................   4,756
        177,100 L'Oreal S.A. (Consumer non-durables).............  13,486
         25,648 *Medidep S.A. (Health services)..................     413
        410,882 Pinguely-Haulotte (Producer manufacturing).......   1,630
         55,900 Rodriquez Group (Retail trade)...................   3,025
        851,300 ST Microelectronics (Electronic technology)......  16,691
                                                                  -------
                                                                   47,528
                                                                  -------
      Germany--2.6%
        166,100 Altana AG (Pharmaceuticals)......................   7,549
        137,000 Medion AG (Commercial services)..................   4,853
        109,500 Puma AG (Consumer non-durables)..................   7,474
                                                                  -------
                                                                   19,876
                                                                  -------
      Greece--1.1%
        553,200 Coca-Cola Hellenic Bottling S.A. (Beverages).....   7,676
         58,950 Folli Follie S.A. (Apparel and footwear retailer)   1,000
                                                                  -------
                                                                    8,676
                                                                  -------
      Ireland--2.0%
      1,162,200 Anglo Irish Bank plc (Finance)...................   8,270
        188,500 *Ryanair Holdings plc--ADR (Air transport).......   7,382
                                                                  -------
                                                                   15,652
                                                                  -------
      Italy--1.4%
        340,300 Industria Machine Automatiche SpA (Producer
                 manufacturing)..................................   4,268
        322,700 Merloni Elettrodemestici SpA (Electronics,
                 Appliances).....................................   3,398
        220,100 Permasteelisa SpA (Industrial services)..........   3,437
                                                                  -------
                                                                   11,103
                                                                  -------
      Netherlands--2.4%
        224,100 Euronext (Finance)...............................   4,871
        223,200 Unilever NV (Miscellaneous food products)........  13,717
                                                                  -------
                                                                   18,588
                                                                  -------
      Spain--3.8 %
        237,000 Banco Popular Espanol (Banking)..................   9,694
        188,500 Grupo Ferrovial S.A. (Industrial services).......   4,778
        627,600 Inditex (Apparel and footwear retailer)..........  14,828
                                                                  -------
                                                                   29,300
                                                                  -------
      Sweden--1.7%
        339,000 Gunnebo AB (Producer manufacturing)..............   4,837
        434,950 Hennes & Mauritz (Retail Trade)..................   8,409
                                                                  -------
                                                                   13,246
                                                                  -------

        ------------------------------------------------------- --------
        Shares                                                     Value
        ------------------------------------------------------- --------
        Common Stocks--Europe--27.8%--(continued)
        Switzerland--2.4%
          175,800 *Logitech International S.A. (Electronic
                   technology)................................. $  5,243
          251,400 *Micronas Semiconductor (Electronic
                   technology).................................    4,417
          186,700 *UBS AG (Banking)............................    9,072
                                                                --------
                                                                  18,732
                                                                --------

        Common Stocks--United Kingdom--20.7%
          774,900 3i Group plc (Venture capital)...............    6,922
          670,400 *Acambis (Biotechnology).....................    2,989
        3,060,500 BG Group plc (Industrial services)...........   13,201
        1,773,771 BHP Billiton plc (Aluminum mining)...........    9,470
          373,500 *Cambridge Antibody Technology (Health
                   technology).................................    3,087
        2,025,900 Capita Group plc (Commercial services).......    8,070
          893,100 Cattle's Holdings plc (Finance and Leasing)..    4,147
        1,264,494 *Egg plc (Regional banking)..................    2,931
          525,700 Enterprise Inns (Consumer services)..........    4,827
        1,535,400 HBOS plc (Finance)...........................   16,186
          853,600 Hit Entertainment (Movies and entertainment).    2,919
          596,500 MAN Group plc (Finance)......................    8,515
          105,200 Mitie Group plc (Commercial services)........      147
          848,200 Nestor Healthcare Group plc (Personnel
                   services)...................................    2,949
          654,500 Next plc (Apparel and footwear retailer).....    7,758
          848,100 Northern Rock plc (Finance)..................    9,009
          356,714 *Powderject Pharmaceuticals (Medical
                   specialties)................................    2,368
          759,300 Reckitt Benckiser plc (Household products)...   14,725
        1,544,500 Standard Chartered plc (Banking).............   17,549
        2,812,300 Tesco plc (Food retailer)....................    8,781
        5,603,400 Vodafone Group plc (Cellular telecom)........   10,213
          145,660 *Willis Group Holdings, Ltd.+ (Insurance
                   brokers)....................................    4,176
                                                                --------
                                                                 160,939
                                                                --------

        Common Stocks--Canada--6.8%
          192,600 *Biovail Corp.--ADR (Pharmaceuticals)........    5,086
           96,500 CHC Helicopter Corp. (Airlines)..............    1,737
        1,048,000 *Compton Petroleum Corp. (Oil and gas
                   production).................................    3,378
          181,000 GoldCorp Inc. (Precious metals)..............    2,299
          447,700 *Kingsway Financial Services (Finance).......    3,881
          128,200 *Macdonald Dettwiler & Associates (Commercial
                   services)...................................    1,826
          451,200 Manulife Financial Corp. (Life and health
                   insurance)..................................    9,825
          329,000 Petro-Canada (Energy minerals)...............   10,189
          309,300 *Shoppers Drug Mart Corp. (Retail trade).....    4,798
          516,000 Suncor Energy Inc. (Energy minerals).........    7,959
          172,100 *WestJet Airlines, Ltd. (Transportation).....    1,760
                                                                --------
                                                                  52,738
                                                                --------

        Common Stocks--Bahamas--0.9%
          232,300 Ace Limited+ (Property and casualty insurer).    6,816
                                                                --------

        Common Stocks--Japan--17.1%
          149,500 Askul Corporation (Retail trade).............    4,322
           91,000 Belluna Company, Ltd. (Catalogs and specialty
                   distribution)...............................    3,168

                See accompanying Notes to Financial Statements.

22  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------
       Common Stocks--Japan--17.1%--(continued)
           43,600 Cawachi Limited (Retail trade)............... $  2,937
           31,700 Don Quijote Company, Ltd. (Discount retailer)    2,910
          115,500 Hoya Corporation (Electronic technology).....    8,091
           58,700 Kappa Create Co., Ltd. (Consumer non-
                   durables)...................................    2,969
           67,600 Keyence Corporation (Electronic technology)..   11,767
          232,000 Komeri Co., Ltd. (Retail trade)..............    5,828
        1,696,100 Nissan Motor Company, Ltd. (Motor vehicles)..   13,239
          266,700 Nitto Denko Corporation (Electronic
                   technology).................................    7,599
        1,090,000 Nomura Securities Co. (Finance)..............   12,257
          109,100 Orix Corp. (Finance, rental and leasing).....    7,035
           79,800 Plenus Co., Ltd. (Consumer services).........    2,792
          940,200 Sharp Corp. (Electronics)....................    8,932
           93,100 SMC Corporation (Trucks, construction and
                   farm machinery).............................    8,743
        1,132,000 Sumitomo Trust & Banking Co. (Finance).......    4,590
        1,015,100 Suruga Bank Ltd. (Banking)...................    3,996
          239,300 Takeda Chemical Industries (Pharmaceuticals).   10,005
          132,400 Tsuruha Co., Ltd. (Retail trade).............    2,561
           75,300 USS Co., Ltd. (Commercial services)..........    3,428
          298,500 Yamada Denki (Consumer electronics retailer).    6,303
                                                                --------
                                                                 133,472
                                                                --------

       Common Stocks--Emerging Asia--9.4%
       China--0.4%
        2,285,000 China Vanke Company, Ltd. (Real estate
                   development)................................    1,606
        4,970,000 *Convenience Retail Asia (Retail trade)......    1,274
                                                                --------
                                                                   2,880
                                                                --------
       India--4.4%
          109,682 BFL Software, Ltd. (Information technology)..    1,640
          117,300 Dr. Reddy's Laboratories (Pharmaceuticals)...    2,199
          842,000 Hero Honda Motors, Ltd. (Consumer durables)..    4,771
        1,458,800 Hindustan Lever (Consumer non-durables)......    5,535
          574,200 Housing Development Finance Corp. (Financial
                   services)...................................    4,294
          131,300 Infosys Technologies, Ltd. (Consulting and
                   software services)..........................   13,078
          258,700 Wockhardt, Ltd. (Health technology)..........    2,420
                                                                --------
                                                                  33,937
                                                                --------
       Indonesia--0.4%
        1,527,000 PT Unilever Indonesia Tbk (Household and
                   personal care)..............................    3,102
                                                                --------
       Malaysia--0.5%
        2,645,000 IOI Corporation (Agricultural commodities)...    3,862
                                                                --------
       South Korea--2.2%
           66,400 Samsung Electronics Co. (Semiconductors).....   17,575
                                                                --------
       Taiwan--1.5%
       12,935,982 *EVA Airways (Airlines)......................    5,461
        5,106,000 *Taiwan Semiconductor (Semiconductors).......    6,268
                                                                --------
                                                                  11,729
                                                                --------

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------
        Common Stocks--Asia--7.4%
        Australia--3.9%
          1,006,000 Billabong International (Footwear)......... $  3,919
            530,000 Macquarie Bank, Ltd. (Financial services)..    7,011
          3,397,004 Qantas Airways (Transportation)............    7,292
          1,144,000 Toll Holdings, Ltd. (Trucking).............    4,071
            521,000 Wesfarmers Limited (Manufacturing).........    7,768
                                                                --------
                                                                  30,061
                                                                --------
        Hong Kong--2.2%
          3,524,402 Esprit Holdings (Apparel and footwear
                     retailer).................................    5,943
          4,938,000 Li & Fung (Distribution services)..........    4,685
          7,060,600 Techtronic Industries (Consumer durables)..    6,700
                                                                --------
                                                                  17,328
                                                                --------
        New Zealand--0.5%
          1,028,114 Warehouse Group Limited (Discount retailer)    3,938
                                                                --------
        Singapore--0.8%
          5,531,031 Unisteel Technology, Ltd. (Electronic
                     components)...............................    1,769
            567,800 Venture Corporation, Ltd. (Electronic
                     components)...............................    4,549
                                                                --------
                                                                   6,318
                                                                --------

        Common Stocks--Latin America--4.1%
        Brazil--1.5%
            634,100 Confeccoes Guararapes S.A.--ON (Apparel
                     retailer).................................    1,216
        822,900,000 Telemar Norte Leste S.A. (Specialty
                     telecommunications).......................   10,446
                                                                --------
                                                                  11,662
                                                                --------
        Mexico--2.6%
         11,617,400 America Movil S.A. (Communications)........    8,336
         10,194,400 *Grupo Financiero BBVA Bancomer (Finance)..    7,735
          2,331,000 Walmart de Mexico (Retail trade)...........    4,510
                                                                --------
                                                                  20,581
                                                                --------

        Common Stocks--Emerging Europe, Mid-East,
         Africa--0.6%
        South Africa--0.6%
         12,909,221 *Network Healthcare Holdings (Health
                     services).................................    4,653
                                                                --------
        Total Common Stock--94.8%
         (cost $756,943).......................................  737,735
                                                                --------

        Preferred Stock
        Brazil--0.8%
        368,700,000 Geradau S.A. (Steel).......................    3,588
            556,260 Confeccoes Guararapes S.A.--PN (Apparel
                     retailer).................................    1,097
            472,000 Perdigao S.A. (Miscellaneous food products)    1,624
                                                                --------

        Total Preferred Stock--0.8%
         (cost $7,739)                                             6,309
                                                                --------

                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

         ---------------------------------------------------- --------
         Shares or Principal Amount                              Value
         ---------------------------------------------------- --------
         Short-Term Investments
         21,667,368 William Blair Ready Reserves Fund........ $ 21,667
          5,900,000 American Express Demand Note, VRN 1.285%,
                     due 1/2/03..............................    5,900
                                                              --------
         Total Short-term Investments--3.5%
          (cost $27,567).....................................   27,567
                                                              --------
         Total Investments--99.1%
          (cost $792,249)....................................  771,611
         Cash and other assets, less liabilities--0.9%.......    7,177
                                                              --------
         Net assets--100.0%.................................. $778,788
                                                              ========

----------
* Non-income producing security
ADR = American Depository Receipt
+ = U.S. listed foreign security

At December 31, 2002, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  25.2%
                       Consumer Discretionary....  19.3%
                       Industrials and Services..  12.4%
                       Information Technology....  13.5%
                       Consumer Staples..........  10.5%
                       Healthcare................   7.2%
                       Telecommunication Services   5.4%
                       Energy....................   2.9%
                       Utilities.................   1.8%
                       Materials.................   1.6%
                       Transportation............   0.2%
                                                  ------
                                                  100.0%
                                                  ======

At December 31, 2002, the Fund's Portfolio of Investments includes the following currency categories:

                         Euro..................  22.0%
                         British Pound Sterling  21.1%
                         Japanese Yen..........  17.9%
                         Canadian Dollar.......   6.4%
                         Indian Rupee..........   4.6%
                         Australian Dollar.....   4.0%
                         United States Dollar..   3.2%
                         Mexico Nuevo Peso.....   2.8%
                         Hong Kong Dollar......   2.7%
                         Swiss Franc...........   2.5%
                         South Korean Won......   2.4%
                         Brazilian Real........   2.4%
                         Swedish Krona.........   1.8%
                         Danish Krone..........   1.7%
                         Taiwan Dollar.........   1.6%
                         All other currencies..   2.9%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

24  Annual Report                                             December 31, 2002

   [PHOTO]

  MITCHELL

David Mitchell

   [PHOTO]

    PRICE

Capucine "Cappy" Price
--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests with a value discipline in the stocks of small companies, seeking to identify undervalued companies with sound business fundamentals--"broken stocks not broken companies."

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted a 10.54% decrease on a total return basis (Class A Shares) for the year ended December 31, 2002. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, declined 20.48%, while the Russell 2000(R) Value Index, declined 11.43%.

What were the most significant factors impacting Fund performance?

An extremely difficult equity market environment characterized the past year. After two years of avoiding the negative territory that other sectors of the equity markets had experienced, small cap value stocks finally succumbed to selling pressure.

There is an expression in the investment business that, "the hangover always lasts longer than the party, " and for many sectors of the equity market, the last three years of declines had followed the "party" of the late 1990s. Small cap value stocks were never invited to this party, however, which was undoubtedly a major factor why these stocks were so resilient in the face of overwhelmingly bearish market sentiment. In spite of the disappointing performance by small cap value stocks in 2002, they still outperformed all other equity styles (for example, small/mid/large cap growth and mid/large value.)

After what had been an excellent first quarter, the Fund was able to maintain its gains through the end of the second quarter. The third quarter, however was the worst for the broad market since the market crash of 1987. For equity investors, there was literally no place to hide.

Throughout the second half of the year there were still plenty of headlines in the newspapers about corporate malfeasance. Investors seemed to have lost faith and trust in the management of companies and the equity markets altogether. There had been no meaningful pickup in the economy as had been anticipated. New concerns surfaced about the possibility of a U.S.-led war with Iraq. There is nothing the equity markets despise more than uncertainty, and uncertainty best described the overall market environment.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Our approach has always been to try to minimize sector over or under weights versus the Russell 2000(R) benchmark, and to add value through individual stock selection. This year our stock selection was strongest in Autos and Transportation and Consumer Discretionary issues.

Were there any investment strategies or themes that did not measure up to your expectations?

Our exposure in the Financial Services sector, and particularly Insurance, was a drag on portfolio performance. Energy was a detractor to Fund performance while the Producer Durables sector was also somewhat lackluster.

What were among the best performing investments for the Fund?

Landstar System, a trucking company we have owned for six years, increased 61% for the year and was the single largest contributor to portfolio performance. For stronger, well-run operators in the trucking industry--such as Landstar--fundamentals continue to improve. The trucking industry is facing higher costs in the form of dramatically higher insurance, security and fuel prices. Capacity, however, has left the system in the form of companies exiting the business. Landstar is an example of a well-managed company that has gained market share in an otherwise difficult market environment.

Overland Storage bucked the trend of weakness in the Information Technology sector and was the second biggest overall contributor to performance with a gain of 78% for the year. During the second half of 2001 a large cloud was overhanging this company because its largest customer--Compaq--had merged with Hewlett Packard. Hewlett Packard had a subsidiary in the same business as Overland Storage, and it was unclear if the business would move or stay with Overland. As 2002 progressed it became clear that Overland was still in good stead with the new combined company and would retain them as a customer.

Sharper Image, which finished the year with a 48% gain, was the third largest contributor to performance. Sharper Image has experienced very strong comparable store sales and is benefiting from its excellent merchandising and improved operating margins.

What were among the weakest performing investments for the Fund?

Annuity Life and Re, which we had owned for several years and had performed well, suffered an 85% decline for the year and was the Fund's single worst performing investment. This company was caught up in a series of unfortunate events, including having to restate its earnings, seeing its insurance ratings cut, and suddenly needing capital during a time when sources of funding for corporations were scarce.

December 31, 2002                                         William Blair Funds 25

What is your outlook for the Fund and the year ahead? How is the Fund positioned for 2003?

As we begin 2003 our outlook is hopeful.

Economic conditions are vastly improved from a year ago. The corporate earnings outlook is stronger. And while the economy is not as robust as we would like it to be, it has shown signs of life.

Although we do not expect President Bush's economic stimulus package to survive in its entirety, we do believe a major part of it will be enacted into law, which should provide the economy with a needed boost.

Were there any management changes in the Fund in 2002?

Glenn Kleczka, who had served as part of the team managing the portfolio since the Fund's inception, left the team November 30, 2002. We thank him for his many years of fine contribution to the Fund. Dave Mitchell and Cappy Price continue to co-manage the Fund.

As we have stated before, our mantra remains as always: We buy broken stocks, not broken companies. We continue to search for and invest in stocks that have company-specific opportunities to improve their profitability; irrespective of economic activity and regardless of whether the market is heading higher or lower.

26 Annual Report                                               December 31, 2002

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights*
--------------------------------------------------------------------------------
                                   2002     2001    2000    1999   1998
                                   ----     ----    ----    ----   ----
Value Discovery Fund (Class A)   (10.54)%  17.42%  19.09%   6.12%   .41%
Russell 2000 Index               (20.48)    2.49   (3.02)  21.26  (2.55)
Russell 2000 Value Index         (11.43)   14.03   22.83   (1.49) (6.45)


  Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends*

                                    [CHART]

Average Annual Total Return Class A Shares (period ended 12/31/02)

1 Year                 (10.54)%
5 Years                  5.92%
Since Inception
(12/23/96)              10.30%

                     12/96   6/97  12/97   6/98  12/98   6/99  12/99   6/00  12/00   6/01  12/01   6/02   12/02
Value Discovery
Fund                10,000 11,100 13,300 14,600 13,400 13,500 14,200 15,900 16,900 19,700 19,800 22,300  17,800
Russell 2000
Index               10,000 11,000 12,200 12,800 11,900 13,000 14,500 14,900 14,000 15,000 14,400 13,700  11,400
Russell 2000
Value               10,000 11,500 13,200 13,800 12,300 13,000 12,100 12,900 14,900 16,800 17,000 18,200  15,100

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares were not in existence prior to November 2, 1999. Class A shares are not available for sale.

*Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index. The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                         William Blair Funds 27

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

           ------------------------------------------------- -------
           Shares                                              Value
           ------------------------------------------------- -------
           Common Stocks
           Financial Services--22.2%
             174,900 AmerUs Group, Class "A"................ $ 4,944
             144,900 Astoria Financial Corporation..........   3,934
             157,250 Bank of Hawaii Corporation.............   4,779
             304,800 Brandywine Realty Trust................   6,648
              51,700 City Bank (Lynnwood, WA)...............   1,280
             146,900 First Financial Holdings, Inc..........   3,637
             158,200 Hudson United Bancorp..................   4,920
             102,900 MONY Group, Inc........................   2,463
             342,470 Ryder System, Inc......................   7,685
              86,400 Seacoast Financial Services Corporation   1,729
              17,880 *Silicon Valley Bancshares.............     326
                                                             -------
                                                              42,345
                                                             -------
           Consumer Discretionary--18.2%
             188,700 Cadmus Communications Corporation......   2,096
              42,830 *Christopher & Banks Corporation.......     889
             412,370 *Elizabeth Arden, Inc..................   6,103
             101,800 Ethan Allen Interiors Inc..............   3,499
             202,500 *Gadzooks, Inc.........................     952
             278,000 Hollinger International, Inc...........   2,825
             108,200 *Michaels Stores, Inc..................   3,387
             460,600 *Navigant Consulting, Inc..............   2,718
             322,700 *Prime Hospitality Corporation.........   2,630
             143,100 *Sharper Image Corporation.............   2,494
              94,700 *United Stationers, Inc................   2,727
             456,300 *Whitehall Jewellers, Inc..............   4,335
                                                             -------
                                                              34,655
                                                             -------
           Materials and Processing--17.4%
             138,400 Ferro Corporation......................   3,381
           1,228,500 *GrafTech International Ltd............   7,322
             195,000 *Jones Lang LaSalle, Inc...............   2,999
             399,150 LSI Industries, Inc....................   5,528
             155,970 *NCI Building Systems, Inc.............   3,403
             211,400 Spartech Corporation...................   4,361
             382,550 Watsco, Inc............................   6,266
                                                             -------
                                                              33,260
                                                             -------
           HealthCare--9.1%
             256,800 Alpharma, Inc., Class "A"..............   3,058
             199,700 *First Health Group Corporation........   4,863
             370,600 *SICOR, Inc............................   5,874
             281,460 *Sola International, Inc...............   3,659
                                                             -------
                                                              17,454
                                                             -------

                Producer Durables--8.3%
                270,200 *Artesyn Technologies, Inc......  1,038
                136,100 Belden, Inc.....................  2,071
                137,700 *Denison International, plc--ADR  2,203
                358,130 *Flowserve Corporation..........  5,297
                 54,300 Pentair, Inc....................  1,876
                187,200 Robbins & Myers, Inc............  3,445
                                                         ------
                                                         15,930
                                                         ------

*Non-income producing security
ADR = American Depository Receipt

             ----------------------------------------------  --------
             Shares                                              Value
             ----------------------------------------------  --------
             Common Stocks--(continued)
             Autos and transportation--6.5%
                42,700    BorgWarner, Inc................... $  2,153
               108,890    *Landstar System, Inc.............    6,355
               104,715    *SCS Transportation, Inc..........    1,038
               109,630    *Yellow Corporation...............    2,762
                                                             --------
                                                               12,308
                                                             --------
             Technology--6.4%
               274,267    *Avnet, Inc.......................    2,970
               450,500    *Checkpoint Systems, Inc..........    4,658
               312,100    *Overland Storage, Inc............    4,551
                                                             --------
                                                               12,179
                                                             --------
             Consumer Staples--4.2%
               159,500    *Dean Foods Company...............    5,917
                67,500    *Robert Mondavi Corp., Class "A"..    2,093
                                                             --------
                                                                8,010
                                                             --------
             Utilities--3.1%
               257,300    Atmos Energy Corporation..........    6,000
                                                             --------
             Energy--2.9%
               626,900    *Newpark Resources, Inc...........    2,727
               348,600    *Veritas DGC, Inc.................    2,754
                                                             --------
                                                                5,481
                                                             --------
             Total Common Stock--98.3%
               (cost $187,079)..............................  187,622
                                                             --------

             Short-Term Investments
             5,628,714    William Blair Ready Reserves Fund.    5,629
                                                             --------
             Total Short-term Investments--3.0%
               (cost $5,629)................................    5,629
                                                             --------
             Total Investments--101.3%
               (cost $192,708)..............................  193,251
             Liabilities, plus cash and other assets--(1.3)%   (2,449)
                                                             --------
             Net assets--100.0%............................. $190,802
                                                             ========

                 See accompanying Notes to Financial Statements.

28  Annual Report                                             December 31, 2002

   [PHOTO]

   KAPLAN

James S. Kaplan

   [PHOTO]

  Vincent

Christopher T. Vincent
--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests in high-grade intermediate-term debt securities.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Income Fund posted excellent performance results for the 12 months ended December 31, 2002, gaining 7.86% on a total return basis (Class A Shares). By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 9.84%, while the Fund's peer group, the Morningstar Short-term Bond Category, rose 5.24%.

What were the most significant factors impacting Fund performance?

The most significant factor impacting Fund performance over the course of the year was the dramatic decline in interest rates, which boosted the prices of fixed-income securities. (As interest rates decline, the demand for existing higher-yielding securities increases.) The yield on 10-year U.S. Treasury notes declined by approximately 125 basis points during the year, 5-year U.S. Treasury notes dropped by over 150 basis points and 2-year U.S. Treasury notes declined by 140 basis points.

By and large, there were two distinctly different components to 2002. For Corporate bonds, what started as a promising year quickly evaporated. The Corporate bond market was mired in concern during the first half of the year over a wave of corporate accounting scandals, questions about the state of the nation's economy, and by investors' general aversion to risk. Concern over the tense geo-political climate also weighed over the markets in the latter part of the year. In such an environment, U.S. Treasury securities were preferred over Corporate issues.

Late in the year, however, market sentiment improved markedly, as investors took note of a number of issues being settled, not the least of which were new measures in place designed to improve Corporate governance--to make companies and their executives more accountable for their financial statements--and to strengthen the integrity and independence of Wall Street brokerage research.

Mortgage-backed securities were strong performers--with returns in excess of those for U.S. Treasury securities. In recent years, forecasting prepayments has become more accurate and as a result the market was more prepared for the prepayment wave. Prices and returns of mortgage-backed securities benefited. Some subsectors within asset-backed securities (such as securitized credit card, auto and some home equity debt) also performed well, as by their nature these securities are not greatly affected by mortgage refinancing activity. Investors were anxious to avoid the event risk in the Corporate bond market, and the mortgage-backed and asset-backed markets were the beneficiaries.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

We were fortunate during the first quarter to have moved out of some of the Corporate bond issues, including Tyco and Worldcom, that caused the greatest problems for many other bond funds.

As mentioned previously, we began an ongoing process of refocusing the Fund's corporate holdings on those high quality companies whose businesses we know and understand well. Throughout the year we have emphasized conservative, higher-quality and more defensive issues. Late in the year there were tremendous opportunities in the Corporate market, and we were able to also make very timely purchases of companies whose securities were beaten down badly earlier in the year.

We were also overweighted in mortgage-backed and asset-backed securities, a strategy we have had in place for a long time now.

What were among the weakest performing sectors for the Fund?

The Income Fund currently owns two bonds issed by Conseco Corporation, Greentree Home Equity and Greentree Financial Corporation. Although Conseco has filed for bankruptcy protection, the bonds that the Fund owns are asset backed securities, rated A2 and AA, respectively, by independent rating organizations. We believe that bondholders such as ourselves are well-protected and that the principal will be returned.

Some of our Asset-backed issues were under pressure late in the year, reflecting weakness in that sector that resulted from concern about companies involved in the sub-prime lending business.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook is positive, albeit a bit cautious. It bears noting that 2002 marked the third consecutive year that bonds outperformed stocks, an event that has not occurred since 1939-1941. It would not be surprising, therefore, for the market to pause and "take a breather" in 2003.

We believe that we are pretty close to the low in interest rates for the year. As the outlook for a gradual improvement in the economy begins to take hold, interest rates should trend higher. A strengthening economy, nonetheless, should bode well for Corporate bond prices. Historically the November through April time period also tends to be a positive one for stocks and bonds.

December 31, 2002                                         William Blair Funds 29

We intend to underweight U.S. government agency securities in favor of Corporate issues. We have shortened maturities in order to avoid the declines in bond prices that may result from rising rates. By design, we have invested in securities for the Fund's portfolio that generate enough cash to enable us to reinvest funds in what we expect to be a firming rate environment, thereby providing the Fund with some protection as rates move higher.

Were there any management changes in the Fund in 2002?

Bentley Myer, co-managed the Fund through July 31, 2002, at which time Christopher T. Vincent joined the team. Chris has nineteen years of experience in fixed-income portfolio management. We thank Bentley for his many years of fine contribution to the Fund.

30 Annual Report                                               December 31, 2002

Income Fund

Performance Highlights*

                               2002          2001       2000       1999       1998
Income Fund (Class A)          7.86%         7.26%      10.20%     .27%       6.80%
Lehman Intermediate
Government/Credit Bond Index   9.84          8.96       10.12      .39        8.44

 Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends*

                                    [CHART]

Average Annual Total Return
      Class A Shares
  (period ended 12/31/02)

     1 Year       7.86%
     5 Years      6.42%
    10 Years      6.26%

                             12/92   12/93   12/94   12/95   12/96   12/97   12/98   12/99   12/00   12/01   12/02
Income Fund                 10,000  10,700  10,600  12,100  12,500  13,400  14,400  14,400  15,900  17,000  18,400
Lehman Intermediate         10,000  10,900  10,700  12,300  12,800  13,800  15,000  15,000  16,600  18,000  19,800
Gov/Credit Bond

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 25, 1999. Class A shares are not for sale.

*Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all investments in the Fund performed as well, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2002                                         William Blair Funds 31

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all amounts in thousands)

      --------  ------------------------------------------------- -------
      Principal Amount                                              Value
      ----------------------------------------------------------  -------
      U.S. Government and U.S. Government Agency
       Guaranteed Obligations--45.5%
      U.S. Treasury--6.7%
      $  3,000  U.S. Treasury Note, 6.000%, due 8/15/09.......... $ 3,488
         8,075  U.S. Treasury Note, 6.500%, due 2/15/10..........   9,652
      --------                                                    -------
        11,075  Total U.S. Treasury Obligations..................  13,140
      --------                                                    -------

      U.S. Government Guaranteed Obligations--1.4%
      Veterans Administration--1.2%
                Vendee Mortgage Trust, 96-3 2J, 7.750%, due
         2,251   6/15/05.........................................   2,361
      --------                                                    -------
      Small Business Administration--0.2%
            --  Receipt for Multiple Originator Fees, #3, 0.819%,
                due 11/08/08 (Interest Only) WAC                      124
           236  Loan #100023, 9.375%, due 11/25/14...............     259
      --------                                                    -------
           236  Total Small Business Administration Obligations..     383
      --------                                                    -------

      U.S. Government Agency Guaranteed
       Obligations--37.4%
      Federal Home Loan Mortgage Corp. (FHLMC)--26.5%
         3,010  #G10067, 7.000%, due 1/1/08......................   3,200
           940  #G10147, 8.500%, due 2/1/08......................   1,012
         4,016  #1612, Tranche SE, 8.100%, due 11/15/08, VRN.....   4,347
           625  #1261, Tranche N, 8.000%, due 12/15/08...........     630
           133  MCF, Tranche A4, 8.700%, due 12/30/08............     136
         2,546  #G90019, 7.500%, due 12/17/09....................   2,730
         5,500  FHLMC, 7.000%, due 3/15/10.......................   6,597
         2,340  #E65418, 7.000%, due 8/1/10......................   2,488
         2,567  #G10457, 7.000%, due 2/1/11......................   2,727
         2,318  #E00436, 7.000%, due 6/1/11......................   2,463
         5,056  #E90630, 6.000%, due 7/1/12......................   5,330
         1,763  #G10708, 6.500%, due 8/1/12......................   1,861
           860  #G11218, 7.000%, due 10/1/12.....................     916
         3,668  #E72924, 7.000%, due 10/1/13.....................   3,897
         1,504  #E81908, 8.500%, due 12/1/15.....................   1,627
         1,422  #C67537, 9.500%, due 8/1/21......................   1,580
         4,302  #1578, Tranche H, 6.650%, due 7/15/22............   4,402
         4,151  #G21, Tranche J, 6.250%, due 8/25/22.............   4,322
         1,726  #1608, Tranche SE, 8.959%, due 6/15/23, VRN......
      --------                                                      1,769
                                                                  -------
        48,447  Total FHLMC Mortgage Obligations.................  52,034
      --------                                                    =======

           -------   ----------------------------------------- -------
           Principal Amount                                      Value
           -------------------------------------------------   -------
           Federal National Mortgage Association (FNMA)--10.9%
           $ 3,118   #545560, 8.000%, due 5/1/07.............. $ 3,319
               968   #577393, 10.000%, due 6/1/11.............   1,089
             2,176   #577395, 10.000%, due 8/1/11.............   2,451
             1,486   #593561, 9.500%, due 8/1/14..............   1,654
             4,440   #567027, 7.000%, due 9/1/14..............   4,727
             2,890   #598453, 7.000%, due 6/1/15..............   3,082
             4,000   #1996-14, Tranche B, 3.801%, due 4/25/23.   4,021
                     #1993-19, Tranche SH, 11.234%,
                10    due 4/25/23, VRN........................      14
               931   #2001-11, Tranche SC, 19.058%,
                      due 1/25/24, VRN........................     977
                23   #1994-72, Tranche SA, 9.750%,                  24
           -------    due 4/25/24, VRN........................ -------
            20,042   Total FNMA Mortgage Obligations..........  21,358
           -------                                             -------
            82,051   Total U.S. Government and U.S. Government  89,276
           -------    Agency Guaranteed Obligations........... -------

                See accompanying Notes to Financial Statements.

32  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2002 (all amounts in thousands)

                                                            NRSRO
       Principal                                           Rating
       Amount                                         (unaudited)   Value
       --------- ---------------------                  ----------- -----
       Collateralized Mortgage Obligations--24.5%
        $   515  Prudential Home Securities, 1992-13,
                  Tranche B-2, 7.500%, due 6/25/07...       A     $   528
          2,500  Security National Mortgage Loan
                  Trust, 2002-2A, Tranche M2,
                  6.460%, due 8/25/08................       A       2,537
          2,960  Security National Mortgage Loan
                  Trust, 2001-2A, Tranche B,
                  8.100%, due 10/25/20...............     BBB       3,083
          2,000  First Plus, 1998-3, Tranche A7,
                  6.950%, due 10/10/22...............     Aaa       2,072
          2,955  First Plus, 1997-4, Tranche M2,
                  7.330%, due 9/11/23................       A       3,073
          1,750  First Plus, 1997-4, Tranche A8,
                  7.310%, due 9/11/23................     AAA       1,837
          1,719  First Plus, 1998-2, Tranche M2,
                  7.510%, due 5/10/24................      A2       1,798
            485  First Plus, 1998-3, Tranche M2,
                  7.420%, due 5/10/24................      A2         508
          2,200  Security National Mortgage Loan
                  Trust, 2000-2, Tranche B, 9.510%,
                  due 9/25/24........................      A2       2,362
          2,655  Security National Mortgage Loan
                  Trust, 2000-1, Tranche B, 9.250%,
                  due 2/25/25........................      A2       2,773
          2,888  CIT Home Equity, 98-1 M2,
                  6.720%, due 9/15/27................      A-       3,015
          4,056  Structured Asset Securities
                  Corporation, 1997-4, Tranche B2,
                  6.986%, due 12/25/27...............     AA+       4,177
          4,425  Green Tree Home Equity, 1998-E,
                  Tranche HEM2, 7.270%, due
                  6/15/28............................      A2       4,610
          1,014  Security National Mortgage Loan
                  Trust, 2001-1, Tranche B, 8.070%,
                  due 11/25/28.......................       A       1,067
          3,915  Delta Funding Home Equity Loan
                  Trust, 2000-2, Tranche A6F,
                  7.970%, due 8/15/30................     AAA       4,209
          4,500  Green Tree Financial Corporation,
                  1999-5, Tranche A4, 7.330%, due
                  4/1/31.............................      AA       4,711
          5,886  Merit Securities Corp., Series 13,
        -------
                  Tranche M2, 7.880%, due
                  12/28/33...........................      A2       5,692

                                                                  -------
         46,423  Total Collateralized Mortgage
        -------
                  Obligations........................              48,052

                                                                  -------

       Corporate Obligations--26.4%
          2,000  Abbott Laboratories, 5.625%, due
                  7/1/06.............................      AA       2,186
          3,325  Block Financial Corporation,
                  8.500%, due 4/15/07................    BBB+       3,832

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch.

                                                           NRSRO
       Principal                                          Rating
       Amount                                        (unaudited)    Value
       --------- --------------------                  ----------- ------
       Corporate Obligations--(continued)
       $  2,000  Mellon Bank NA, 7.375%, due
                  5/15/07...........................      A+     $  2,310
          2,750  Applied Materials, Inc., 6.750%,
                  due 10/15/07......................      A-        3,078
          3,825  Cardinal Health, Inc., 6.250%, due
                  7/15/08...........................       A        4,299
          3,475  ConocoPhillips, 8.750%, due
                  5/25/10...........................      A-        4,349
          2,300  Household Finance Corporation,
                  8.000%, due 7/15/10...............      A-        2,598
          1,500  Boeing Capital Corporation,
                  7.375%, due 9/27/10...............      A+        1,674
          1,500  Citigroup, Inc., 7.250%, due
                  10/1/10...........................      A+        1,741
          1,500  Ford Motor Credit Corporation,
                  7.375%, due 2/1/11................     BBB        1,459
          3,200  Morgan Stanley, 6.750%, due
                  4/15/11...........................     AA-        3,556
          3,750  First Data Corporation, 5.625%,
                  due 11/1/11.......................      A+        3,968
          4,000  General Motors Acceptance
                  Corporation, 6.875%, due
                  9/15/11...........................     BBB        3,989
          2,850  National Rural Utility Cooperative,
                  7.250%, due 3/1/12................       A        3,269
          2,425  GE Capital Corporation, 6.000%,
                  due 6/15/12.......................     AAA        2,618
          2,000  SLM Corporation, 5.125%, due
                  8/27/12...........................       A        2,051
          2,000  Verizon Global Funding
                  Corporation, 7.375%, due 9/1/12...      A+        2,301
          2,300  Cox Communications Inc.,
       --------
                  7.125%, due 10/1/12...............     BBB        2,555

                                                                 --------
         46,700  Total Corporate Obligations........               51,833
       --------                                                  --------
        175,174  Total Long-Term Investments--96.4%
       --------
                  (Cost $181,936)...................              189,161

                                                                 --------

       Short-Term Investments--1.9%
          3,660  American Express Corporation,
       --------
                  VRN 1.285%, due 1/2/03............      A+        3,660

                                                                 --------
          3,660  Total Short-Term Investments
       --------
                  (Cost $3,660).....................                3,660

                                                                 --------
       $178,834  Total Investments--98.3%
       ========
                  (Cost $185,596)...................              192,821
                 Cash and other assets, less
                  liabilities--1.7%.................                3,315

                                                                 --------
                 Net Assets--100.0%.................             $196,136
                                                                 ========

                See accompanying Notes to Financial Statements.

December 31, 2002                                       William Blair Funds  33

--------------------------------------------------------------------------------
    Statements of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 2002 (all dollar amounts in thousands)

                                                                                                      Tax-
                                                                                                   Managed  Large Cap  Small Cap
                                                                                                    Growth     Growth     Growth
                                                                                     Growth Fund      Fund       Fund       Fund
                                                                                    -----------  --------  ----------  ---------
Assets
Investments in securities, at cost................................................. $   247,685  $  5,301  $    6,002  $  71,245
Investments in Affiliated Fund, at cost............................................       4,683       149         149      5,208
                                                                                    -----------  --------  ----------  ---------
Investments in securities, at value................................................ $   251,227  $  4,970  $    5,318     73,461
Investments in Affiliated Fund, at value...........................................       4,683       149         149      5,208
Cash...............................................................................          --        --           8         --
Cash segregated for options written................................................          --       193          --         --
Receivable for fund shares sold....................................................          78        --           5        431
Receivable for investment securities sold..........................................          --        --          --        136
Receivable from Advisor............................................................          --        10           2         --
Dividend and interest receivable...................................................         326         6           8         53
Prepaid insurance..................................................................           7        --          --          3
                                                                                    -----------  --------  ----------  ---------
       Total assets................................................................     256,321     5,328       5,490     79,292
Liabilities
Payable for investment securities purchased........................................          30        --          --        406
Payable for options written, at value (premium received $6)........................          --         4          --         --
Payable for fund shares redeemed...................................................         376         3          --        196
Management fee payable.............................................................         179         4           4         66
Distribution and shareholder services fee payable..................................           8        --          --          5
Other accrued expenses.............................................................         103        14          17         38
                                                                                    -----------  --------  ----------  ---------
       Total liabilities...........................................................         696        25          21        711
                                                                                    -----------  --------  ----------  ---------
        Net Assets................................................................. $   255,625  $  5,303  $    5,469  $  78,581
                                                                                    ===========  ========  ==========  =========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest....................................... $        31  $      1  $        1  $       6
  Capital paid in excess of par value..............................................     284,497     7,493      11,244     85,396
  Undistributed net investment income (loss).......................................          --        --          --         --
  Accumulated realized gain (loss).................................................     (32,445)   (1,862)     (5,092)    (9,037)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.       3,542      (329)       (684)     2,216
                                                                                    -----------  --------  ----------  ---------
        Net Assets................................................................. $   255,625  $  5,303  $    5,469  $  78,581
                                                                                    ===========  ========  ==========  =========

Class A Shares

     Net Assets                                                         $         2      $        2         $       1    $        3
     Shares Outstanding                                                         200             200               200           200
     Net Asset Value Per Share                                          $      8.05      $     6.85         $    4.78    $    13.72

Class B Shares

     Net Assets                                                         $         1      $        1         $       1    $        3
     Shares Outstanding                                                         200             200               200           200
     Net Asset Value Per Share                                          $      7.82      $     6.69         $    4.67    $    13.40

Class C Shares

     Net Assets                                                         $         2      $        1         $       1    $        3
     Shares Outstanding                                                         200             200               200           200
     Net Asset Value Per Share                                          $      7.82      $     6.69         $    4.60    $    13.40

                 See accompanying Notes to Financial Statement

34 Annual Report                                               December 31, 2002

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2002 (all dollar amounts in thousands)


                                                                                           Tax-Managed    Large Cap    Small Cap
                                                                              Growth Fund  Growth Fund  Growth Fund  Growth Fund
                                                                              -----------  -----------  -----------  -----------
Investment income
  Dividends..................................................................    $  1,437      $    39      $    35     $    179
  Less foreign tax withheld..................................................          --           --           --           --
  Interest...................................................................           2           --           --           --
                                                                                 --------      -------      -------     --------
    Total income.............................................................       1,439           39           35          179
Expenses
  Investment advisory fees...................................................       2,349           48           42          767
  Distribution fees..........................................................         111           --           --           48
  Shareholder services fees..................................................          --           --           --           --
  Custodian fees.............................................................          90           15           15           44
  Transfer agent fees........................................................         237            7            8           55
  Professional fees..........................................................          58           24           20           32
  Registration fees..........................................................          29           28           28           32
  Other expenses.............................................................         199            2            4           41
                                                                                 --------      -------      -------     --------
    Total expenses before waiver.............................................       3,073          124          117        1,019
    Less expenses waived and absorbed by the Advisor.........................          --          (55)         (58)         (45)
                                                                                 --------      -------      -------     --------
    Net expenses.............................................................       3,073           69           59          974
                                                                                 --------      -------      -------     --------
    Net investment income (loss).............................................      (1,634)         (30)         (24)        (795)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..................................     (22,469)        (906)      (1,403)      (6,617)
                                                                                 --------      -------      -------     --------
Change in net unrealized appreciation (depreciation) on investments and other
 assets and liabilities......................................................     (71,443)        (842)        (357)      (6,949)
                                                                                 --------      -------      -------     --------
Net increase (decrease) in net assets resulting from operations..............    $(95,546)     $(1,778)     $(1,784)    $(14,361)
                                                                                 ========      =======      =======     ========

                 See accompanying Notes to Financial Statements.

December 31, 2002                                        William Blair Funds  35

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2002 and 2001 (all amounts in thousands)

                                                                                                             Growth
                                                                                                               Fund
                                                                                               --------------------
                                                                                                    2002       2001
                                                                                               ---------  ---------
Operations
  Net investment income (loss)................................................................ $  (1,634) $  (1,606)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................   (22,469)    (5,589)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   (71,443)   (66,914)
                                                                                               ---------  ---------
  Net increase (decrease) in net assets resulting from operations.............................   (95,546)   (74,109)
Distributions to shareholders from
  Net investment income.......................................................................        --         --
  Net realized gain...........................................................................        --     (4,993)
                                                                                               ---------  ---------
                                                                                                      --     (4,993)
Capital stock transactions
  Net proceeds from sale of shares............................................................    27,832     39,185
  Shares issued in reinvestment of income dividends and capital gain distributions............        --      4,405
  Less cost of shares redeemed................................................................   (62,757)  (129,379)
                                                                                               ---------  ---------
  Net increase (decrease) in net assets resulting from capital share transactions.............   (34,925)   (85,789)
                                                                                               ---------  ---------
  Increase (decrease) in net assets...........................................................  (130,471)  (164,891)
Net assets
  Beginning of year...........................................................................   386,096    550,987
                                                                                               ---------  ---------
  End of year................................................................................. $ 255,625  $ 386,096
                                                                                               =========  =========
Undistributed net investment income (loss) at the end of the year............................. $      --  $      --
                                                                                               =========  =========

                                                                                                          Tax-
                                                                                                       Managed         Large Cap
                                                                                                        Growth            Growth
                                                                                                          Fund              Fund
                                                                                               ----------------  ----------------
                                                                                                 2002     2001     2002     2001
                                                                                               -------- -------  ------- --------
Operations
  Net investment income (loss)................................................................ $   (30) $  (19) $   (24) $   (42)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................    (906)   (862)  (1,403)  (3,191)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................    (842)    479     (357)   1,057
                                                                                               -------  ------  -------  -------
  Net increase (decrease) in net assets resulting from operations.............................  (1,778)   (402)  (1,784)  (2,176)
Distributions to shareholders from
  Net investment income.......................................................................      --      --       --       --
  Net realized gain...........................................................................      --      --       --       --
                                                                                               -------  ------  -------  -------
                                                                                                    --      --       --       --
Capital stock transactions
  Net proceeds from sale of shares............................................................     604   3,483    3,515    1,372
  Shares issued in reinvestment of income dividends and capital gain distributions............      --      --       --       --
  Less cost of shares redeemed................................................................    (734)   (871)  (2,253)  (4,200)
                                                                                               -------  ------  -------  -------
  Net increase (decrease) in net assets resulting from capital share transactions.............    (130)  2,612    1,262   (2,828)
                                                                                               -------  ------  -------  -------
  Increase (decrease) in net assets...........................................................  (1,908)  2,210     (522)  (5,004)
Net assets
  Beginning of year...........................................................................   7,211   5,001    5,991   10,995
                                                                                               -------  ------  -------  -------
  End of year................................................................................. $ 5,303  $7,211  $ 5,469  $ 5,991
                                                                                               =======  ======  =======  =======
Undistributed net investment income (loss) at the end of the year............................. $    --  $   --  $    --  $    --
                                                                                               =======  ======  =======  =======


                                                                                                         Small Cap
                                                                                                            Growth
                                                                                                              Fund
                                                                                               -------------------
                                                                                                 2002         2001
                                                                                               --------  ---------
Operations
  Net investment income (loss)................................................................ $   (795) $   (381)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................   (6,617)   (1,804)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   (6,949)   10,117
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from operations.............................  (14,361)    7,932
Distributions to shareholders from
  Net investment income.......................................................................       --        --
  Net realized gain...........................................................................       --        --
                                                                                               --------  --------
                                                                                                     --        --
Capital stock transactions
  Net proceeds from sale of shares............................................................   58,966    38,305
  Shares issued in reinvestment of income dividends and capital gain distributions............       --        --
  Less cost of shares redeemed................................................................  (20,682)  (20,357)
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from capital share transactions.............   38,284    17,948
                                                                                               --------  --------
  Increase (decrease) in net assets...........................................................   23,923    25,880
Net assets
  Beginning of year...........................................................................   54,658    28,778
                                                                                               --------  --------
  End of year................................................................................. $ 78,581  $ 54,658
                                                                                               ========  ========
Undistributed net investment income (loss) at the end of the year............................. $     --  $     --
                                                                                               ========  ========

                 See accompanying Notes to Financial Statements.

36  Annual Report                                             December 31, 2002

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2002 (all dollar amounts in thousands)

                                                                         International       Value
                                                                                Growth   Discovery       Income
                                                                                  Fund        Fund         Fund
                                                                         ------------- ----------- ------------
Assets
Investments in securities, at cost......................................  $   770,582  $  187,079  $   185,596
Investments in Affiliated Fund, at cost.................................       21,667       5,629           --
                                                                          -----------  ----------  -----------
Investments in securities, at value.....................................  $   749,944  $  187,622  $   192,821
Investments in Affiliated Fund, at value................................       21,667       5,629           --
Cash....................................................................           16          27           --
Foreign currency, at value (cost $7,227)................................        7,250          --           --
Receivable for fund shares sold.........................................        2,799         220        1,849
Receivable for investment securities sold...............................          623          --           --
Dividend and interest receivable........................................          609         174        1,876
Prepaid insurance.......................................................           30           6            5
                                                                          -----------  ----------  -----------
       Total assets.....................................................      782,938     193,678      196,551
Liabilities
Payable for investment securities purchased.............................        2,010       2,221           --
Payable for fund shares redeemed........................................        1,221         354          265
Management fee payable..................................................          615         175           95
Distribution and shareholder services fee payable.......................           95           5            3
Payable to Advisor......................................................           --          57           --
Dividend payable........................................................           --          --           --
Other accrued expenses..................................................          209          64           52
                                                                          -----------  ----------  -----------
       Total liabilities................................................        4,150       2,876          415
                                                                          -----------  ----------  -----------
        Net Assets......................................................  $   778,788  $  190,802  $   196,136
                                                                          ===========  ==========  ===========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................  $        59  $       12  $        19
  Capital paid in excess of par value...................................      913,244     192,396      196,466
  Undistributed net investment income (loss)............................         (448)         --        1,103
  Accumulated realized gain (loss)......................................     (113,480)     (2,149)      (8,677)
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................      (20,587)        543        7,225
                                                                          -----------  ----------  -----------
        Net Assets......................................................  $   778,788  $  190,802  $   196,136
                                                                          ===========  ==========  ===========

Class A Shares
  Net Assets ...........................................................  $         3  $        3  $         1
  Shares Outstanding ...................................................          200         200          200
  Net Asset Value Per Share ............................................  $     13.12  $    15.54  $      6.40
Class B Shares
  Net Assets ...........................................................  $         3  $        3  $         2
  Shares Outstanding ...................................................          200         200          200
  Net Asset Value Per Share ............................................  $     12.64  $    16.07  $     10.51
Class C Shares
  Net Assets ...........................................................  $         3  $        3  $         2
  Shares Outstanding ...................................................          200         200          200
  Net Asset Value Per Share ............................................  $     12.64  $    16.07  $     10.66

                 See accompanying Notes to Financial Statements.

December 31, 2002                                         William Blair Funds 37

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2002 (all dollar amounts in thousands)

                                                                                          International     Value
                                                                                                 Growth Discovery  Income
                                                                                                   Fund      Fund    Fund
                                                                                          ------------- --------- -------
Investment income
  Dividends..............................................................................   $   7,583   $  2,711  $    --
  Less foreign tax withheld..............................................................        (742)        --       --
  Interest...............................................................................         120         --   11,092
                                                                                            ---------   --------  -------
    Total income.........................................................................       6,961      2,711   11,092
Expenses
  Investment advisory fees...............................................................       6,089      2,262      968
  Distribution fees......................................................................         779         58       27
  Shareholder services fees..............................................................          --         --       --
  Custodian fees.........................................................................         590         73       63
  Transfer agent fees....................................................................         386        115       57
  Professional fees......................................................................          67         46       30
  Registration fees......................................................................          83         34       33
  Other expenses.........................................................................         228         61       59
                                                                                            ---------   --------  -------
    Total expenses before waiver.........................................................       8,222      2,649    1,237
     Less expenses recovered by (waived and absorbed by) the Advisor.....................          --         57       --
                                                                                            ---------   --------  -------
    Net expenses.........................................................................       8,222      2,706    1,237
                                                                                            ---------   --------  -------
    Net investment income (loss).........................................................      (1,261)         5    9,855
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..............................................     (59,049)    (2,036)     699
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................      (4,119)        --       --
                                                                                            ---------   --------  -------
    Total net realized gain (loss).......................................................     (63,168)    (2,036)     699
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................     (42,144)   (27,263)   3,784
                                                                                            ---------   --------  -------
Net increase (decrease) in net assets resulting from operations..........................   $(106,573)  $(29,294) $14,338
                                                                                            =========   ========  =======

                 See accompanying Notes to Financial Statements

38 Annual Report                                               December 31, 2002

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2001 and 2002 (all amounts in thousands)

                                                                                               International               Value
                                                                                                      Growth           Discovery
                                                                                                        Fund                Fund
                                                                                       --------------------- -------------------
                                                                                             2002       2001      2002      2001
                                                                                       ---------- ---------- --------- ---------
Operations
  Net investment income (loss)........................................................ $  (1,261) $     182  $      5  $    556
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities.............................................................   (63,168)   (42,022)   (2,036)    5,819
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities.............................   (42,144)   (12,050)  (27,263)   10,754
                                                                                       ---------  ---------  --------  --------
    Net increase (decrease) in net assets resulting from operations...................  (106,573)   (53,890)  (29,294)   17,129
Distributions to shareholders from
  Net investment income...............................................................        --         --        --      (559)
  Net realized gain...................................................................        --         --        --    (5,904)
                                                                                       ---------  ---------  --------  --------
                                                                                              --         --        --    (6,463)
Capital stock transactions
  Net proceeds from sale of shares....................................................   680,558    287,090   140,291    81,461
  Shares issued in reinvestment of income dividends and capital gain
   distributions......................................................................        --         --        --     6,285
  Less cost of shares redeemed........................................................  (249,252)  (113,033)  (69,487)  (23,213)
                                                                                       ---------  ---------  --------  --------
    Net increase (decrease) in net assets resulting from capital stock transactions...   431,306    174,057    70,804    64,533
                                                                                       ---------  ---------  --------  --------
    Increase (decrease) in net assets.................................................   324,733    120,167    41,510    75,199
Net assets
  Beginning of year...................................................................   454,055    333,888   149,292    74,093
                                                                                       ---------  ---------  --------  --------
  End of year......................................................................... $ 778,788  $ 454,055  $190,802  $149,292
                                                                                       =========  =========  ========  ========
Undistributed net investment income (loss) at the end of the year..................... $    (448) $     622  $     --  $     --
                                                                                       =========  =========  ========  ========

                                                                                                    Income
                                                                                                      Fund
                                                                                       -------------------
                                                                                            2002      2001
                                                                                       --------- ---------
Operations
  Net investment income (loss)........................................................ $  9,855  $  9,662
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities.............................................................      699     1,059
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities.............................    3,784     1,575
                                                                                       --------  --------
    Net increase (decrease) in net assets resulting from operations...................   14,338    12,296
Distributions to shareholders from
  Net investment income...............................................................   (9,411)  (10,451)
  Net realized gain...................................................................       --        --
                                                                                       --------  --------
                                                                                         (9,411)  (10,451)
Capital stock transactions
  Net proceeds from sale of shares....................................................   47,101    35,686
  Shares issued in reinvestment of income dividends and capital gain
   distributions......................................................................    6,897     7,689
  Less cost of shares redeemed........................................................  (39,053)  (36,702)
                                                                                       --------  --------
    Net increase (decrease) in net assets resulting from capital stock transactions...   14,945     6,673
                                                                                       --------  --------
    Increase (decrease) in net assets.................................................   19,872     8,518
Net assets
  Beginning of year...................................................................  176,264   167,746
                                                                                       --------  --------
  End of year......................................................................... $196,136  $176,264
                                                                                       ========  ========
Undistributed net investment income (loss) at the end of the year..................... $  1,103  $     --
                                                                                       ========  ========

                See accompanying Notes to Financial Statements.

December 31, 2002                                        William Blair Funds  39

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies


(a)  Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios (the "Portfolios"), each with its own investment objectives and policies.

Equity Portfolios                      International Portfolios
-----------------                      ------------------------
Growth                                 International Growth
Tax-Managed Growth                     Institutional International Growth
Large Cap Growth                       Fixed Income Portfolio
                                       ----------------------
Small Cap Growth                       Income
Value Discovery

The investment objectives of the Portfolios are as follows:

Equity                       Long term capital appreciation.
International                Long term capital appreciation.
Fixed Income                 High level of current income consistent relative to
                             stability of principal.

The Institutional International Growth Fund issues a separate report.

(b)  Share Classes

Five different classes of shares currently exist. These share classes were offered for sale from November 2, 1999 until May 25, 2001. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B, and Class C. All of the remaining shareholders in these classes exchanged their shares to Class N shares of their respective portfolio as of May 25, 2001. The table below describes the Class A shares, Class B shares and Class C shares covered by this report:

  Class                               Description
  -----                               -----------
     A      Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75%).

     B Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions.
            Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).

     C Class C shares are sold without and initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c)  Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of December 31, 2002, there were no securities requiring fair valuation by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d)  Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio were the rates in effect on December 31, 2002. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short term securities (maturities less than one year) and the effective interest method for long term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the periods ended December 31, 2002 and 2001, the Income Portfolio recognized a reduction in interest income and an reduction in the net realized loss of $948 and $357 (in thousands), respectively, related to losses on its collateralized mortgage and asset-backed securities' paydowns. This reclassification has no effect on net assets.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e)  Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial

40 Annual Report                                               December 31, 2002
reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2002, the following reclassifications were recorded:

                                                                      Accumulated
                                                   Undistributed    Undistributed    Capital Paid
                                                  Net Investment     Net Realized    In Excess of
                   Portfolio                      Income / (Loss)    Gain / (Loss)      Par Value
                   ---------                      ---------------    -------------      ---------
                   Growth                                  $1,634        $       -        $(1,634)
                   Tax-Managed Growth                          30                -            (30)
                   Large Cap Growth                            24                -            (24)
                   Small Cap Growth                           795                -           (795)
                   International Growth                       191           (4,450)         4,259
                   Value Discovery                            (5)              106           (101)
                   Income                                     659             (597)           (62)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows (in thousands):

                                           Distributions Paid in 2002         Distributions Paid in 2001
                                           --------------------------         --------------------------
                                            Ordinary        Long-Term          Ordinary        Long-Term
        Portfolio                             Income    Capital Gains            Income    Capital Gains
        ---------                             ------    -------------            ------    -------------
        Growth                               $     -               $-           $     -           $4,993
        Tax-Managed Growth                         -                -                 -                -
        Large Cap Growth                           -                -                 -                -
        Small Cap Growth                           -                -                 -                -
        International Growth                       -                -                 -                -
        Value Discovery                            -                -             1,395            5,068
        Income                                 9,411                -            10,451                -

As of December 31, 2002 the components of distributable earnings on a tax basis were as follows (in thousands):


                                                                                                        Net
                                       Undistributed                        Undistributed        Unrealized
                                            Ordinary      Capital Loss          Long-Term    Appreciation /
        Portfolio                             Income      Carryforward               Gain    (Depreciation)
        ---------                             ------      ------------               ----    --------------
        Growth                               $     -           $27,414                 $-         $     857
        Tax-Managed Growth                         -             1,863                  -              (331)
        Large Cap Growth                           -             4,789                  -              (934)
        Small Cap Growth                           -             6,029                  -               461
        International Growth                       -            91,452                  -           (23,399)
        Value Discovery                            -             1,578                  -               521
        Income                                 1,103             8,389                  -             7,139

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve the similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option Writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation / (depreciation) at December 31, 2002, were as follows (in thousands):

                                                                                                        Net
                                                                   Gross            Gross        Unrealized
                                              Cost of         Unrealized       Unrealized    Appreciation /
        Portfolio                         Investments       Appreciation     Depreciation    (Depreciation)
        ---------                         ------------      ------------     ------------    --------------
        Growth                               $255,053            $49,253          $48,396          $    857
        Tax-Managed Growth                      5,450                510              841              (331)
        Large Cap Growth                        6,401                335            1,269              (934)
        Small Cap Growth                       78,209              7,286            6,825               461
        International Growth                  795,010             48,585           71,984           (23,399)
        Value Discovery                       192,730             27,929           27,408               521
        Income                                185,682              7,908              769             7,139

At December 31, 2002, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio                     2003    2004     2005     2006    2007     2008          2009       2010      Total
---------                     ----    ----     ----     ----    ----     ----          ----       ----      -----
Growth                        $  -  $    -     $  -     $  -  $    -   $    -       $ 4,332    $23,082   $ 27,414
Tax-Managed Growth               -       -        -        -       -       94           732      1,037      1,863
Large Cap Growth                 -       -        -        -       -      493         2,714      1,582      4,789
Small Cap Growth                 -       -        -        -       -        -         2,137      3,892      6,029
International Growth             -       -        -        -       -        -        31,564     59,888     91,452
Value Discovery                  -       -        -        -       -        -             -      1,578      1,578
Income                           -   2,156        -        -   1,249    3,292             -      1,692      8,389

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $521 (in thousands) in 2002, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2002 through December 31, 2002, the following portfolios incurred net capital losses. Each portfolio intends to treat this loss as having occurred in fiscal year 2003 for Federal income tax purposes (in thousands) :

           Portfolio                             Amount
           ---------                             ------
           Growth                               $ 2,400
           Tax-Managed Growth                         -
           Large Cap Growth                          53
           Small Cap Growth                       1,253
           International Growth                  19,788
           Value Discovery                          549
           Income                                   202


(i)  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

December 31, 2002                                         William Blair Funds 41

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                               International Portfolio
-----------------                               -----------------------
Growth                                   0.75%  International Growth
Tax-Managed Growth                       0.80%       First $250 million            1.10%
Large Cap Growth                         0.80%       Remainder                     1.00%
Small Cap Growth                         1.10%
Value Discovery                          1.15%

Fixed Income Portfolio
----------------------
Income*
First $250 million                       0.25%
Remainder                                0.20%

____________
*Management fee also includes a charge of   5%
of gross income.

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2003, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

Tax-Managed Growth                                                                 1.11%
Large Cap Growth                                                                   1.11%
Small Cap Growth                                                                   1.30%
Value Discovery                                                                    1.33%

The voluntary waivers for Class A, Class B and Class C shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2003, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated . For the year ended December 31, 2002, the Value Discovery Fund reimbursed the Company $57 (in thousands) for previously waived fees and expenses.

42 Annual Report                                               December 31, 2002

For the year ended December 31, 2002, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                                             Expenses
                                                                                         Recovered or
                                          Gross                               Net       (Absorbed) by
    Portfolio                      Advisory Fee       Fee Waiver     Advisory Fee             Advisor
    ---------                      ------------       ----------     ------------             -------
    Growth                               $2,349             $  -           $2,349               $   -
    Tax-Managed Growth                       48               55                -                  (7)
    Large Cap Growth                         42               58                -                 (16)
    Small Cap Growth                        767               45              722                   -
    International Growth                  6,089                -            6,089                   -
    Value Discovery                       2,262                -            2,262                  57
    Income                                  968                -              968                   -

(b)  Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class B shares and Class C shares is 0.75%for all Portfolios.

Distribution fees paid by the Portfolios to the Company, for the year ended December 31, 2002, were as follows (in thousands):

                Portfolio                              Distribution Fees
                ---------                              -----------------
                Growth                                                $-
                Tax-Managed Growth                                     -
                Large Cap Growth                                       -
                Small Cap Growth                                       -
                International Growth                                   -
                Value Discovery                                        -
                Income                                                 -


All of the Portfolios also have a Shareholder Services Agreement with the Company to provide shareholder services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.25% of its average daily net assets in the Class A Class B and Class C classes, except for the Income Portfolio which is 0.15% of its average daily net assets in the Class A Class B and Class C classes. Shareholder services fees paid by the Portfolios to the Company, for the year ended December 31, 2002, were as follows (in thousands):

                                                            Shareholder
                Portfolio                                  Services Fees
                ---------                                  -------------
                Growth                                                $-
                Tax-Managed Growth                                     -
                Large Cap Growth                                       -
                Small Cap Growth                                       -
                International Growth                                   -
                Value Discovery                                        -
                Income                                                 -

(c)  Trustees Fees.

The Portfolios paid fees of $182 (in thousands) to non-affiliated trustees of the Fund for the year ended December 31, 2002. Affiliated trustees are not compensated.

(d.) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees and shareholder service fees earned on the other Portfolios investment in the Ready Reserves Fund. Prior to September 2002, these fees were waived at the Ready Reserves Fund. Fees waived at the Ready Reserves Fund totaled approximately $277 (in thousands). Subsequent to September 2002, these fees were waived at each underlying Portfolio. The fees waived at each Portfolio from September through December 2002 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the year ended December 31, 2002 (in thousands):

                                                Sales        Fees    Dividend                   Percent of
Portfolio                      Purchases     Proceeds      Waived      Income        Value      Net Assets
---------                      ---------     --------      ------      ------        -----      ----------
Growth                          $ 97,280     $ 98,660        $ 11       $  99      $ 4,683           1.8%
Tax-Managed Growth                 2,064        2,705           1           9          149           2.8
Large Cap Growth                   3,807        3,734           -           3          149           2.7
Small Cap Growth                  72,378       74,215          10          78        5,208           6.6
International Growth             405,108      428,102          50         423       21,667           2.8
Value Discovery                   90,088       95,299          14         150        5,629           3.0

(3)  Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2002 were as follows (in thousands):

                Portfolio                          Purchases             Sales
                ---------                          ---------             -----
                Growth                             $  90,441         $ 136,909
                Tax-Managed Growth                     2,742             2,436
                Large Cap Growth                       3,829             2,670
                Small Cap Growth                     124,998            86,397
                International Growth                 844,924           403,172
                Value Discovery                      114,208            36,441
                Income                               133,163           118,288

December 31, 2002                                         William Blair Funds 43

(4)  Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at December 31, 2002.

(5) For the year ended December 31, 2002, the following is a summary of the Tax-Managed Growth Portfolio's written option activity (dollar amounts in thousands):

                                                                                    Number of     Premium
Portfolio                                               Description of Contract     Contracts    Received
---------                                               -----------------------     ---------    --------
Tax-Managed Growth
     Outstanding December 31, 2001                                                          -
     Options written                        UnitedHealth Group Put Jan `03 70.0            50          $3
                                                  BISYS Group Call Feb `03 17.5            15           3
     Options closed                                                                         -           -
                                                                                            -           -
     Outstanding December 31, 2002                                                         65          $6
                                                                                           ==          ==

(6)  Fund Share Transactions

There are no fund share transactions to report as the Funds' Class A, Class B and Class C share were no longer offered for sale after May 25, 2001. Class A shares, Class B shares and Class C shares, each have one open account held by William Blair and Company, L.L.C.. There have been no purchases, reinvestments of dividends or redemptions in these accounts since they initially opened with 200 shares each on May 25, 2001.

44 Annual Report                                               December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                                                       Class A
                                                                             -------------------------------------------------
                                                                                                      Years Ended December 31,
                                                                             -------------   ---------------------------------
                                                                                     2002         2001        2000    1999 (a)
                                                                             -------------   ----------  ----------  ---------
Net asset value, beginning of period ....................................         $ 10.87      $ 12.72     $ 20.09    $ 17.48
Income from investment operations:
   Net investment income (loss) .........................................           (0.07)       (0.05)      (0.06)         -
   Net realized and unrealized gain (loss) on investments ...............           (2.75)       (1.66)      (1.52)      4.05

                                                                             -------------   ----------  ----------  ---------
Total from investment operations ........................................           (2.82)       (1.71)      (1.58)      4.05
Less distributions from:
   Net investment income ................................................               -            -           -          -
   Net realized gain ....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Total distributions .....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Net asset value, end of period ..........................................          $ 8.05      $ 10.87     $ 12.72    $ 20.09
                                                                             =============   ==========  ==========  =========

Total return (%) ........................................................          (25.94)      (13.46)      (7.47)     23.29
Ratios to average daily net assets (%):
   Expenses .............................................................            1.19         1.18        1.13       1.31
   Net investment income (loss) .........................................           (0.73)       (0.57)      (0.29)     (0.23)

                                                                                                                       Class B
                                                                             -------------------------------------------------
                                                                                                      Years Ended December 31,
                                                                             -------------   ---------------------------------
                                                                                     2002         2001        2000    1999 (b)
                                                                             -------------   ----------  ----------  ---------
Net asset value, beginning of period ....................................     $    10.63      $ 12.56     $ 20.07     $ 19.15
Income from investment operations:
   Net investment income (loss) .........................................          (0.13)       (0.14)      (0.20)      (0.02)
   Net realized and unrealized gain (loss) on investments ...............          (2.68)       (1.65)      (1.52)       2.38
                                                                             ------------    ---------   ---------   ---------
Total from investment operations ........................................          (2.81)       (1.79)      (1.72)       2.36
Less distributions from:
   Net investment income ................................................              -            -           -           -
   Net realized gain ....................................................              -         0.14        5.79        1.44
                                                                             ------------    ---------   ---------   ---------

Total distributions .....................................................              -         0.14        5.79        1.44
                                                                             ------------    ---------   ---------   ---------

Net asset value, end of period ..........................................     $     7.82      $ 10.63     $ 12.56     $ 20.07
                                                                             ============    =========   =========   =========

Total return (%) ........................................................         (26.43)      (14.27)      (8.17)      12.43
Ratios to average daily net assets (%):
   Expenses .............................................................           1.94         1.93        1.88        2.03
   Net investment income (loss) .........................................          (1.48)       (1.32)      (1.04)      (1.00)

                                                                                                                       Class C
                                                                             -------------------------------------------------
                                                                                                   Years Ended December  31,
                                                                             -------------   ---------------------------------
                                                                                     2002         2001        2000    1999 (c)
                                                                             -------------   ----------  ----------  ---------
Net asset value, beginning of period ....................................     $     10.63     $  12.54    $  20.06    $ 19.15
Income from investment operations:
   Net investment income (loss) .........................................           (0.13)       (0.14)      (0.20)     (0.03)
   Net realized and unrealized gain (loss) on investments ...............           (2.68)       (1.63)      (1.53)      2.38
                                                                             -------------   ----------  ----------  ---------
Total from investment operations ........................................           (2.81)       (1.77)      (1.73)      2.35
Less distributions from:
   Net investment income ................................................               -            -           -          -
   Net realized gain ....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Total distributions .....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Net asset value, end of period ..........................................     $      7.82     $  10.63    $  12.54    $ 20.06
                                                                             =============   ==========  ==========  =========

Total return (%) ........................................................          (26.43)      (14.13)      (8.22)     12.38
Ratios to average daily net assets (%):
   Expenses .............................................................            1.94         1.93        1.88       2.01
   Net investment income (loss) .........................................           (1.48)       (1.32)      (1.01)     (1.06)

                                                                             -------------------------------------------------
                                                                                                Periods Ended December 31,
                                                                             -------------   ---------------------------------
Supplemental data for all classes:                                                   2002         2001        2000        1999
                                                                             -------------   ---------   ---------   ---------
   Total fund net assets at end of period (in thousands) ................        $255,625     $386,096    $550,987    $818,443
   Portfolio turnover rate (%) ..........................................              29           74          88          52

______________
     (a) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
     (b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

          Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

December 31, 2002                                         William Blair Funds 45

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                                           Class A
                                                                          ---------------------------------------------------------
                                                                                                           Years Ended December 31,
                                                                          ------------   ------------------------------------------
                                                                                  2002       2001           2000         1999 (a)
                                                                          ------------   ------------   ------------   ------------
Net asset value, beginning of period ..................................        $  9.06        $ 10.08        $ 10.18        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................          (0.06)         (0.04)         (0.04)             -
   Net realized and unrealized gain (loss) on investments .............          (2.15)         (0.98)         (0.06)          0.18
                                                                          ------------   ------------   ------------   ------------
Total from investment operations ......................................          (2.21)         (1.02)         (0.10)          0.18
Less distributions from:
   Net investment income ..............................................              -              -              -              -
   Net realized gain ..................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Total distributions ...................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Net asset value, end of period ........................................        $  6.85        $  9.06        $ 10.08        $ 10.18
                                                                          ============   ============   ============   ============

Total return (%) ......................................................         (24.39)        (10.12)         (0.98)          1.80
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ........................           1.36           1.36           1.36           1.36
   Expenses, before waivers and reimbursements ........................           2.22           3.64          11.34           1.36
   Net investment income (loss), net of waivers and reimbursements ....          (0.72)         (0.57)         (0.41)          0.73
   Net investment income (loss), before waivers and reimbursements ....          (1.58)         (2.85)        (10.39)          0.73

                                                                                                                           Class B
                                                                          ---------------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                          ------------   ------------------------------------------
                                                                                  2002       2001           2000         1999 (a)
                                                                          ------------   ------------   ------------   ------------
Net asset value, beginning of period ..................................        $  8.93        $ 10.01        $ 10.18        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................          (0.11)         (0.11)         (0.12)             -
   Net realized and unrealized gain (loss) on investments .............          (2.13)         (0.97)         (0.05)          0.18

                                                                          ------------   ------------   ------------   ------------
Total from investment operations ......................................          (2.24)         (1.08)         (0.17)          0.18
Less distributions from: ..............................................
   Net investment income ..............................................              -              -              -              -
   Net realized gain ..................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Total distributions ...................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Net asset value, end of period ........................................        $  6.69        $  8.93        $ 10.01        $ 10.18
                                                                          ============   ============   ============   ============

Total return (%) ......................................................         (25.08)        (10.79)         (1.67)          1.80
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ........................           2.11           2.11           2.11           2.11
   Expenses, before waivers and reimbursements ........................           2.97           4.39          12.09           2.11
   Net investment income (loss), net of waivers and reimbursements ....          (1.47)         (1.32)         (1.16)         (0.01)
   Net investment income (loss), before waivers and reimbursements ....          (2.33)         (3.60)        (11.14)         (0.01)

                                                                                                                           Class C
                                                                          ----------------------------------------------------------
                                                                                                          Years Ended December  31,
                                                                          ------------   -------------------------------------------
                                                                                  2002       2001             2000       1999 (a)
                                                                          ------------   ------------   ------------   ------------
Net asset value, beginning of period ..................................         $ 8.93        $ 10.01        $ 10.18        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................          (0.11)         (0.11)         (0.12)             -
   Net realized and unrealized gain (loss) on investments .............          (2.13)         (0.97)         (0.05)          0.18
                                                                          ------------   ------------   ------------   ------------
Total from investment operations ......................................          (2.24)         (1.08)         (0.17)          0.18
Less distributions from:
   Net investment income ..............................................              -              -              -              -
   Net realized gain ..................................................              -              -              -              -
                                                                          ------------   ------------   -------------  ------------
Total distributions ...................................................              -              -              -              -
                                                                          ------------   ------------   -------------  ------------
Net asset value, end of period ........................................        $  6.69        $  8.93        $ 10.01        $ 10.18
                                                                          ============   ============   =============  ============

Total return (%) ......................................................         (25.08)        (10.79)         (1.67)          1.80
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ........................           2.11           2.11           2.11           2.11
   Expenses, before waivers and reimbursements ........................           2.97           4.39          12.09           2.11
   Net investment income (loss), net of waivers and reimbursements ....          (1.47)         (1.32)         (1.15)         (0.01)
   Net investment income (loss), before waivers and reimbursements ....          (2.33)         (3.60)        (11.13)         (0.01)

                                                                          ----------------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                          ------------   -------------------------------------------
                                                                                  2002       2001             2000       1999
Supplemental data for all classes:                                        ------------   ------------   ------------   ------------
   Total fund net assets at end of period (in thousands)                        $5,303         $7,211         $5,001         $1,018
   Portfolio turnover rate (%)                                                      44             37             32              -

-----------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

46 Annual Report                                                     December 31

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                                           Class A
                                                                          --------------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                          --------------    --------------------------------------
                                                                                    2002         2001         2000        1999 (a)
                                                                          --------------    ---------   ----------    ------------
Net asset value, beginning of period ..................................           $ 6.69       $ 8.45      $ 10.14         $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................            (0.04)       (0.06)       (0.07)              -
   Net realized and unrealized gain (loss) on investments .............            (1.87)       (1.70)       (1.62)           0.14
                                                                          --------------    ---------   ----------    ------------
Total from investment operations ......................................            (1.91)       (1.76)       (1.69)           0.14
Less distributions from:
   Net investment income ..............................................                -            -            -               -
   Net realized gain ..................................................                -            -            -               -
                                                                          --------------    ---------   ----------    ------------
Total distributions ...................................................                -            -            -               -
                                                                          --------------    ---------   ----------    ------------
Net asset value, end of period ........................................           $ 4.78       $ 6.69       $ 8.45         $ 10.14
                                                                          ==============    =========   ==========    ============

Total return (%) ......................................................           (28.55)      (20.83)      (16.67)           1.40
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ........................             1.36         1.36         1.36            1.36
   Expenses, before waivers and reimbursements ........................             2.45         3.01         2.84            1.36
   Net investment income (loss), net of waivers and reimbursements ....            (0.71)       (0.79)       (0.68)          (0.48)
   Net investment income (loss), before waivers and reimbursements ....            (1.80)       (2.44)       (2.16)          (0.48)


                                                                                                                            Class B
                                                                         ----------------------------------------------------------
                                                                                                           Years Ended December 31,
                                                                         ---------------   ----------------------------------------
                                                                                   2002          2001          2000       1999 (a)
                                                                         ---------------   -----------   -----------    -----------
Net asset value, beginning of period ..................................         $  6.58       $  8.39        $ 10.14       $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................           (0.08)        (0.11)         (0.13)            -
   Net realized and unrealized gain (loss) on investments .............           (1.83)        (1.70)         (1.62)         0.14
                                                                         --------------    ----------    -----------    ----------
Total from investment operations ......................................           (1.91)        (1.81)         (1.75)         0.14
Less distributions from:
   Net investment income ..............................................               -             -              -             -
   Net realized gain ..................................................               -             -              -             -
                                                                         --------------    ----------    -----------    ----------
Total distributions ...................................................               -             -              -             -
                                                                         --------------    ----------    -----------    ----------
Net asset value, end of period ........................................         $  4.67       $  6.58        $  8.39       $ 10.14
                                                                         ==============    ==========    ===========    ==========

Total return (%) ......................................................          (29.03)       (21.57)        (17.26)         1.40
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ........................            2.11          2.11           2.11          2.11
   Expenses, before waivers and reimbursements ........................            3.20          3.76           3.59          2.11
   Net investment income (loss), net of waivers and reimbursements ....           (1.46)        (1.54)         (1.43)        (1.41)
   Net investment income (loss), before waivers and reimbursements ....           (2.55)        (3.19)         (2.91)        (1.41)

                                                                                                                          Class C
                                                                           -------------------------------------------------------
                                                                                                        Years Ended December  31,
                                                                           --------------    -------------------------------------
                                                                                    2002        2001         2000        1999 (a)
                                                                           --------------    ---------  -----------   ------------
Net asset value, beginning of period ..................................           $ 6.57       $ 8.39      $ 10.14        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................            (0.08)       (0.11)       (0.14)             -
   Net realized and unrealized gain (loss) on investments .............            (1.83)       (1.71)       (1.61)          0.14
                                                                           -------------     ---------  ----------    -----------
Total from investment operations ......................................            (1.91)       (1.82)       (1.75)          0.14
Less distributions from:
   Net investment income ..............................................                -            -            -              -
   Net realized gain ..................................................                -            -            -              -
                                                                           -------------     ---------  ----------    -----------

Total distributions ...................................................                -            -            -              -
                                                                           -------------     ---------  ----------    -----------

Net asset value, end of period ........................................           $ 4.66       $ 6.57       $ 8.39        $ 10.14
                                                                           =============     =========  ==========    ===========

Total return (%) ......................................................           (29.07)      (21.69)      (17.26)          1.40
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ........................             2.11         2.11         2.11           2.11
   Expenses, before waivers and reimbursements ........................             3.20         3.76         3.59           2.11
   Net investment income (loss), net of waivers and reimbursements ....            (1.46)       (1.54)       (1.41)         (1.41)
   Net investment income (loss), before waivers and reimbursements ....            (2.55)       (3.19)       (2.89)         (1.41)

                                                                          -------------------------------------------------------
                                                                                                         Years Ended December 31,
                                                                          ------------      -------------------------------------
                                                                                  2002          2001          2000           1999
                                                                          ------------      ---------   ------------   ----------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands)                        $5,469         $5,991        $10,995       $1,153
   Portfolio turnover rate (%)                                                      52             87             95            -

-------------
    (a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

December 31, 2002                                         William Blair Funds 47

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                                           Class A
                                                                      ------------------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                      -------------   --------------------------------------------
                                                                               2002           2001           2000         1999 (a)
                                                                      -------------   ------------  -------------   --------------
Net asset value, beginning of period ...............................  $       16.57   $      13.16  $       10.19   $        10.00
Income from investment operations:
   Net investment income (loss) ....................................          (0.19)         (0.11)         (0.14)               -
   Net realized and unrealized gain (loss) on investments ..........          (2.66)          3.52           3.54             0.19
                                                                      -------------   ------------  -------------   --------------
Total from investment operations ...................................          (2.85)          3.41           3.40             0.19
Less distributions from:
   Net investment income ...........................................              -              -              -                -
   Net realized gain ...............................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Total distributions ................................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Net asset value, end of period .....................................  $       13.72   $      16.57  $       13.16   $        10.19
                                                                      =============   ============  =============   ==============

Total return (%) ...................................................         (17.20)         25.91          33.68             1.90
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements .....................           1.56           1.59           1.60             1.60
   Expenses, before waivers and reimbursements                                 1.62           1.95           2.17             1.60
   Net investment income (loss), net of waivers and reimbursements..          (1.31)         (1.15)         (0.85)           (1.60)
   Net investment income (loss), before waivers and reimbursements..          (1.37)         (1.51)         (1.42)           (1.60)

                                                                                                                           Class B
                                                                      ------------------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                      -------------   --------------------------------------------
                                                                               2002           2001           2000          1999 (a)
                                                                      -------------   ------------  -------------   --------------
Net asset value, beginning of period ...............................  $       16.31   $      13.05  $       10.19   $        10.00
Income from investment operations:
   Net investment income (loss) ....................................          (0.30)         (0.22)         (0.24)               -
   Net realized and unrealized gain (loss) on investments ..........          (2.61)          3.48           3.53             0.19
                                                                      -------------   ------------  -------------   --------------
Total from investment operations ...................................          (2.91)          3.26           3.29             0.19
Less distributions from:
   Net investment income ...........................................              -              -              -                -
   Net realized gain ...............................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Total distributions ................................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Net asset value, end of period .....................................  $       13.40   $      16.31  $       13.05   $        10.19
                                                                      =============   ============  =============   ==============

Total return (%) ...................................................         (17.84)         24.98          32.60             1.90
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements .....................           2.31           2.34           2.35             2.35
   Expenses, before waivers and reimbursements .....................           2.37           2.70           2.92             2.35
   Net investment income (loss), net of waivers and reimbursements..          (2.06)         (1.90)         (1.70)           (2.35)
   Net investment income (loss), before waivers and reimbursements..          (2.12)         (2.26)         (2.27)           (2.35)

                                                                                                                           Class C
                                                                      ------------------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                      -------------   --------------------------------------------
                                                                               2002         2001           2000          1999 (a)
                                                                      -------------   ------------  -------------   --------------
Net asset value, beginning of period ...............................        $ 16.32        $ 13.05        $ 10.19          $ 10.00
Income from investment operations:
   Net investment income (loss) ....................................          (0.30)         (0.22)         (0.25)               -
   Net realized and unrealized gain (loss) on investments ..........          (2.62)          3.49           3.54             0.19
                                                                      -------------   ------------  -------------   ---------------
Total from investment operations ...................................          (2.92)          3.27           3.29             0.19
Less distributions from:
   Net investment income ...........................................              -              -              -                -
   Net realized gain ...............................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   ---------------

Total distributions ................................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   ---------------

Net asset value, end of period .....................................        $ 13.40        $ 16.32        $ 13.05          $ 10.19
                                                                      =============   ============  =============   ==============

Total return (%) ...................................................         (17.89)         25.06          32.60             1.90
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements .....................           2.31           2.34           2.35             2.35
   Expenses, before waivers and reimbursements .....................           2.37           2.70           2.92             2.35
   Net investment income (loss), net of waivers and reimbursements..          (2.06)         (1.90)         (1.70)           (2.35)
   Net investment income (loss), before waivers and reimbursements..          (2.12)         (2.26)         (2.27)           (2.35)

                                                                      -------------------------------------------------------------
                                                                                                           Years Ended December 31,
                                                                      -------------   ---------------------------------------------
                                                                               2002           2001           2000         1999
                                                                      -------------   ------------  -------------   --------------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands)                    $78,581        $54,658        $28,778           $6,346
   Portfolio turnover rate (%)                                                  133            147            433                -

--------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

48 Annual Report                                               December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                                           Class A
                                                                    ----------------------------------------------
                                                                                        Years Ended December  31,
                                                                    -------------   ------------------------------
                                                                            2002        2001       2000   1999 (b)
                                                                    -------------   ---------   --------  --------
Net asset value, beginning of period ...........................     $     15.46     $ 17.90    $ 24.01   $ 20.61
Income from investment operations:
   Net investment income (loss) (a) ............................           (0.05)       0.07      (0.04)    (0.03)
   Net realized and unrealized gain (loss) on investments ......           (2.29)      (2.51)     (2.01)     7.92
                                                                    -------------   ---------   --------  --------
Total from investment operations ...............................           (2.34)      (2.44)     (2.05)     7.89
Less distributions from:
   Net investment income .......................................               -           -       0.09         -
   Net realized gain ...........................................               -           -       3.97      4.49
                                                                    -------------   ---------   --------  --------
Total distributions ............................................               -           -       4.06      4.49
                                                                    -------------   ---------   --------  --------
Net asset value, end of period .................................     $     13.12     $ 15.46    $ 17.90   $ 24.01
                                                                    =============   =========   ========  ========

Total return (%) ...............................................          (15.14)     (13.63)     (8.11)    39.12
Ratios to average daily net assets (%):
   Expenses ....................................................            1.51        1.60       1.59      1.60
   Net investment income (loss) ................................           (0.36)      (0.11)     (0.37)    (1.25)

                                                                                                           Class B
                                                                    ----------------------------------------------
                                                                                        Years Ended December  31,
                                                                    -------------   ------------------------------
                                                                            2002        2001       2000   1999 (c)
                                                                    -------------   ---------   --------  --------
Net asset value, beginning of period ...........................     $     15.01     $ 17.52    $ 23.98   $ 21.33
Income from investment operations:
   Net investment income (loss) (a) ............................           (0.15)      (0.07)     (0.23)    (0.04)
   Net realized and unrealized gain (loss) on investments ......           (2.22)      (2.44)     (1.99)     7.18
                                                                    -------------   ---------   --------  --------
Total from investment operations ...............................           (2.37)      (2.51)     (2.22)     7.14
Less distributions from:
   Net investment income .......................................               -           -       0.27         -
   Net realized gain ...........................................               -           -       3.97      4.49
                                                                    -------------   ---------   --------  --------
Total distributions ............................................               -           -       4.24      4.49
                                                                    -------------   ---------   --------  --------
Net asset value, end of period .................................     $     12.64     $ 15.01    $ 17.52   $ 23.98
                                                                    =============   =========   ========  ========

Total return (%) ...............................................          (15.79)     (14.33)     (8.79)    34.28
Ratios to average daily net assets (%):
   Expenses ....................................................            2.26        2.35       2.34      2.35
   Net investment income (loss) ................................           (1.11)      (0.86)     (1.16)    (1.93)

                                                                                                           Class C
                                                                    ----------------------------------------------
                                                                                        Years Ended December  31,
                                                                    -------------   ------------------------------
                                                                            2002        2001       2000   1999 (c)
                                                                    -------------   ---------   --------  --------
Net asset value, beginning of period ...........................     $     15.01     $ 17.52    $ 23.98   $ 21.33
Income from investment operations:
   Net investment income (loss) (a) ............................           (0.15)      (0.07)     (0.23)    (0.04)
   Net realized and unrealized gain (loss) on investments ......           (2.22)      (2.44)     (1.99)     7.18
                                                                    -------------   ---------   --------  --------
Total from investment operations ...............................           (2.37)      (2.51)     (2.22)     7.14
Less distributions from:
   Net investment income .......................................               -           -       0.27         -
   Net realized gain ...........................................               -           -       3.97      4.49
                                                                    -------------   ---------   --------  --------
Total distributions ............................................               -           -       4.24      4.49
                                                                    -------------   ---------   --------  --------
Net asset value, end of period .................................     $     12.64     $ 15.01    $ 17.52   $ 23.98
                                                                    =============   =========   ========  ========

Total return (%) ...............................................          (15.79)     (14.33)     (8.81)    34.28
Ratios to average daily net assets (%):
   Expenses ....................................................            2.26        2.35       2.34      2.35
   Net investment income (loss) ................................           (1.11)     (0.86)      (1.10)    (1.93)

                                                                    -----------------------------------------------
                                                                                         Years Ended December 31,
                                                                    ------------   --------------------------------
                                                                            2002        2001        2000       1999
                                                                    ------------   ---------   ---------  ---------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands) .......     $   778,788    $454,055    $333,888   $302,089
   Portfolio turnover rate (%) .................................              73         112         116        122

_______________
     (a)  Includes $0.00, $0.00, $0.06, $0.00, and $0.024, in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2002, 2001, 2000, 1999 and 1998, respectively.
     (b) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999. (c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

          Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

December 31, 2002                                         William Blair Funds 49

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Value Discovery Fund

                                                                                                                          Class A
                                                                             -----------------------------------------------------
                                                                                                          Years Ended December 31,
                                                                             -------------  --------------------------------------
                                                                                    2002        2001         2000      1999 (a)
                                                                             -------------  -----------   ----------  ------------
Net asset value, beginning of period ....................................    $     17.37    $    16.25     $  13.72    $   12.60
Income from investment operations:
   Net investment income (loss) .........................................          (0.04)         0.09         0.09         0.02
   Net realized and unrealized gain (loss) on investments ...............          (1.79)         2.75         2.53         1.12
                                                                             ------------   -----------    ---------   ----------
Total from investment operations ........................................          (1.83)         2.84         2.62         1.14
Less distributions from:
   Net investment income ................................................              -          0.96         0.09         0.02
   Net realized gain ....................................................              -          0.76            -            -
                                                                             ------------   -----------    ---------   ----------

Total distributions .....................................................              -          1.72         0.09         0.02
                                                                             ------------   -----------    ---------   ----------

Net asset value, end of period ..........................................    $     15.54    $    17.37     $  16.25    $   13.72
                                                                             ============   ===========    =========   ==========

Total return (%) ........................................................          10.54         17.42        19.09         9.01
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ..........................           1.59          1.61         1.64         1.64
   Expenses, before waivers and reimbursements ..........................           1.59          1.66         1.88         1.67
   Net investment income (loss), net of waivers and reimbursements ......          (0.22)         0.28         0.47         1.28
   Net investment income (loss), before waivers and reimbursements ......          (0.22)         0.23         0.23         1.25

                                                                                                                      Class B
                                                                            ---------------------------------------------------
                                                                                                       Years Ended December 31,
                                                                            -------------  ------------------------------------
                                                                                   2002       2001         2000       1999 (a)
                                                                             -----------   ----------  -----------  -----------
Net asset value, beginning of period ....................................    $    18.10    $   16.18   $   13.72    $   12.60
Income from investment operations:
   Net investment income (loss) .........................................         (0.18)       (0.06)      (0.07)        0.02
   Net realized and unrealized gain (loss) on investments ...............         (1.85)        2.74        2.53         1.11
                                                                            ------------   ----------  ----------   ----------
Total from investment operations ........................................         (2.03)        2.68        2.46         1.13
Less distributions from:
   Net investment income ................................................             -            -           -         0.01
   Net realized gain ....................................................             -         0.76           -            -
                                                                            ------------   ----------  ----------   ----------

Total distributions......................................................             -         0.76           -         0.01
                                                                            ------------   ----------  ----------   ----------

Net asset value, end of period ..........................................    $    16.07    $   18.10   $   16.18    $   13.72
                                                                            ============   ==========  ==========   ==========

Total return (%) ........................................................        (11.22)       16.54       17.93         8.95
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ..........................          2.34         2.36        2.39         2.39
   Expenses, before waivers and reimbursements ..........................          2.34         2.41        2.63         2.42
   Net investment income (loss), net of waivers and reimbursements ......         (0.97)       (0.47)      (0.27)        0.31
   Net investment income (loss), before waivers and reimbursements ......         (0.97)       (0.52)       (.51)        0.28


                                                                                                                       Class C
                                                                              ---------------------------------------------------
                                                                                                        Years Ended December  31,
                                                                              ------------- -------------------------------------
                                                                                    2002       2001        2000         1999 (b)
                                                                              ------------  -----------  ----------  ------------
Net asset value, beginning of period ....................................        $ 18.11      $ 16.19     $ 13.72     $ 12.67
Income from investment operations:
   Net investment income (loss) .........................................          (0.18)       (0.06)      (0.06)       0.02
   Net realized and unrealized gain (loss) on investments ...............          (1.86)        2.74        2.53        1.04
                                                                              -----------   ----------   ---------    --------
Total from investment operations ........................................          (2.04)        2.68        2.47        1.06
Less distributions from:
   Net investment income ................................................              -            -           -        0.01
   Net realized gain ....................................................              -         0.76           -           -
                                                                              -----------   ----------   ---------    --------

Total distributions .....................................................              -         0.76           -        0.01
                                                                              -----------   ----------   ---------    --------

Net asset value, end of period ..........................................        $ 16.07      $ 18.11     $ 16.19     $ 13.72
                                                                              ===========   ==========   =========    ========

Total return (%) ........................................................         (11.26)       16.53       18.00        8.37
Ratios to average daily net assets (%):
   Expenses, net of waivers and reimbursements ..........................           2.34         2.36        2.39        2.39
   Expenses, before waivers and reimbursements ..........................           2.34         2.41        2.63        2.42
   Net investment income (loss), net of waivers and reimbursements ......          (0.97)       (0.47)      (0.37)       1.53
   Net investment income (loss), before waivers and reimbursements ......          (0.97)       (0.52)      (0.61)       1.50

                                                              -------------------------------------------------------
                                                                                             Years Ended December 31,
                                                              ---------------  --------------------------------------
Supplemental data for all classes:                                  2002              2001        2000          1999
                                                              ---------------  -----------  ----------   ------------
   Total fund net assets at end of period (in thousands) ...     $190,802         $149,292       $74,093      $48,423
   Portfolio turnover rate (%) .............................           20               48            68           65

--------------
(a) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(b) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

50 Annual Report                                               December 31, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                                                      Class A
                                                                       -------------------------------------------------------
                                                                                                      Years Ended December 31,
                                                                       -------------------------------------------------------
                                                                              2002            2001         2000       1999 (b)
                                                                       ------------   -------------   ----------  ------------
Net asset value, beginning of period ...............................    $     6.21     $     10.37     $   9.94    $     9.95
Income from investment operations:
   Net investment income (loss) (a) ................................          0.32            4.80         0.63          0.07
   Net realized and unrealized gain (loss) on investments ..........          0.16           (4.16)        0.35         (0.01)
                                                                       ------------   -------------   ----------  ------------
Total from investment operations ...................................          0.48            0.64         0.98          0.06
Less distributions from:
   Net investment income ...........................................          0.29            4.80         0.55          0.07
   Net realized gain ...............................................             -               -            -             -
                                                                       ------------   -------------   ----------  ------------
Total distributions ................................................          0.29            4.80         0.55          0.07
                                                                       ------------   -------------   ----------  ------------
Net asset value, end of period .....................................    $     6.40     $      6.21     $  10.37    $     9.94
                                                                       ============   =============   ==========  ============

Total return (%) ...................................................          7.86            7.26        10.20          0.63
Ratios to average daily net assets (%):
   Expenses ........................................................          0.81            0.94         1.02          0.99
   Net investment income (loss) ....................................          5.23            5.38         6.25          5.78

                                                                                                                       Class B
                                                                       -------------------------------------------------------
                                                                                                      Years Ended December 31,
                                                                       -------------------------------------------------------
                                                                              2002            2001         2000       1999 (b)
                                                                       ------------   -------------   ----------   -----------
Net asset value, beginning of period ...............................    $    10.24      $    10.23     $   9.94     $   10.05
Income from investment operations:
   Net investment income (loss) (a) ................................          0.47            0.63         0.57          0.06
   Net realized and unrealized gain (loss) on investments ..........          0.24            0.01         0.32         (0.11)
                                                                       ------------   -------------   ----------   -----------
Total from investment operations ...................................          0.71            0.64         0.89         (0.05)
Less distributions from:
   Net investment income ...........................................          0.44            0.63         0.60          0.06
   Net realized gain                                                             -               -            -             -
                                                                       ------------   -------------   ----------   -----------
Total distributions ................................................          0.44            0.63         0.60          0.06
                                                                       ------------   -------------   ----------   -----------
Net asset value, end of period .....................................    $    10.51      $    10.24     $  10.23        $ 9.94
                                                                       ============   =============   ==========   ===========

Total return (%) ...................................................          7.15            6.37         9.25         (0.51)
Ratios to average daily net assets (%):
   Expenses ........................................................          1.56            1.69         1.77          1.77
   Net investment income (loss) ....................................          4.48            4.63         5.38          4.91

                                                                                                                       Class C
                                                                       -------------------------------------------------------
                                                                                                      Years Ended December 31,
                                                                       ------------   ----------------------------------------
                                                                              2002            2001         2000       1999 (d)
                                                                       ------------   -------------   ----------  ------------
Net asset value, beginning of period ...............................    $    10.39     $     10.27     $   9.93    $    10.06
Income from investment operations:
   Net investment income (loss)(a)..................................          0.47            0.53         0.53          0.08
   Net realized and unrealized gain (loss) on investments ..........          0.25            0.12         0.34         (0.13)
                                                                       ------------   -------------   ----------  ------------
Total from investment operations ...................................          0.72            0.65         0.87         (0.05)
Less distributions from:
   Net investment income ...........................................          0.45            0.53         0.53          0.08
   Net realized gain ...............................................             -               -            -             -
                                                                       ------------   -------------   ----------  ------------
Total distributions ................................................          0.45            0.53         0.53          0.08
                                                                       ------------   -------------   ----------  ------------
Net asset value, end of period .....................................    $    10.66     $     10.39     $  10.27    $     9.93
                                                                       ============   =============   ==========  ============

Total return (%) ...................................................          7.09            6.41         9.05         (0.53)
Ratios to average daily net assets (%):
   Expenses ........................................................          1.56            1.69         1.77          1.71
   Net investment income (loss) ....................................          4.48            4.63         5.35          5.11

                                                                       ------------------------------------------------------
                                                                                                     Years Ended December 31,
                                                                       --------------    ------------------------------------
Supplemental data for all classes:                                              2002         2001          2000         1999
                                                                       --------------    ---------    ----------  -----------
   Total fund net assets at end of period (in thousands) ...........         $196,136     $176,264      $167,746     $173,375
   Portfolio turnover rate (%) .....................................               66           82            54           66

_________

(a) As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset-backed securities as an adjustment to income. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class A shares for 2002 and 2001, respectively. It decreases the Ratio of Net Investment Income from 5.00% to 4.48% and 5.12% to 4.63% for Class B shares for 2002 and 2001, respectively. It decreases the Ratio of Net Investment Income from 5.00% to 4.48% and 5.12% to 4.63% for Class C shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

December 31, 2002                                        William Blair Funds  51

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves
Fund) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

                                          ERNST & YOUNG LLP

Chicago, Illinois
January 31, 2003

52  Annual Report                                             December 31, 2002

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Conrad Fischer, 68*    Chairman    Since 1987  Principal, William Blair     9      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

J. Grant Beadle, 70    Trustee     Since 1997  Retired Chairman and         9      Retired Associate Director,
                                               Chief Executive Officer,            Northwestern University Institute for
                                               Union Special                       The Learning Sciences, Batts Group,
                                               Corporation, industrial             Oliver Products Company and
                                               sewing machine                      Woodward Governor Company
                                               manufacturer

Theodore A. Bosler, 68 Trustee     Since 1997  Retired Principal and        9      Thresholds, a psychiatric recovery
                                               Vice President, Lincoln             center, and Institute of Chartered
                                               Capital Management                  Financial Analysts

Ann P. McDermott, 63   Trustee     Since 1996  N/A                          9      Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 68    Trustee     Since 1990  Retired Chairman and         9      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Michelle R. Seitz, 37  Trustee     Since 2002  Principal, William Blair     9      N/A
                       and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President

Robert E. Wood II, 64  Trustee     Since 1999  Retired Executive            9      Chairman, Add-Vision, Inc.; and
                                               Vice President, Morgan              Chairman, Micro-Combustion, LLC
                                               Stanley Dean Witter

December 31, 2002                                       William Blair Funds  53

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen          Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee      Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- ----------------------------

Marco Hanig, 44          President   Since 1999  Principal, William Blair    N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Senior Vice
                                                 President, First Chicago
                                                 NBD

Michael P. Balkin, 43    Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                         Vice                    & Company, L.L.C.
                         President

Rocky Barber, 51         Senior      Since 1988  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 36       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 45  Senior      Since 1993  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 50      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 48     Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Bentley M. Myer, 56      Senior      Since 1992  Principal, William Blair    N/A     Delnor Community Hospital
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 44 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 50 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 47    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

54  Annual Report                                             December 31, 2002

                                                                                       Number of
                                                                                      Portfolios
                                               Term of                                   in Fund
                             Position(s)    Office and                   Principal       Complex
                               Held with     Length of               Occupation(s)      Overseen        Other Directorships
Name and Age                        Fund   Time Served         During Past 5 Years    by Trustee    Held by Trustee/Officer
------------                 -----------   -----------    ------------------------    ----------    -----------------------
Michael A. Jancosek, 43      Vice          Since 2000     Associate, William Blair    N/A           N/A
                             President                    & Company, L.L.C.;
                                                          former Vice President,
                                                          First Chicago NBD

James S. Kaplan, 42          Vice          Since 1995     Associate, William Blair    N/A           N/A
                             President                    & Company, L.L.C.

Terence M. Sullivan, 58      Vice          Since 1997     Associate, William Blair    N/A           N/A
                             President                    & Company, L.L.C.
                             and
                             Treasurer

Christopher T. Vincent, 46   Vice          Since 2002     Associate, William Blair    N/A           Uhlich Cildren's Home
                             President                    & Company, L.L.C.;
                                                          former Managing
                                                          Director/Senior
                                                          Portfolio Manager,
                                                          Zurich Scudder
                                                          Investments

Colette M. Garavalia, 41     Secretary     Since 2000     Associate, William Blair    N/A           N/A
                                                          & Company, L.L.C.;
                                                          former Assistant Vice
                                                          President, Scudder
                                                          Kemper Investments

----------
*Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2002                                       William Blair Funds  55

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

56  Date of First Use February, 2003

                                                   [LOGO OF WILLIAM BLAIR FUNDS]


                                         INSTITUTIONAL INTERNATIONAL GROWTH FUND
                                                                   ANNUAL REPORT
                       ---------------------------------------------------------
                       DECEMBER 31, 2002

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year?

The Institutional International Growth Fund posted a 4.27% decrease on a total return basis for the period from the Fund's inception on July 26, 2002 to December 31, 2002, slightly behind the 0.86% decline in the Fund's benchmark, the MSCI All Country World (Free) excluding US Index.

What were the most significant factors impacting Fund performance?

Weak earnings growth, valuation compression, and diminished investor confidence extended the global bear market into a third year.

Although the first quarter ended with a market atmosphere of renewed optimism, based on a wave of stronger cyclical news late in the quarter, returns and market sentiment eroded steadily as the year progressed. In particular, the third quarter of 2002 was the worst quarter for global equity markets in fifteen years.

Fear of deflation, fear of war, fear of financial instability, lingering doubts about corporate integrity, and a growing sense of economic policy failure in Europe and Japan all combined to wreak havoc on investor confidence and thereby on valuations. Moreover, earnings growth trends clearly shifted into reverse as the global recovery was inhibited by corporate caution and anticipated margin improvements were slow to materialize.

For the most part, the partial recovery seen in October and November was concentrated in financial stocks (which felt some relief from the balance sheet and asset quality crisis atmosphere of the third quarter) and the Telecommunications, Media and Technology groups (which benefited from tentative signs of demand stabilization). The fourth quarter's best performance came from Europe, particularly in large cap stocks, as the European indices made up for some of their poor relative performance earlier in the year.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

On a relative basis, Asia, Japan, emerging markets and small cap stocks were the safe haven equity sectors, but returns were negative across the board.

Relative performance was aided by a significantly below-market exposure in Europe and by strong stock selection in Asia and Japan, but impaired by stock-specific issues elsewhere.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

After a full year of economic recovery that went unacknowledged by equity markets, it may be appropriate to expect a rebound in the months to come. There is pent-up demand for investment goods, robust consumption and trade growth continues to drive Asia, and central bankers worldwide appear to be enhancing their deflation-fighting skills. The principal equity risks, on the other hand, continue to lie at the micro level, as industry competition continues to intensify. Finally, the prospects for military confrontation in Iraq carry significant intangible potential for both positive and negative longer term outcomes, which means that any outlook expressed at this stage is provisional.

Institutional International Growth Fund

     Performance Highlights                   2002(a)(b)

     Institutional International Growth Fund      (4.27)%

     Morgan Stanley Capital
     International (MSCI) All Country
     World Free Ex-U.S. Index                     (0.86)

     (a) For the period July 26, 2002 (Commencement of operations) to December 31, 2002.
     (b) Total return is not annualized for periods that are less than one year.



  Illustration of an assumed investment of $10,000 with reinvestment of income dividends

                                     [GRAPH]

--------------------------------------------------------------------------------
Institutional  _______
International  $10,000     10,400    10,300    9,300    9,600   10,000   9,600
Growth Fund
--------------------------------------------------------------------------------

MSCI AC WLD    - - - -
Ex-US Index    $10,000     10,400    10,400    9,300    9,800   10,200   9,900

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

This report identifies the Fund's investments on December 31, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Institutional International Growth Fund

Portfolio of Investments, December 31, 2002    (all dollar amounts in thousands)

--------------------------------------------------------------------------------------  --------
Shares                                                                                   Value
--------------------------------------------------------------------------------------  --------
Common Stocks - Europe - 24.0%
Austria  -  1.0%
          21,700   Erste Bank Der Oester (Banking)                                      $  1,461
                                                                                        --------
Denmark  -  1.4%
          56,100   Group 4 Falck A/S (Safety and security services)                        1,184
          35,500   Lundbeck A/S (Pharmaceuticals)                                            943
                                                                                        --------
                                                                                          2,127
                                                                                        --------

Finland  -  1.4%
         132,980   Nokia Corp. (Electronic technology)                                     2,084
                                                                                        --------

France  -   5.2%
          40,600   April S.A. (Property and casualty insurance)                              606
          58,000   Elior (Consumer services)                                                 341
          21,000 * Generale de Sante (Health services)                                       241
           5,700   Klepierre (Finance)                                                       772
          28,900   L'Oreal S.A. (Consumer non-durables)                                    2,201
           4,700 * Medidep S.A. (Health services)                                             76
          73,000   Pinguely-Haulotte (Producer manufacturing)                                290
           9,100   Rodriquez Group (Retail trade)                                            492
         139,100   ST Microelectronics (Electronic technology)                             2,727
                                                                                        --------
                                                                                           7,746
                                                                                        --------

Germany  -  2.2%
          27,100   Altana AG (Pharmaceuticals)                                             1,232
          22,400   Medion AG (Commercial services)                                           793
          17,900   Puma AG (Consumer non-durables)                                         1,222
                                                                                        --------
                                                                                           3,247
                                                                                        --------

Greece  -  1.0%
          90,400   Coca-Cola Hellenic Bottling S.A. (Beverages)                            1,254
          10,900   Folli Follie S.A. (Apparel and footwear retailer)                         185
                                                                                        --------
                                                                                           1,439
                                                                                        --------

Ireland  - 1.7%
         189,900   Anglo Irish Bank plc (Finance)                                          1,352
          30,800 * Ryanair Holdings plc - ADR (Air transport)                              1,206
                                                                                        --------
                                                                                           2,558

Italy  -  1.2%
          55,600   Industria Machine Automatiche SpA (Producer manufacturing)                697
          52,700   Merloni Elettrodemestici SpA (Electronics, Appliances)                    555
          36,000   Permasteelisa SpA (Industrial services)                                   562
                                                                                        --------
                                                                                           1,814
                                                                                        --------

Netherlands  - 2.0%
          36,600   Euronext (Finance)                                                        796
          36,500   Unilever NV (Miscellaneous food products)                               2,243
                                                                                        --------
                                                                                           3,039
                                                                                        --------

Spain  - 3.2%
          38,700   Banco Popular Espanol (Banking)                                         1,583
          30,800   Grupo Ferrovial S.A. (Industrial services)                                781
         102,500   Inditex (Apparel and footwear retailer)                                 2,422
                                                                                          ------
                                                                                           4,786
                                                                                          ------

Sweden - 1.6%
          55,400   Gunnebo AB (Producer manufacturing)                                       791
          79,500   Hennes & Mauritz (Retail Trade)                                         1,537
                                                                                          ------
                                                                                           2,328
                                                                                          ------

Switzerland  - 2.1%
          32,000 * Logitech International S.A. (Electronic technology)                       954
          41,100 * Micronas Semiconductor (Electronic technology)                            722
          30,500 * UBS AG (Banking)                                                        1,482
                                                                                          ------
                                                                                           3,158

Common Stocks - United Kingdom - 17.6%
         126,600   3i Group plc (Venture capital)                                          1,131
         109,500 * Acambis (Biotechnology)                                                   488
         500,100   BG Group plc (Industrial services)                                      2,157
         289,800   BHP Billiton plc (Aluminum mining)                                      1,547
          61,000 * Cambridge Antibody Technology (Health technology)                         504
         340,000   Capita Group plc (Commercial services)                                  1,354
         145,900   Cattle's Holdings plc (Finance and leasing)                               677
         208,206 * Egg plc (Regional banking)                                                483
          85,900   Enterprise Inns (Consumer services)                                       789
         250,900   HBOS plc (Finance)                                                      2,645
         139,500   Hit Entertainment (Movies and entertainment)                              477
         113,500   MAN Group plc (Finance)                                                 1,620
          18,600   Mitie Group plc (Commercial services)                                      26
         138,600   Nestor Healthcare Group plc (Personnel services)                          482
         106,900   Next plc (Apparel and footwear retailer)                                1,267
         138,600   Northern Rock plc (Finance)                                             1,472
          58,186 * Powderject Pharmaceuticals (Medical specialties)                          386
         124,100   Reckitt Benckiser plc (Household products)                              2,407
         252,400   Standard Chartered plc (Banking)                                        2,868
         459,400   Tesco plc (Food retailer)                                               1,434
         915,300   Vodafone Group plc (Cellular telecommunications)                        1,668
          23,800 * Willis Group Holdings, Ltd.+ (Insurance brokers)                          682
                                                                                          ------
                                                                                          26,564

Common Stocks - Canada - 5.9%
          34,000 * Biovail Corp. - ADR (Pharmaceuticals)                                     898
          17,700   CHC Helicopter Corp. (Transportation)                                     319
         152,000 * Compton Petroleum Corp. (Oil and gas production)                          490
          33,200   GoldCorp Inc. (Precious metals)                                           422
          73,100 * Kingsway Financial Services (Finance)                                     634
          23,500 * Macdonald Dettwiler & Associates (Commercial services)                    335
          73,700   Manulife Financial Corp. (Life and health insurance)                    1,605
          57,500   Petro-Canada (Energy minerals)                                          1,781
          50,500 * Shoppers Drug Mart Corp. (Retail trade)                                   783
          82,800   Suncor Energy, Inc. (Energy minerals)                                   1,277
          32,700 * WestJet Airlines, Ltd. (Transportation)                                   334
                                                                                          ------
                                                                                           8,878
                                                                                          ------

Common Stocks - Bahamas - 0.7%
          34,500   Ace Limited + (Property and casualty insurer)                           1,012
                                                                                          ------

Common Stocks - Japan - 14.9%
          24,400   Askul Corporation (Retail trade)                                          705
          14,900   Belluna Company, Ltd. (Catalogs and specialty distribution)               519
           7,100   Cawachi Limited (Retail trade)                                            478
           5,800   Don Quijote Company, Ltd. (Discount retailer)                             532
          18,900   Hoya Corporation (Electronic technology)                                1,324
           9,600   Kappa Create Co., Ltd. (Consumer non-durables)                            486
          11,000   Keyence Corporation (Electronic technology)                             1,915
          37,900   Komeri Co., Ltd.  (Retail trade)                                          952
         277,200   Nissan Motor Company, Ltd. (Motor vehicles)                             2,164
          43,600   Nitto Denko Corporation (Electronic technology)                         1,242
         178,500   Nomura Securities Co. (Finance)                                         2,007
          20,600   Orix Corporation (Finance, rental and leasing)                          1,328
          13,000   Plenus Co., Ltd. (Consumer services)                                      455
         169,900   Sharp Corp (Electronics)                                                1,614
          15,200   SMC Corporation (Trucks, construction and farm machinery)               1,427
         208,000   Sumitomo Trust & Banking Co. (Finance)                                    843
         184,500   Suruga Bank Ltd. (Banking)                                                726
          39,100   Takeda Chemical Industries (Pharmaceuticals)                            1,635
          21,600   Tsuruha Co., Ltd. (Retail trade)                                          418
          12,300   USS Co., Ltd. (Commercial services)                                       560
          46,000   Yamada Denki (Consumer electronics retailer)                              971
                                                                                          ------
                                                                                          22,301
                                                                                          ------


* Non-income producing securities
ADR = American Depository Receipt
+ U.S. listed foreign security

                 See accompanying Notes to Financial Statements.

Institutional International Growth Fund

Portfolio of Investments, December 31, 2002  (all dollar amounts in thousands)

--------------------------------------------------------------------------------   ----------
Shares                                                                                Value
--------------------------------------------------------------------------------   ----------
Common Stocks - Emerging Asia - 7.9%
China - 0.3%
        299,000   China Vanke Company, Ltd. (Real estate development)              $     210
        652,000 * Convenience Retail Asia (Retail trade)                                 167
                                                                                   ----------
                                                                                         377
                                                                                   ----------
India - 3.7%
         20,200   BFL Software, Ltd. (Information technology)                            302
         15,000   Dr. Reddy's Laboratories (Pharmaceuticals)                             281
        137,600   Hero Honda Motors, Ltd. (Consumer durables)                            780
        238,400   Hindustan Lever (Consumer non-durables)                                905
         93,800   Housing Development Finance Corp. (Financial services)                 701
         21,500   Infosys Technologies, Ltd. (Consulting and software services)        2,142
         42,300   Wockhardt, Ltd. (Health technology)                                    396
                                                                                   ----------
                                                                                       5,507
                                                                                   ----------
Indonesia - 0.3%
        249,500   PT Unilever Indonesia Tbk (Household and personal care)                507
                                                                                   ----------
Malaysia - 0.4%
        432,000   IOI Corporation (Agricultural commodities)                             631
                                                                                   ----------
South Korea - 1.9%
         10,800   Samsung Electronics Co. (Semiconductors)                             2,859
                                                                                   ----------
Taiwan - 1.3%
      2,123,662 * EVA Airways (Airlines)                                                 897
        834,000 * Taiwan Semiconductor (Semiconductors)                                1,024
                                                                                   ----------
                                                                                       1,921
                                                                                   ----------
Common Stocks - Asia - 6.2%
Australia - 3.3%
        164,800   Billabong International (Footwear)                                     642
         87,000   Macquarie Bank, Ltd. (Financial services)                            1,151
        570,246   Qantas Airways (Transportation)                                      1,224
        192,800   Toll Holdings, Ltd. (Trucking)                                         686
         85,600   Wesfarmers Limited (Manufacturing)                                   1,276
                                                                                   ----------
                                                                                       4,979
                                                                                   ----------
Hong Kong - 1.8%
        543,700   Esprit Holdings (Apparel and footwear retailer)                        917
        806,000   Li & Fung (Distribution services)                                      765
      1,128,000   Techtronic Industries (Consumer durables)                            1,070
                                                                                   ----------
                                                                                       2,752
                                                                                   ----------
New Zealand - 0.4%
        166,897   Warehouse Group Limited (Discount retailer)                            639
                                                                                   ----------
Singapore - 0.7%
        955,969   Unisteel Technology, Ltd. (Electronic components)                      306
         93,000   Venture Corporation, Ltd. (Electronic components)                      745
                                                                                   ----------
                                                                                       1,051
                                                                                   ----------
Common Stocks - Latin America - 3.6%
   Brazil - 1.3%
        110,300   Confeccoes Guararapes S.A. - ON (Apparel retailer)               $     212
    134,429,000   Telemar Norte Leste S.A. -  (Specialty telecommunications)           1,706
                                                                                   ----------
                                                                                       1,918
                                                                                   ----------
Mexico - 2.3%
      1,897,500   America Movil S.A. (Communications)                                  1,362
      1,665,100 * Grupo Financiero BBVA Bancomer (Finance)                             1,263
        429,500   Walmart de Mexico (Retail trade)                                       831
                                                                                   ---------
                                                                                       3,456
                                                                                   ---------
Common Stocks - Emerging Europe, Mid-East, Africa - 0.5%
   South Africa  - 0.5%
      2,270,058 * Network Healthcare Holdings (Health services)                          818
                                                                                   ----------
   Total Common Stock  --  81.3%
       (cost $120,560)                                                               121,957
                                                                                   ----------
Preferred Stock - 0.7%
   Brazil - 0.7%
     60,200,000   Geradau S.A. (Steel)                                                   586
         71,300   Confeccoes Guararapes S.A. - PN (Apparel retailer)                     141
         81,200   Perdigao S.A. (Miscellaneous food products)                            279
                                                                                   ----------
   Total Preferred Stock - 0.7%                                                        1,006
                                                                                   ----------
       (cost $975)

Short - Term Investments

     11,480,039   William Blair Ready Reserves Fund                                   11,480
                                                                                   ----------
Total Short-term Investments - 7.7%
       (cost $11,480)                                                                 11,480
                                                                                   ----------
Total Investments - 89.7%                                                            134,443
       (cost $133,015)

Cash and other assets, less liabilities - 10.3%                                       15,405
                                                                                   ----------

Net assets - 100.0%                                                                $ 149,848
                                                                                   ==========

------------------------------------------------
*   Non-income producing securities
ADR = American Depository Receipt
+ U.S. listed foreign security

                 See accompanying Notes to Financial Statements.

Institutional International Growth Fund

Portfolio of Investments, December 31, 2002 (all dollar amounts in thousands)

At December 31, 2002, the Fund's Portfolio of Investments includes the following industry categories:

Financials...............................................           25.2%
Consumer Discretionary...................................           19.3%
Information Technology...................................           13.5%
Industrials and Services.................................           12.4%
Consumer Staples.........................................           10.4%
Healthcare...............................................            7.1%
Telecommunication Services...............................            5.5%
Energy...................................................            2.9%
Utilities................................................            1.8%
Materials................................................            1.6%
Transportation...........................................            0.3%
                                                                --------
                                                                   100.0%
                                                                ========

At December 31, 2002, the Fund's Portfolio of Investments includes the following currency categories:

Euro.....................................................          21.9%
British Pound Sterling...................................          21.0%
Japanese Yen.............................................          18.1%
Canadian Dollar..........................................           6.5%
Indian Rupee.............................................           4.5%
Australian Dollar........................................           4.0%
United States Dollar.....................................           3.1%
Mexico Nuevo Peso........................................           2.8%
Swiss Franc..............................................           2.6%
Hong Kong Dollar.........................................           2.5%
Brazilian Real...........................................           2.4%
South Korean Won.........................................           2.3%
Swedish Krona............................................           1.9%
Danish Krone.............................................           1.7%
Taiwan Dollar............................................           1.7%
All other currencies.....................................           3.0%
                                                                -------
                                                                  100.0%
                                                                =======

                 See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2002 (all amounts in thousands)

Institutional International Growth Fund

Assets
Investments in securities, at cost                                $   121,535
Investments in Affiliated Fund, at cost                                11,480
                                                                  -----------

Investments in securities, at value                               $   122,963
Investments in Affiliated Fund, at value                               11,480
Cash                                                                        1
Foreign currency, at value (cost $662)                                    663
Receivable for fund shares sold                                        15,000
Receivable for investment securities sold                                 118
Dividend and interest receivable                                           72
Prepaid insurance                                                           3
                                                                  -----------
       Total assets                                                   150,300

Liabilities

Payable for investment securities purchased                               293
Payable for fund shares redeemed                                            -
Management fee payable                                                    106
Other accrued expenses                                                     53
                                                                  -----------
       Total liabilities                                                  452
                                                                  -----------
           Net Assets                                             $   149,848
                                                                  ===========

Capital
Composition of Net Assets
     Par value of shares of beneficial interest                   $        16
     Capital paid in excess of par value                              153,252
     Undistributed net investment loss                                   (105)
     Accumulated net realized loss                                     (4,743)
     Net unrealized appreciation of
          investments and foreign currencies                            1,428
                                                                  -----------
           Net Assets                                             $   149,848
                                                                  ===========

     Net Assets                                                   $   149,848
     Shares Outstanding                                            15,656,884
     Net Asset Value Per Share                                    $      9.57

                 See accompanying Notes to Financial Statements.

Statement of Operations

for the Period Ended December 31, 2002 (all dollar amounts in thousands)

Institutional International Growth Fund (a)

Investment income
   Dividends less foreign tax withheld of $37                   $  429

Total income                                                       429

Expenses
   Investment advisory fees                                        388
   Custodian fees                                                   97
   Transfer agent fees                                               5
   Professional fees                                                24
   Registration fees                                                 9
   Other expenses                                                    6
                                                              --------

     Total expenses before waiver                                  529
         Less expenses waived and
             absorbed by the Advisor                               (79)
                                                              --------

     Net expenses                                                  450
                                                              --------

     Net investment loss                                           (21)

Net realized and unrealized loss
   on investments, foreign currency
   transactions and other assets and liabilities
     Net realized loss on investments                           (4,322)
     Net realized loss on foreign currency
         transactions and other assets and liabilities            (473)
                                                              --------

   Total net realized loss                                      (4,795)

Change in net unrealized appreciation
   on investments and other
   assets and liabilities                                        1,428
                                                              --------

Net decrease in net assets
   resulting from operations                                   ($3,388)
                                                              ========

(a) For the period July 26, 2002 (commencement of operations) to December 31,
                                     2002.

                 See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

for the Period Ended December 31, 2002 (all amounts in thousands)

Institutional International Growth Fund (a)

Operations
  Net investment loss                                               ($  21)
  Net realized loss on investments,
    foreign currency transactions
    and other assets and liabilties                                 (4,795)
  Change in net unrealized appreciation
    on investments, foreign currency
    transactrions  and other assets and liabilities                  1,428
                                                                ----------

    Net decrease in net assets
       resulting from operations                                    (3,388)

Distributions to shareholders from
  Net investment income                                                (32)
  Net realized gain                                                      -
                                                                ----------
                                                                       (32)

Capital stock transactions
  Net proceeds from sale of shares                                 153,637
  Shares issued in reinvestment of income
    dividends and capital gain distributions                            31
  Other capital transactions                                             -
  Less cost of shares redeemed                                        (400)
                                                                ----------

    Net increase in net assets
       resulting from capital stock transactions                   153,268
                                                                ----------

    Increase in net assets                                         149,848

Net assets
  Beginning of period                                                    -
                                                                ----------
  End of period                                                    149,848
                                                                ==========

Undistributed net investment loss
    at the end of the period                                          (105)
                                                                ==========

Capital stock transactions
  Shares sold                                                       15,695
  Shares issued in reinvestment of income
    dividends and capital gain distributions                             3
  Less shares redeemed                                                 (41)
                                                                ----------

Change from capital stock transactions                              15,657
                                                                ==========

(a) For the period July 26, 2002 (commencement of operations) to December 31,
                                      2002

                 See accompanying Notes to Financial Statements.

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios, each with its own investment objectives and policies.

Equity Portfolios                             International Portfolios
-----------------                             ------------------------
Growth                                        International Growth
Tax-Managed Growth                            Institutional International Growth
Large Cap Growth                              Fixed Income Portfolio
                                              ----------------------
Small Cap Growth                              Income
Value Discovery                               Money Market Portfolio
                                              ----------------------
                                              Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity          Long term capital appreciation.
International   Long term capital appreciation.
Fixed Income    High level of current income consistent relative to stability of principal.
Money Market    Current income, stable share price and daily liquidity.

The Institutional International Growth Fund (the "Portfolio") is the only Portfolio featured in this report.

(b) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of December 31, 2002, there were no securities requiring fair valuation by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(c) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio's net assets by the number of shares outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolio may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2002, the following reclassification was recorded (in thousands):

                                                                         Accumulated
                                           Undistributed Net           Undistributed               Capital
                                                  Investment            Net Realized        Paid In Excess
                                               Income/(Loss)           Gain / (Loss)          of Par Value
                                               ------------            ------------           ------------
Institutional International Growth                     $(52)                    $52                     $-

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 was as follows (in thousands):

                                                Distributions Paid in 2002
                                           -------------------------------------
                                           Ordinary                    Long-Term
                                             Income                 Capital Gain
                                             ------                 ------------
Institutional International Growth              $32                           $-

As of December 31, 2002 the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                                     Net
                                            Capital     Undistributed    Undistributed        Unrealized
                                               Loss          Ordinary        Long-Term     Appreciation/
                                       Carryforward            Income             Gain     (Depreciation)
                                       ------------     -------------    -------------     --------------
Institutional International Growth           $2,152              $120               $-            $1,128

For the period November 1, 2002 through December 31, 2002, the Portfolio incurred net capital and net currency losses. The Portfolio intends to treat these losses as having occurred in fiscal year 2003 for Federal income tax purposes (in thousands) :

                                            Capital             Currency
                                               Loss                 Loss
                                            -------             --------
Institutional International Growth           $2,511                  $20

(e) Options

The Portfolio may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments. There were no transactions in options during the period.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

The Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation / (depreciation) and net unrealized appreciation / (depreciation) at December 31, 2002, were as follows (in thousands):

                                                                                                     Net
                                                                Gross            Gross        Unrealized
                                            Cost of        Unrealized       Unrealized     Appreciation/
                                        Investments      Appreciation     Depreciation    (Depreciation)
                                        -----------      ------------     ------------     -------------
Institutional International Growth         $133,314            $6,474           $5,346            $1,128

At December 31, 2002, the Portfolio has unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

                                               2010
                                               ----
Institutional International Growth           $2,152

The Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation of $209 (in thousands) in 2002, all of which has been reclassified from unrealized gain
(loss) on investments to undistributed net investment income.

(h) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a)  Management and Expense Limitation Agreements

The Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. The Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

     First $500 million                        1.00%
     Next $500 million                         0.95%
     Remainder                                 0.90%

The Portfolio has also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2003, if total expenses of the Portfolio exceeds 1.10% of average daily net assets.

For a period of five years subsequent to April 30, 2003, the Company is entitled to reimbursement from the Portfolio for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the period ended December 31, 2002, the investment advisory fees incurred by the Portfolio and the related fee waivers were as follows (in thousands):

                                                                                                Expenses
                                              Gross                                Net      Recovered or
                                           Advisory               Fee         Advisory        (Absorbed)
                                                Fee            Waiver              Fee        by Advisor
                                           --------            ------         --------      ------------
Institutional International Growth             $388               $79             $309                $-

(b) Trustees fees

The Portfolio paid fees of $1 (in thousands) to non-affiliated trustees of the Fund for the year ended December 31, 2002.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, the Portfolio may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market Portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the Portfolio. The Advisor is obligated to waive any management fees and shareholder service fees earned on the other Portfolio's investments in the Ready Reserves Fund. Prior to September 2002, these fees were waived at the Ready Reserves Fund. Fees waived at the Ready Reserves Fund totaled approximately $277 of which $8 (in thousands) related to the Institutional International Portfolio's investments in the Ready Reserves Fund. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio's statement of operations.

The amount relating to the Portfolio's investment in Ready Reserves was as follows for the period ended December 31, 2002 (in thousands):

                                                       Sales       Fees      Dividend              Percent of
                                      Purchases     Proceeds     Waived        Income     Value    Net Assets
                                      ---------     --------     ------      --------     -----    ----------
Institutional International Growth      $87,335      $75,913        $24           $58    $11,480          7.7%

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended December 31, 2002 were as follows (in thousands):

                                          Purchases             Sales
                                          ---------             -----
Institutional International Growth         $145,017           $19,160

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counter party fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at December 31, 2002.

Financial Highlights

Institutional International Growth Fund


                                                                     12/31/2002 (a)
                                                                   ----------------
Net asset value, beginning of period                                      $10.0000
Income from investment operations:
   Net investment income                                                    0.0000
   Net realized and unrealized loss on investments                           (0.43)
                                                                   ---------------
Total from investment operations                                             (0.43)
Less distributions from:
   Net investment income                                                    0.0028
   Net realized gain                                                        0.0000
                                                                   ---------------

Total distributions                                                         0.0028
                                                                   ---------------

Net asset value, end of period                                            $ 9.5672
                                                                   ===============

Total return (%)                                                             (4.27)
Ratios to average daily net assets (%)(b):
   Expenses, net of waivers and reimbursements                                1.10
   Expenses, before waivers and reimbursements                                1.29
   Net investment loss, net of waivers and reimbursements                    (0.05)
   Net investment loss, before waivers and reimbursements                    (0.24)

Supplemental data:
   Net assets at end of period (in thousands)                             $149,848
   Portfolio turnover rate (%) (b)                                              59

-----------------------
(a) For the period July 26, 2002 (commencement of operations) to December 31, 2002.
(b) Rates are annualized.

To the Board of Trustees and Shareholders
William Blair Institutional International Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of William Blair Institutional International Growth Fund (the "Fund") as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Institutional International Growth Fund at December 31, 2002, the results of its operations, changes in its net assets and financial highlights for the period indicated in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 31, 2003

   Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Conrad Fischer, 68*    Chairman    Since 1987  Principal, William Blair     9      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

J. Grant Beadle, 70    Trustee     Since 1997  Retired Chairman and         9      Retired Associate Director,
                                               Chief Executive Officer,            Northwestern University Institute for
                                               Union Special                       The Learning Sciences, Batts Group,
                                               Corporation, industrial             Oliver Products Company and
                                               sewing machine                      Woodward Governor Company
                                               manufacturer

Theodore A. Bosler, 68 Trustee     Since 1997  Retired Principal and        9      Thresholds, a psychiatric recovery
                                               Vice President, Lincoln             center, and Institute of Chartered
                                               Capital Management                  Financial Analysts

Ann P. McDermott, 63   Trustee     Since 1996  N/A                          9      Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 68    Trustee     Since 1990  Retired Chairman and         9      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Michelle R. Seitz, 37  Trustee     Since 2002  Principal, William Blair     9      N/A
                       and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President

Robert E. Wood II, 64  Trustee     Since 1999  Retired Executive            9      Chairman, Add-Vision, Inc.; and
                                               Vice President, Morgan              Chairman, Micro-Combustion, LLC
                                               Stanley Dean Witter

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen          Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee      Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- ----------------------------

Marco Hanig, 44          President   Since 1999  Principal, William Blair    N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Senior Vice
                                                 President, First Chicago
                                                 NBD

Michael P. Balkin, 43    Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                         Vice                    & Company, L.L.C.
                         President

Rocky Barber, 51         Senior      Since 1988  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 36       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 45  Senior      Since 1993  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 50      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 48     Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Bentley M. Myer, 56      Senior      Since 1992  Principal, William Blair    N/A     Delnor Community Hospital
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 44 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 50 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 47    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

                                                                          Number of
                                                                         Portfolios
                                        Term of                             in Fund
                        Position(s)  Office and                Principal    Complex
                          Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                   Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------            ----------- ----------- ------------------------ ---------- -----------------------

Michael A. Jancosek, 43 Vice        Since 2000  Associate, William Blair    N/A     N/A
                        President               & Company, L.L.C.;
                                                former Vice President,
                                                First Chicago NBD

James S. Kaplan, 42        Vice      Since 1995 Associate, William Blair N/A N/A
                           President            & Company, L.L.C.

Terence M. Sullivan, 58    Vice      Since 1997 Associate, William Blair N/A N/A
                           President            & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 46 Vice      Since 2002 Associate, William Blair N/A Uhlich Children's Home
                           President            & Company, L.L.C.;
                                                former Managing
                                                Director/Senior
                                                Portfolio Manager,
                                                Zurich Scudder
                                                Investments

Colette M. Garavalia, 41   Secretary Since 2000 Associate, William Blair N/A N/A
                                                & Company, L.L.C.;
                                                former Assistant Vice
                                                President, Scudder
                                                Kemper Investments

--------
* Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

   The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

20  Date of First Use February, 2003